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                                                                  EXHIBIT 10.130












                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


                                 BY AND BETWEEN


                              BLUEGREEN CORPORATION


                                       AND


                          FOOTHILL CAPITAL CORPORATION


                         DATED AS OF SEPTEMBER 23, 1997





          -------------------------------------------------------------
                                TABLE OF CONTENTS
                                -----------------

                                                                   PAGE
                                                                   ----

         1.  DEFINITIONS AND CONSTRUCTION.  2
               1.1     DEFINITIONS  2
               1.2     ACCOUNTING TERMS 13
               1.3     CODE 13
               1.4     CONSTRUCTION 13
               1.5     SCHEDULES AND EXHIBITS. 13

         2.  LOAN AND TERMS OF PAYMENT. 14

               2.1     ADVANCES AGAINST PLEDGED A NOTES 14
               2.2     LAND INVENTORY ADVANCES 15
               2.3     ADVANCES AGAINST PLEDGED B NOTES; TERM LOAN 16
               2.4     INTEREST:  RATES, PAYMENTS, AND CALCULATIONS 17
               2.5     CREDITING PAYMENTS; APPLICATION OF COLLECTIONS 19
               2.6     STATEMENTS OF OBLIGATIONS 19
               2.7     FEES 20

         3.  CONDITIONS; TERM OF AGREEMENT 20
               3.1     CONDITIONS PRECEDENT TO INITIAL ADVANCE 20
               3.2     CONDITIONS PRECEDENT TO ALL ADVANCES. 20
               3.3     CONDITIONS PRECEDENT TO LAND INVENTORY ADVANCES. 22
               3.4     CONDITIONS PRECEDENT TO A LINE AND B LINE ADVANCES. 22
               3.5     TERM 22
               3.6     EFFECT OF TERMINATION 22
               3.7     EARLY TERMINATION BY BORROWER 23
               3.8     TERMINATION UPON EVENT OF DEFAULT 23

         4.  CREATION OF SECURITY INTEREST 23
               4.1     GRANT OF SECURITY INTEREST 23
               4.2     NEGOTIABLE COLLATERAL 23
               4.3 MAINTENANCE OF PORTFOLIO COLLATERAL; COLLECTION ON ACQUIRED NOTES AND PLEDGED NOTES 24
               4.4 COMPROMISE OR SETTLEMENTS WITH RESPECT TO PLEDGED NOTES; REPURCHASE OF PLEDGED NOTES 24
               4.5 EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT TO DEFAULTS UNDER PLEDGED NOTES 25
               4.6     DISTRIBUTIONS OF LOCKBOX SUMS 25
               4.7     RELEASE OF PORTIONS OF REAL PROPERTY COLLATERAL 26
               4.8 RELEASE OF SECURITY INTERESTS IN THE PLEDGED NOTES; RELEASE OF SECURITY WHEN ADVANCES ARE EQUAL TO ZERO 27
               4.9     DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED 28
               4.10    POWER OF ATTORNEY 28
               4.11    RIGHT TO INSPECT 29

         5.  REPRESENTATIONS AND WARRANTIES. 29
               5.1     NO PRIOR ENCUMBRANCES 29
               5.2     BONA FIDE OBLIGATION 29
               5.3     NO DEFENSES OR SETOFFS 29
               5.4     ENFORCEABLE AGREEMENTS 29
               5.5     CORRECT LEGAL DESCRIPTION 29
               5.6     CORRECT LOAN TERMS 29
               5.7     COMPLIANCE WITH LAWS 30
               5.8     AUTHORITY TO ASSIGN 30



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               5.9     LOCATION OF CHIEF EXECUTIVE OFFICE; FEIN 30
               5.10    DUE ORGANIZATION AND QUALIFICATION 30
               5.11    DUE AUTHORIZATION; NO CONFLICT 30
               5.12    LITIGATION 30
               5.13    NO MATERIAL ADVERSE CHANGE IN FINANCIAL CONDITION 31
               5.14    SOLVENCY 31
               5.15    EMPLOYEE BENEFITS 31
               5.16    ENVIRONMENTAL CONDITION 32
               5.17    RELIANCE BY FOOTHILL; CUMULATIVE 32
               5.18    GOOD STANDING 32

         6.  AFFIRMATIVE COVENANTS. 33
               6.1     ACCOUNTING SYSTEM 33
               6.2     SCHEDULES OF PLEDGED NOTES 33
               6.3     FINANCIAL STATEMENTS, REPORTS, CERTIFICATES 33
               6.4     TAX RETURNS 34
               6.5     GUARANTOR REPORTS 35
               6.6     TAXES 35
               6.7     INSURANCE 35
               6.8     FINANCIAL COVENANTS 37
               6.9     NO SETOFFS OR COUNTERCLAIMS 37
               6.10    COMPLIANCE WITH LAWS 37
               6.11    EMPLOYEE BENEFITS 37
               6.12    ENVIRONMENTAL CONDITION 38
               6.13    SALE OF PORTIONS OF THE REAL PROPERTY 40

         7.  NEGATIVE COVENANTS 41
               7.1     INTENTIONALLY DELETED 41
               7.2     LIENS 41
               7.3     RESTRICTIONS ON FUNDAMENTAL CHANGES 41
               7.4     EXTRAORDINARY TRANSACTIONS AND DISPOSAL OF ASSETS 41
               7.5     CHANGE NAME 41
               7.6     INTENTIONALLY DELETED 41
               7.7     RESTRUCTURE 42
               7.8     INTENTIONALLY DELETED 42
               7.9     CHANGE OF CONTROL 42
               7.10    DISTRIBUTIONS 42
               7.11    ACCOUNTING METHODS 42
               7.12    INVESTMENTS 42
               7.13    TRANSACTIONS WITH AFFILIATES 42
               7.14    SUSPENSION 42
               7.15    INTENTIONALLY DELETED 43
               7.16    USE OF PROCEEDS. 43
               7.17    CHANGE IN LOCATION OF CHIEF EXECUTIVE OFFICE 43


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               7.18    USE OF FOOTHILL'S NAME 43

         8.  EVENTS OF DEFAULT. 43

         9.  FOOTHILL'S RIGHTS AND REMEDIES. 46
               9.1     RIGHTS AND REMEDIES 46
               9.2     REMEDIES CUMULATIVE 48
               9.3     FORECLOSURE NOT A DISCHARGE 48

         10.   TAXES AND EXPENSES REGARDING THE COLLATERAL 49

         11.   WAIVERS; INDEMNIFICATION 49

               11.1    DEMAND; PROTEST; ETC. 49
               11.2    FOOTHILL'S LIABILITY FOR COLLATERAL 49
               11.3    INDEMNIFICATION 49

         12.   NOTICES 50

         13.   CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. 51

         14.   DESTRUCTION OF BORROWER'S DOCUMENTS 51

         15.   GENERAL PROVISIONS 52
               15.1    EFFECTIVENESS 52
               15.2    SUCCESSORS AND ASSIGNS 52
               15.3    SECTION HEADINGS 52
               15.4    INTERPRETATION 52
               15.5    SEVERABILITY OF PROVISIONS 53
               15.6    AMENDMENTS IN WRITING 53
               15.7    COUNTERPARTS; TELEFACSIMILE EXECUTION 53
               15.8    REVIVAL AND REINSTATEMENT OF OBLIGATIONS 53
               15.10   INTEGRATION 54

                                    SCHEDULES
                                    ---------

    SCHEDULE P-1               PERMITTED LIENS
    SCHEDULE PN-A              PLEDGED A NOTES STANDARDS
    SCHEDULE PN-B              PLEDGED B NOTES STANDARDS
    SCHEDULE R-1               REAL PROPERTY
    SCHEDULE 5.9               LITIGATION



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                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

              THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, IS ENTERED INTO AS OF SEPTEMBER ___, 1997, BETWEEN FOOTHILL CAPITAL CORPORATION, A CALIFORNIA CORPORATION ("FOOTHILL"), WITH A PLACE OF BUSINESS LOCATED AT 11111 SANTA MONICA BOULEVARD, SUITE 1500, LOS ANGELES, CALIFORNIA 90025-3333, AND BLUEGREEN CORPORATION, F/K/A PATTEN CORPORATION, A MASSACHUSETTS

    CORPORATION, WITH ITS CHIEF EXECUTIVE OFFICE LOCATED AT 5295 TOWN CENTER ROAD, SUITE 400, BOCA RATON, FLORIDA 33486 ("BORROWER"), AND IS MADE WITH REFERENCE TO THE FOLLOWING FACTS:

                              W I T N E S S E T H:

                      WHEREAS, ON OR ABOUT OCTOBER 29, 1993, FOOTHILL AND BORROWER ENTERED INTO THAT CERTAIN LOAN AND SECURITY AGREEMENT WHICH PROVIDED FOR BORROWINGS FROM TIME TO TIME BY BLUEGREEN AND PLEDGES OF VARIOUS SECURITY INTERESTS TO SECURE THE REPAYMENTS OF SUCH BORROWINGS, ALL ON THE TERMS AND CONDITIONS SET FORTH THEREIN; AND

                      WHEREAS, ON OR ABOUT DECEMBER 23, 1993, BORROWER AND FOOTHILL ENTERED INTO THAT CERTAIN FIRST AMENDMENT TO LOAN AGREEMENT; AND

                      WHEREAS, ON OR ABOUT FEBRUARY 16, 1995, BORROWER AND FOOTHILL ENTERED INTO THAT CERTAIN AMENDMENT NO. TWO TO THE LOAN AND SECURITY AGREEMENT: PATTEN CORPORATION; AND

                      WHEREAS, ON OR ABOUT MARCH 28, 1995, BORROWER AND FOOTHILL ENTERED INTO THAT CERTAIN AMENDMENT NO. THREE TO THE LOAN AND SECURITY
    AGREEMENT: PATTEN CORPORATION; AND

                      WHEREAS, ON OR ABOUT AUGUST 21, 1995, BORROWER AND FOOTHILL ENTERED INTO THAT CERTAIN "REVISED" AMENDMENT NO. THREE TO THE LOAN AND SECURITY AGREEMENT: PATTEN CORPORATION; AND

                      WHEREAS, ON OR ABOUT JUNE 15, 1995, BORROWER AND FOOTHILL ENTERED INTO THAT CERTAIN AMENDMENT NO. FOUR TO THE LOAN AND SECURITY
    AGREEMENT: PATTEN CORPORATION ("FOURTH AMENDMENT"); AND

                      WHEREAS, ON OR ABOUT JUNE 26, 1995 BORROWER, BLUEGREEN CORPORATION OF THE ROCKIES ("BLUEGREEN/ROCKIES"), AND FOOTHILL ENTERED INTO THAT CERTAIN FOURTH [SIC] AMENDMENT TO LOAN AND SECURITY AGREEMENT ("FIFTH AMENDMENT"); AND



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                      WHEREAS, ON OR ABOUT MARCH 8, 1996 BORROWER,
    BLUEGREEN/ROCKIES AND FOOTHILL ENTERED INTO THAT CERTAIN SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("SIXTH AMENDMENT") AND

                      WHEREAS, ON OR ABOUT MARCH 24, 1997 BORROWER, BLUEGREEN/ROCKIES AND FOOTHILL ENTERED INTO THAT CERTAIN SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("SEVENTH AMENDMENT"; THE LOAN AGREEMENT, AS AMENDED BY THE FIRST AMENDMENT, THE SECOND AMENDMENT, THE THIRD AMENDMENT, THE FOURTH AMENDMENT, THE FIFTH AMENDMENT, THE SIXTH AMENDMENT, AND THE SEVENTH AMENDMENT, IS HEREAFTER REFERRED TO AS THE "LOAN AGREEMENT"); AND

                      WHEREAS, BORROWER, BLUEGREEN/ROCKIES, AND FOOTHILL DESIRE TO AMEND AND RESTATE THE LOAN AGREEMENT IN ITS ENTIRETY, ON THE TERMS AND CONDITIONS SPECIFICALLY SET FORTH HEREIN.

                      NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HERETO AGREE AS
    FOLLOWS:

                      1. DEFINITIONS AND CONSTRUCTION.

                         1.1 DEFINITIONS. AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING DEFINITIONS:

                         "ACT" MEANS ALL PRESENT AND FUTURE LAWS, REGULATIONS, STATUTES, COMMON LAW, RULES, ORDINANCES, CODES, LICENSES, PERMITS, ORDERS, APPROVALS, PLANS, AUTHORIZATIONS, CONCESSIONS, FRANCHISES, AND SIMILAR ITEMS OF ANY FEDERAL, STATE OR LOCAL GOVERNMENT, INSTRUMENTALITY OR BODY, AS THE SAME MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME RELATED TO HAZARDOUS MATERIALS.

                         "ADJUSTED TANGIBLE NET WORTH" MEANS TANGIBLE NET WORTH PLUS SUBORDINATED DEBT.

                         "AFFILIATE" MEANS, AS APPLIED TO ANY PERSON, ANY OTHER PERSON DIRECTLY OR INDIRECTLY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH, THAT PERSON. FOR PURPOSES OF THIS DEFINITION, "CONTROL" AS APPLIED TO ANY PERSON MEANS THE POSSESSION, DIRECTLY OR INDIRECTLY, OF THE POWER TO DIRECT OR CAUSE THE DIRECTION OF THE MANAGEMENT AND POLICIES OF THAT PERSON, WHETHER THROUGH THE OWNERSHIP OF VOTING SECURITIES, BY CONTRACT, OR OTHERWISE.

                         "AGREEMENT" MEANS THIS LOAN AND SECURITY AGREEMENT AND ANY EXTENSIONS, RIDERS, SUPPLEMENTS, NOTES, AMENDMENTS, OR MODIFICATIONS TO OR IN CONNECTION WITH THIS LOAN AND SECURITY AGREEMENT.

                         "AUTHORIZED OFFICER" MEANS ANY OFFICER OF BORROWER.



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                         "A LINE ADVANCES" HAS THE MEANING SET FORTH IN SECTION
    2.1 HEREOF.

                         "A LINE BORROWING BASE" MEANS AN AMOUNT EQUAL TO THE SUM OF NINETY PERCENT (90%) OF THE UNPAID PRINCIPAL BALANCE, AT THE TIME OF THE ADVANCE WITH RESPECT TO PLEDGED A NOTES, DISCOUNTED TO THIRTEEN PERCENT (13%), AT THE TIME OF THE ADVANCE WITH RESPECT TO FIXED RATE NOTES.

                         "BANKRUPTCY CODE" MEANS THE UNITED STATES BANKRUPTCY CODE (11 U.S.C. SS. 101 ET SEQ.), AS AMENDED, AND ANY SUCCESSOR STATUTE.

                         "B LINE ADVANCES" HAS THE MEANING SET FORTH IN SECTION
    2.3 HEREOF.

                         "B LINE BORROWING BASE" MEANS AN AMOUNT EQUAL TO THE SUM OF SIXTY PERCENT (60%) OF THE UNPAID PRINCIPAL BALANCE, AT THE TIME OF THE ADVANCE WITH RESPECT TO PLEDGED B NOTES, DISCOUNTED TO THIRTEEN PERCENT (13%), AT THE TIME OF THE ADVANCE WITH RESPECT TO FIXED RATE NOTES.

                         "BORROWER" HAS THE MEANING SET FORTH IN THE PREAMBLE TO THIS AGREEMENT.

                         "BORROWER'S BOOKS" MEANS ALL OF BORROWER'S BOOKS AND RECORDS RELATING TO THE COLLATERAL (OTHER THAN BORROWER'S BOOKS) INCLUDING:
    LEDGERS; RECORDS INDICATING, SUMMARIZING, OR EVIDENCING BORROWER'S PROPERTIES OR ASSETS RELATING TO THE COLLATERAL; ALL INFORMATION RELATING TO BORROWER'S BUSINESS OPERATIONS OR FINANCIAL CONDITION RELATING TO THE COLLATERAL; AND ALL COMPUTER PROGRAMS, DISC OR TAPE FILES, PRINTOUTS, RUNS, OR OTHER COMPUTER PREPARED INFORMATION RELATING TO THE COLLATERAL.

                         "BUSINESS DAY" MEANS ANY DAY WHICH IS NOT A SATURDAY, SUNDAY, OR OTHER DAY ON WHICH NATIONAL BANKS ARE AUTHORIZED OR REQUIRED TO CLOSE.

                         "CHANGE OF CONTROL" SHALL BE DEEMED TO HAVE OCCURRED AT SUCH TIME AS A "PERSON" OR "GROUP" (WITHIN THE MEANING OF SECTIONS 13(D) AND 14(D)(2) OF THE SECURITIES EXCHANGE ACT OF 1934) BECOMES THE "BENEFICIAL OWNER" (AS DEFINED IN RULE 13D-3 UNDER THE SECURITIES EXCHANGE ACT OF 1934), DIRECTLY OR INDIRECTLY, OF MORE THAN 35% OF THE TOTAL VOTING POWER OF ALL CLASSES OF STOCK THEN OUTSTANDING OF BORROWER NORMALLY ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.

                         "CODE" MEANS THE CALIFORNIA UNIFORM COMMERCIAL CODE.

                         "COLLATERAL" MEANS EACH OF THE FOLLOWING: THE PLEDGED NOTES; THE REAL PROPERTY; THE COLLECTED FUNDS; BORROWER'S BOOKS; ANY MONEY, OR OTHER ASSETS OF BORROWER WHICH NOW OR HEREAFTER COME INTO THE POSSESSION, CUSTODY, OR CONTROL OF FOOTHILL (UNLESS THE SAME SHALL COME INTO THE POSSESSION OF FOOTHILL BY MISTAKE OR INADVERTENCE); AND THE PROCEEDS AND PRODUCTS, WHETHER TANGIBLE OR INTANGIBLE, OF ANY OF



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    THE FOREGOING INCLUDING PROCEEDS OF INSURANCE COVERING ANY OR ALL OF THE
    COLLATERAL, AND ANY AND ALL MONEY, DEPOSIT ACCOUNTS, OR OTHER TANGIBLE OR INTANGIBLE PROPERTY RESULTING FROM THE SALE, EXCHANGE, COLLECTION, OR OTHER DISPOSITION OF ANY OF THE FOREGOING, OR ANY PORTION THEREOF OR INTEREST THEREIN, AND THE PROCEEDS THEREOF.

                         "COLLECTED FUNDS" MEANS THE DIRECT WITHDRAWAL DEPOSITS MADE BY COLLECTING BANK AND FORWARDED TO THE LOCK BOX BANKS AS PAYMENTS ON SOME OF THE PLEDGED NOTES.

                         "COLLECTING BANK" MEANS [FLEET] ______________________
    , OR SUCH SUCCESSOR INSTITUTION APPROVED BY FOOTHILL.

                         "COMPLIANCE CERTIFICATE" HAS THE MEANING SET FORTH IN
    SECTION 6.3.

                         "CUSTODIAL AGREEMENT" MEANS ANY CUSTODIAL AGREEMENT ENTERED INTO BETWEEN CUSTODIAN, ON THE ONE HAND, AND FOOTHILL, ON THE OTHER HAND, (THE FORM OF WHICH IS ACCEPTABLE TO BORROWER) RESPECTING THE AGREEMENT OF SUCH INSTITUTION TO ACT AS CUSTODIAN AND BAILEE ON BEHALF OF FOOTHILL RESPECTING SOME OR ALL OF THE COLLATERAL.

                         "CUSTODIAN" MEANS THE FINANCIAL OR OTHER INSTITUTION ACTING AS FOOTHILL'S CUSTODIAN RESPECTING SOME OR ALL OF THE COLLATERAL, WHOSE IDENTITY IS REASONABLY ACCEPTABLE TO BORROWER.

                         "DAILY BALANCE" MEANS THE AMOUNT OF AN OBLIGATION OWED AT THE END OF A GIVEN DAY.

                         "EARLY TERMINATION FEE" HAS THE MEANING SET FORTH IN
    SECTION 3.7.

                         "EFFECTIVE DATE" MEANS THE DATE SET FORTH ON THE FIRST PAGE OF THIS AGREEMENT.

                         "ERISA" MEANS THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED FROM TIME TO TIME, OR ANY PREDECESSOR, SUCCESSOR, OR SUPERSEDING LAWS OF THE UNITED STATES OF AMERICA, TOGETHER WITH ALL REGULATIONS PROMULGATED THEREUNDER.

                         "ERISA AFFILIATE" MEANS ANY TRADE OR BUSINESS (WHETHER OR NOT INCORPORATED) WHICH, WITHIN THE MEANING OF SECTION 414 OF THE IRC,
    IS: (I) UNDER COMMON CONTROL WITH BORROWER; (II) TREATED, TOGETHER WITH BORROWER, AS A SINGLE EMPLOYER; (III) TREATED AS A MEMBER OF AN AFFILIATED SERVICE GROUP OF WHICH BORROWER IS ALSO TREATED AS A MEMBER; OR (IV) IS OTHERWISE AGGREGATED WITH THE BORROWER FOR PURPOSES OF THE EMPLOYEE BENEFITS REQUIREMENTS LISTED IN IRC SECTION 414(M)(4).

                         "ERISA EVENT" SHALL MEAN ANY ONE OR MORE OF THE
    FOLLOWING: (I) A REPORTABLE EVENT WITH RESPECT TO A QUALIFIED PLAN OR A MULTIEMPLOYER PLAN; (II) A

    PROHIBITED TRANSACTION WITH RESPECT TO ANY PLAN; (III) A COMPLETE OR PARTIAL WITHDRAWAL BY BORROWER OR ANY ERISA AFFILIATE FROM A MULTIEMPLOYER PLAN;
    (IV) THE COMPLETE OR PARTIAL WITHDRAWAL OF BORROWER OR AN ERISA AFFILIATE FROM A QUALIFIED PLAN DURING A PLAN YEAR IN WHICH IT WAS, OR WAS TREATED AS, A "SUBSTANTIAL EMPLOYER" AS DEFINED IN SECTION 4001(A)(2) OF ERISA; (V) A FAILURE TO MAKE FULL PAYMENT WHEN DUE OF ALL AMOUNTS WHICH, UNDER THE PROVISIONS OF ANY PLAN OR APPLICABLE LAW, BORROWER OR ANY ERISA AFFILIATE IS REQUIRED TO MAKE; (VI) THE FILING OF A NOTICE OF INTENT TO TERMINATE, OR THE TREATMENT OF A PLAN AMENDMENT AS A TERMINATION, UNDER SECTIONS 4041 OR 4041A OF ERISA; (VII) AN EVENT OR CONDITION WHICH MIGHT REASONABLY BE EXPECTED TO CONSTITUTE GROUNDS UNDER SECTION 4042 OF ERISA FOR THE TERMINATION OF, OR THE APPOINTMENT OF A TRUSTEE TO ADMINISTER, ANY QUALIFIED PLAN OR MULTIEMPLOYER PLAN; (VIII) THE IMPOSITION OF ANY LIABILITY UNDER TITLE IV OF ERISA, OTHER THAN PBGC PREMIUMS DUE BUT NOT DELINQUENT UNDER SECTION 4007 OF ERISA, UPON BORROWER OR ANY ERISA AFFILIATE; AND (IX) A VIOLATION OF THE APPLICABLE REQUIREMENTS OF SECTIONS 404 OR 405 OF ERISA, OR THE EXCLUSIVE BENEFIT RULE UNDER SECTION 403(C) OF ERISA, BY ANY FIDUCIARY OR DISQUALIFIED PERSON WITH RESPECT TO ANY PLAN FOR WHICH BORROWER OR ANY ERISA AFFILIATE MAY BE DIRECTLY OR INDIRECTLY LIABLE.

                         "EVENT OF DEFAULT" HAS THE MEANING SET FORTH IN
    SECTION 8.

                         "FEIN" MEANS FEDERAL EMPLOYER IDENTIFICATION NUMBER.

                         "FOOTHILL" HAS THE MEANING SET FORTH IN THE PREAMBLE TO THIS AGREEMENT.

                         "FOOTHILL EXPENSES" MEANS ALL: COSTS OR EXPENSES (INCLUDING TAXES, PHOTOCOPYING, NOTARIZATION, TELECOMMUNICATION AND INSURANCE PREMIUMS) REQUIRED TO BE PAID BY BORROWER UNDER ANY OF THE LOAN DOCUMENTS THAT ARE PAID OR ADVANCED BY FOOTHILL; DOCUMENTATION, FILING, RECORDING, PUBLICATION, REAL ESTATE SURVEY, ENVIRONMENTAL AUDIT, LOCK-BOX, FEES INCURRED PURSUANT TO THE CUSTODIAL AGREEMENT, SEARCH FEES, AND APPRAISAL FEES RESPECTING THE REAL PROPERTY, (OR PROPERTY PROPOSED BY BORROWER TO BECOME REAL PROPERTY) AND THE PROPERTIES SUBJECT TO THE NOTE MORTGAGES, WHICH ARE ASSESSED, PAID, OR INCURRED BY FOOTHILL IN CONNECTION WITH FOOTHILL'S TRANSACTIONS WITH BORROWER; REASONABLE COSTS AND EXPENSES INCURRED BY FOOTHILL IN THE DISBURSEMENT OF FUNDS TO BORROWER (BY WIRE TRANSFER OR OTHERWISE); REASONABLE CHARGES PAID OR INCURRED BY FOOTHILL RESULTING FROM THE DISHONOR OF CHECKS; REASONABLE COSTS AND EXPENSES PAID OR INCURRED BY FOOTHILL TO CORRECT ANY DEFAULT OR ENFORCE ANY PROVISION OF THE LOAN DOCUMENTS, OR IN GAINING POSSESSION OF, MAINTAINING, HANDLING, PRESERVING, STORING, SHIPPING, SELLING, PREPARING FOR SALE, OR ADVERTISING TO SELL THE COLLATERAL, OR ANY PORTION THEREOF, IRRESPECTIVE OF WHETHER A SALE IS CONSUMMATED; COSTS AND EXPENSES PAID OR INCURRED BY FOOTHILL IN EXAMINING BORROWER'S BOOKS; REASONABLE COSTS AND EXPENSES OF THIRD PARTY CLAIMS OR ANY OTHER SUIT PAID OR INCURRED BY FOOTHILL IN ENFORCING OR DEFENDING THE LOAN DOCUMENTS; AND FOOTHILL'S REASONABLE ATTORNEYS FEES AND EXPENSES INCURRED IN ADVISING, STRUCTURING, DRAFTING, REVIEWING, ADMINISTERING, AMENDING, TERMINATING, ENFORCING, DEFENDING, OR CONCERNING THE LOAN DOCUMENTS, IRRESPECTIVE OF

    WHETHER SUIT IS BROUGHT, (INCLUDING ATTORNEYS FEES AND EXPENSES INCURRED IN CONNECTION WITH A "WORKOUT," A "RESTRUCTURING," OR AN INSOLVENCY PROCEEDING CONCERNING BORROWER OR ANY GUARANTOR OF THE OBLIGATIONS).

                         "GAAP" MEANS GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AS IN EFFECT FROM TIME TO TIME IN THE UNITED STATES, CONSISTENTLY APPLIED.

                         "HAZARDOUS MATERIALS" MEANS:

                         (A) THOSE SUBSTANCES AS DEFINED AS "HAZARDOUS SUBSTANCES," "HAZARDOUS MATERIALS," "TOXIC SUBSTANCES," OR "SOLID WASTE" IN CERCLA, RCRA, AND THE HAZARDOUS MATERIALS TRANSPORTATION ACT, 49 U.S.C.
    SECTION 1801 ET SEQ., AND IN THE REGULATIONS PROMULGATED PURSUANT THERETO;

                         (B) THOSE SUBSTANCES DESIGNATED AS A "HAZARDOUS SUBSTANCE" UNDER OR PURSUANT TO THE FEDERAL WATER POLLUTION CONTROL ACT, 33 U.S.C. SS.1257 ET SEQ., OR DEFINED AS A "HAZARDOUS WASTE" UNDER OR PURSUANT TO THE RESOURCE CONSERVATION AND RECOVERY ACT, 42 U.S.C. SS.6901 ET SEQ. AND IN THE REGULATIONS PROMULGATED PURSUANT THERETO;

                         (C) THOSE SUBSTANCES LISTED IN THE UNITED STATES DEPARTMENT OF TRANSPORTATION TABLE (40 CFR 172.101 AND AMENDMENTS THERETO) OR BY THE ENVIRONMENTAL PROTECTION AGENCY (OR ANY SUCCESSOR AGENCY) AS HAZARDOUS SUBSTANCES (40 CFR PART 302 AND AMENDMENTS THERETO); AND

                         (D) SUCH OTHER SUBSTANCES, MATERIALS AND WASTES WHICH ARE REGULATED OR WHICH ARE CLASSIFIED AS HAZARDOUS OR TOXIC UNDER ANY ACT.

                         "INDEBTEDNESS" SHALL MEAN: (A) ALL OBLIGATIONS OF BORROWER FOR BORROWED MONEY; (B) ALL OBLIGATIONS OF BORROWER EVIDENCED BY BONDS, DEBENTURES, NOTES, OR OTHER SIMILAR INSTRUMENTS AND ALL REIMBURSEMENT OR OTHER OBLIGATIONS OF BORROWER IN RESPECT OF LETTERS OF CREDIT, LETTER OF CREDIT GUARANTIES, BANKERS ACCEPTANCES, INTEREST RATE SWAPS, CONTROLLED DISBURSEMENT ACCOUNTS, OR OTHER FINANCIAL PRODUCTS; (C) ALL OBLIGATIONS UNDER CAPITALIZED LEASES; (D) ALL OBLIGATIONS OR LIABILITIES OF OTHERS SECURED BY A LIEN OR SECURITY INTEREST ON ANY PROPERTY OR ASSET OF BORROWER, IRRESPECTIVE OF WHETHER SUCH OBLIGATION OR LIABILITY IS ASSUMED; AND (E) ANY OBLIGATION OF BORROWER GUARANTEEING OR INTENDED TO GUARANTEE (WHETHER GUARANTEED, ENDORSED, CO-MADE, DISCOUNTED, OR SOLD WITH RECOURSE TO BORROWER) ANY INDEBTEDNESS, LEASE, DIVIDEND, LETTER OF CREDIT, OR OTHER OBLIGATION OF ANY OTHER PERSON.

                         "INDEMNIFIED PERSONS" MEANS FOOTHILL AND ITS PARENTS, SUBSIDIARIES AND AFFILIATES, ATTORNEYS AND EACH OF THEIR OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, TRUSTEES, RECEIVERS, EXECUTORS AND ADMINISTRATORS, AND THE HEIRS, SUCCESSORS AND ASSIGNS OF ALL OF THE FOREGOING.

                         "INITIAL CLOSING DATE" MEANS OCTOBER 29, 1993.

                         "INSOLVENCY PROCEEDING" MEANS ANY PROCEEDING COMMENCED BY OR AGAINST ANY PERSON UNDER ANY PROVISION OF THE BANKRUPTCY CODE OR UNDER ANY OTHER BANKRUPTCY OR INSOLVENCY LAW, INCLUDING ASSIGNMENTS FOR THE BENEFIT OF CREDITORS, FORMAL OR INFORMAL MORATORIA, COMPOSITIONS, EXTENSIONS GENERALLY WITH ITS CREDITORS, OR PROCEEDINGS SEEKING REORGANIZATION, ARRANGEMENT, OR OTHER SIMILAR RELIEF.

                         "IRC" MEANS THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE REGULATIONS THEREUNDER.

                         "LAND INVENTORY ADVANCES" HAS THE MEANING SET FORTH IN
    SECTION 2.2 HEREOF.

                         "LAND INVENTORY BORROWING BASE" MEANS AN AMOUNT EQUAL TO THE LESSER OF (A) EIGHT MILLION DOLLARS ($8,000,000.00), (B) SEVENTY-FIVE PERCENT (75%) OF THE SUM OF ACQUISITION COSTS OF REAL PROPERTY PLUS SIXTY-FIVE PERCENT (65%) OF BORROWER'S ACTUAL COSTS OF IMPROVEMENTS TO BE ERECTED THEREON, OR (C) FOOTHILL'S IN-HOUSE APPRAISAL OF THE REAL PROPERTY. THE FOREGOING PROVISION OF (B) NOTWITHSTANDING, THE COMPUTATION OF THE LAND INVENTORY BORROWING BASE SHALL BE FURTHER LIMITED FOR EACH SUCH SUBSECTION BY A PROJECT TO PROJECT LIMITATION OF SEVENTY PERCENT (70%) OF THE ORDERLY LIQUIDATION VALUE OF EACH PROJECT.

                         "LOAN DOCUMENTS" MEANS THIS AGREEMENT, THE PLEDGE AGREEMENT, THE LOCK BOX AGREEMENTS, THE MORTGAGES, THE TERM NOTE, THE C-TERM NOTE, ANY OTHER NOTE OR NOTES EXECUTED BY BORROWER AND PAYABLE TO FOOTHILL, AND ANY OTHER AGREEMENT ENTERED INTO IN CONNECTION WITH THIS AGREEMENT.

                         "LOCK BOX" SHALL HAVE THE MEANING PROVIDED IN THE RESPECTIVE LOCK BOX AGREEMENTS.

                         "LOCK BOX AGREEMENTS" MEANS THOSE CERTAIN LOCKBOX OPERATING PROCEDURAL AGREEMENTS AND DEPOSITORY ACCOUNT AGREEMENTS, IN FORM AND SUBSTANCE SATISFACTORY TO BORROWER AND FOOTHILL, EACH OF WHICH IS AMONG BORROWER, FOOTHILL, AND ONE OF THE LOCK BOX BANKS.

                         "LOCK BOX BANKS" MEANS BANKERS TRUST COMPANY.

                         "LOSSES" SHALL MEAN (I) ANY AND ALL LOSSES,
    LIABILITIES, CONTINGENT LIABILITIES, DAMAGES, OBLIGATIONS, CLAIMS, CONTINGENT CLAIMS, ACTIONS, SUITS, PROCEEDINGS, DISBURSEMENTS, PENALTIES, REASONABLE COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND COSTS OF COUNSEL RETAINED BY FOOTHILL TO MONITOR THE PROCEEDINGS AND ACTIONS OF BORROWER IN SATISFYING ITS OBLIGATIONS HEREUNDER); AND (II) ANY AND ALL LOSSES, LIABILITIES, CONTINGENT LIABILITIES, DAMAGES, OBLIGATIONS, CLAIMS, CONTINGENT

    CLAIMS, ACTIONS, SUITS, PROCEEDINGS, DISBURSEMENTS, PENALTIES, REASONABLE COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND COSTS OF COUNSEL RETAINED BY FOOTHILL TO MONITOR THE PROCEEDINGS AND ACTIONS OF BORROWER IN ANY AND ALL MATTERS RELATING TO HAZARDOUS MATERIALS AFFECTING THE REAL PROPERTY, THE PROPERTY SUBJECT TO THE NOTE MORTGAGES AND ANY PROPERTY IN THE VICINITY CONTAMINATED BY RELEASES OF HAZARDOUS MATERIALS FROM SUCH PROPERTY); AND COSTS OF COUNSEL RETAINED BY FOOTHILL TO ADVISE AND REPRESENT FOOTHILL WITH RESPECT TO MATTERS RELATED HERETO, INCLUDING, WITHOUT LIMITATION, FEES INCURRED PURSUANT TO 11 U.S.C.) AND ALL OTHER REASONABLE PROFESSIONAL OR CONSULTANTS' FEES AND EXPENSES, WHETHER OR NOT AN ACTION OR PROCEEDING IS COMMENCED OR THREATENED.

                         "MAXIMUM AMOUNT" MEANS THE SUM OF TWENTY MILLION DOLLARS ($20,000,000).

                         "MORTGAGES" MEANS ONE OR MORE MORTGAGES, DEEDS OF TRUST, OR DEEDS TO SECURE DEBT, EXECUTED BY BORROWER IN FAVOR OF FOOTHILL, THE FORM AND SUBSTANCE OF WHICH SHALL BE SATISFACTORY TO FOOTHILL, THAT ENCUMBER THE REAL PROPERTY AND THE RELATED IMPROVEMENTS THERETO.

                         "MULTIEMPLOYER PLAN" SHALL MEAN A MULTIEMPLOYER PLAN AS DEFINED IN SECTIONS 3(37) OR 4001(A)(3) OF ERISA OR SECTION 414 OF THE IRC IN WHICH EMPLOYEES OF BORROWER OR AN ERISA AFFILIATE PARTICIPATE OR TO WHICH BORROWER OR ANY ERISA AFFILIATE CONTRIBUTE OR ARE REQUIRED TO CONTRIBUTE.

                         "NOTE MORTGAGE(S)" MEANS THOSE CERTAIN DEEDS OF TRUST, MORTGAGES OR SECURITY INTERESTS ENCUMBERING CERTAIN REAL PROPERTY, WHICH SERVES AS COLLATERAL FOR THE REPAYMENT OF THE PLEDGED A NOTES AND THE PLEDGED B NOTES.

                         "OBLIGATIONS" MEANS ALL LOANS, ADVANCES, DEBTS, PRINCIPAL, INTEREST (INCLUDING ANY INTEREST THAT, BUT FOR THE PROVISIONS OF THE BANKRUPTCY CODE, WOULD HAVE ACCRUED), PREMIUMS, LIABILITIES (INCLUDING ALL AMOUNTS CHARGED TO BORROWER'S LOAN ACCOUNT PURSUANT TO ANY AGREEMENT AUTHORIZING FOOTHILL TO CHARGE BORROWER'S LOAN ACCOUNT), OBLIGATIONS, FEES (INCLUDING EARLY TERMINATION FEE), LEASE PAYMENTS, GUARANTIES, COVENANTS, AND DUTIES OWING BY BORROWER TO FOOTHILL OF ANY KIND AND DESCRIPTION (WHETHER PURSUANT TO OR EVIDENCED BY THE LOAN DOCUMENTS, BY ANY NOTE OR OTHER INSTRUMENT (INCLUDING THE TERM NOTE), OR PURSUANT TO ANY OTHER AGREEMENT BETWEEN FOOTHILL AND BORROWER, AND IRRESPECTIVE OF WHETHER FOR THE PAYMENT OF MONEY), WHETHER DIRECT OR INDIRECT, ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, NOW EXISTING OR HEREAFTER ARISING, AND INCLUDING ALL INTEREST NOT PAID WHEN DUE AND ALL FOOTHILL EXPENSES THAT BORROWER IS REQUIRED TO PAY OR REIMBURSE BY THE LOAN DOCUMENTS, BY LAW, OR OTHERWISE.

                         "ORDERLY LIQUIDATION VALUE" MEANS THE VALUE WHICH FOOTHILL IN ITS BUSINESS JUDGMENT ASCRIBES TO EACH ITEM OF REAL PROPERTY COLLATERAL, OR POTENTIAL REAL PROPERTY COLLATERAL, AND WHICH INCLUDES, AMONG OTHER FACTORS, (I) THE PROJECTED

    LIQUIDATION RECOVERY FOR EACH ITEM OF REAL PROPERTY COLLATERAL COMPUTED AS IF BUILT OUT IN ACCORDANCE WITH THE LOWER OF (X) THE ESTIMATED VALUE BASED ON THE HIGHEST AND BEST USE OF SUCH ITEM OF REAL PROPERTY COLLATERAL; OR (Y) THE ESTIMATED VALUE BASED ON THE ACTUAL INTENDED IMPROVEMENTS TO BE CONSTRUCTED ON SUCH PROPERTY, (II) ANY ENVIRONMENTAL CONDITIONS ASSOCIATED WITH THE REAL PROPERTY COLLATERAL, AND (III) THE SIZE OF EACH INDIVIDUAL ITEM OF REAL PROPERTY COLLATERAL RELATIVE TO THE TOTAL COLLATERAL.

                         "PARTICIPANT" MEANS ANY PERSON, OTHER THAN FOOTHILL, THAT HAS COMMITTED TO PROVIDE A PORTION OF THE FINANCING CONTEMPLATED HEREIN.

                         "PBGC" MEANS THE PENSION BENEFIT GUARANTY CORPORATION AS DEFINED IN TITLE IV OF ERISA, OR ANY SUCCESSOR THERETO.

                         "PERMITTED LIENS" MEANS: (A) LIENS AND SECURITY INTERESTS HELD BY FOOTHILL; (B) LIENS RELATING TO THE COLLATERAL FOR UNPAID TAXES THAT ARE NOT YET DUE AND PAYABLE; (C) LIENS AND SECURITY INTERESTS SET FORTH ON SCHEDULE P-1 ATTACHED HERETO; (D) PURCHASE MONEY SECURITY INTERESTS FOR PERSONAL PROPERTY, AND FOR LAND AND IMPROVEMENTS ACQUIRED, AND LIENS OF LESSORS UNDER CAPITALIZED LEASES TO THE EXTENT THAT THE ACQUISITION OR LEASE OF THE UNDERLYING ASSET WAS PERMITTED UNDER SECTION 7.10, AND SO LONG AS THE SECURITY INTEREST OR LIEN ONLY SECURES THE PURCHASE PRICE OF THE ASSET; (E) EASEMENTS, RIGHTS OF WAY, RESERVATIONS, COVENANTS, CONDITIONS, RESTRICTIONS, ZONING VARIANCES, AND OTHER SIMILAR ENCUMBRANCES THAT DO NOT MATERIALLY INTERFERE WITH THE USE OR VALUE OF THE PROPERTY SUBJECT THERETO; (F) OBLIGATIONS AND DUTIES AS LESSEE UNDER ANY LEASE EXISTING ON THE DATE OF THIS AGREEMENT; (G) MECHANICS', MATERIALMEN'S, WAREHOUSEMEN'S, OR SIMILAR LIENS; AND (H) EXCEPTIONS LISTED IN THE TITLE INSURANCE OR COMMITMENT THEREFOR TO BE DELIVERED BY BORROWER HEREUNDER IN RESPECT OF THE REAL PROPERTY, (I) NON CONSENSUAL LIENS ON PROPERTY OTHER THAN THE REAL PROPERTY, AND (J) REFINANCINGS (AT THE SAME PRINCIPAL BALANCE) OF ALL OF THE ABOVE.

                         "PERSON" MEANS AND INCLUDES NATURAL PERSONS,
    CORPORATIONS, LIMITED PARTNERSHIPS, GENERAL PARTNERSHIPS, JOINT VENTURES, TRUSTS, LAND TRUSTS, BUSINESS TRUSTS, OR OTHER ORGANIZATIONS, IRRESPECTIVE OF WHETHER THEY ARE LEGAL ENTITIES, AND GOVERNMENTS AND AGENCIES AND POLITICAL SUBDIVISIONS THEREOF.

                         "PLAN" MEANS AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN
    SECTION 3(3) OF ERISA) WHICH BORROWER OR ANY ERISA AFFILIATE SPONSORS OR MAINTAINS OR TO WHICH BORROWER OR ANY ERISA AFFILIATE MAKES, IS MAKING, OR IS OBLIGATED TO MAKE CONTRIBUTIONS, INCLUDING ANY MULTIEMPLOYER PLAN OR QUALIFIED PLAN.

                         "PLEDGE AGREEMENT" MEANS THAT CERTAIN PLEDGE AND SECURITY AGREEMENT ENTERED INTO BETWEEN BORROWER AND FOOTHILL WHICH EVIDENCES THE PLEDGE OF THE PLEDGED NOTES.

                         "PLEDGED A NOTES" MEANS A NOTE OR NOTES WHICH CONFORMS TO THE STANDARDS SET FORTH IN SCHEDULE PN-A ATTACHED HERETO AND INCORPORATED BY REFERENCE HEREBY, AND WHICH IS PLEDGED TO SECURE ADVANCES UNDER THE A LINE ADVANCES.

                         "PLEDGED B NOTES" MEANS A NOTE OR NOTES WHICH CONFORMS TO THE STANDARDS SET FORTH IN SCHEDULE PN-B ATTACHED HERETO AND INCORPORATED BY REFERENCE HEREBY, AND WHICH IS PLEDGED TO SECURE ADVANCES UNDER THE B LINE ADVANCES.

                         "PLEDGED NOTE(S)" MEANS COLLECTIVELY THE PLEDGED A NOTES AND THE PLEDGED B NOTES.

                         "PROHIBITED TRANSACTION" MEANS ANY TRANSACTION DESCRIBED IN SECTION 406 OF ERISA WHICH IS NOT EXEMPT BY REASON OF SECTION 408 OF ERISA, AND ANY TRANSACTION DESCRIBED IN SECTION 4975(C) OF THE IRC WHICH IS NOT EXEMPT BY REASON OF SECTION 4975(C) OF THE IRC.

                         "REAL PROPERTY" MEANS (I) THE PARCEL OR PARCELS OF REAL PROPERTY AND THE RELATED IMPROVEMENTS THERETO IDENTIFIED ON SCHEDULE R-1, AND; (II) ANY PARCELS OF REAL PROPERTY HEREAFTER OFFERED BY BORROWER AND ACCEPTED BY FOOTHILL TO SERVE AS COLLATERAL FOR THE OBLIGATIONS AND THE COMPUTATION OF THE LAND INVENTORY BORROWING BASE; AND (III) ALL PARCELS OF REAL PROPERTY ACQUIRED IN WHOLE OR IN PART WITH LAND INVENTORY ADVANCES.

                         "QUALIFIED PLAN" MEANS A PENSION PLAN (AS DEFINED IN
    SECTION 3(2) OF ERISA) INTENDED TO BE TAX-QUALIFIED UNDER SECTION 401(A) OF THE IRC WHICH BORROWER OR ANY ERISA AFFILIATE SPONSORS, MAINTAINS, OR TO WHICH ANY SUCH PERSON MAKES, IS MAKING, OR IS OBLIGATED TO MAKE, CONTRIBUTIONS, OR, IN THE CASE OF A MULTIPLE-EMPLOYER PLAN (AS DESCRIBED IN
    SECTION 4064(A) OF ERISA), HAS MADE CONTRIBUTIONS AT ANY TIME DURING THE IMMEDIATELY PRECEDING PERIOD COVERING AT LEAST FIVE (5) PLAN YEARS, BUT EXCLUDING ANY MULTIEMPLOYER PLAN.

                         "REFERENCE RATE" MEANS THE VARIABLE RATE OF INTEREST, PER ANNUM, MOST RECENTLY ANNOUNCED BY NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, OR ANY SUCCESSOR INSTITUTION, AS ITS "BASE RATE," "PRIME RATE" OR "REFERENCE RATE," AS THE CASE MAY BE, IRRESPECTIVE OF WHETHER SUCH ANNOUNCED RATE IS THE BEST RATE AVAILABLE FROM SUCH FINANCIAL INSTITUTION.

                         "RELEASE PRICE" MEANS AN AMOUNT SET BY FOOTHILL IN ITS REASONABLE BUSINESS JUDGEMENT FOR THE RELEASE OF EACH LOT PLEDGED AS COLLATERAL, WHICH SUCH AMOUNT IS DETERMINED AND POSSIBLY RE-DETERMINED QUARTERLY AND/OR FOLLOWING AN APPRAISAL OF THE PROJECT, ON A PROJECT BY PROJECT BASIS, OF WHICH EACH SUCH LOT IS A COMPONENT.

                         "REMEDIATE" AND "REMEDIATION" SHALL INCLUDE, BUT NOT BE LIMITED TO, THE INVESTIGATION OF THE ENVIRONMENTAL CONDITION OF THE REAL PROPERTY AND PROPERTY SUBJECT TO THE NOTE MORTGAGES, THE PREPARATION OF ANY FEASIBILITY STUDIES, REPORTS OR REMEDIAL

    PLANS, AND THE PERFORMANCE OF ANY CLEANUP, ABATEMENT, REMOVAL, REMEDIATION, CONTAINMENT, OPERATION, MAINTENANCE, MONITORING OR RESTORATION WORK, WHETHER ON OR OFF OF THE REAL PROPERTY AND PROPERTY SUBJECT TO THE NOTE MORTGAGES.

                         "REPORTABLE EVENT" SHALL MEAN ANY EVENT DESCRIBED IN
    SECTION 4043 (OTHER THAN SUBSECTIONS (B)(7) AND (B)(9)) OF ERISA.

                         "SOLVENT" MEANS, WITH RESPECT TO ANY PERSON ON A PARTICULAR DATE, THAT ON SUCH DATE (A) AT FAIR VALUATIONS, ALL OF THE PROPERTIES AND ASSETS OF SUCH PERSON ARE GREATER THAN THE SUM OF THE DEBTS, INCLUDING CONTINGENT LIABILITIES, OF SUCH PERSON, (B) THE PRESENT FAIR SALABLE VALUE OF THE PROPERTIES AND ASSETS OF SUCH PERSON IS NOT LESS THAN THE AMOUNT THAT WILL BE REQUIRED TO PAY THE PROBABLE LIABILITY OF SUCH PERSON ON ITS DEBTS AS THEY BECOME ABSOLUTE AND MATURED, (C) SUCH PERSON IS ABLE TO REALIZE UPON ITS PROPERTIES AND ASSETS AND PAY ITS DEBTS AND OTHER LIABILITIES, CONTINGENT OBLIGATIONS AND OTHER COMMITMENTS AS THEY MATURE IN THE NORMAL COURSE OF BUSINESS, (D) SUCH PERSON DOES NOT INTEND TO, AND DOES NOT BELIEVE THAT IT WILL, INCUR DEBTS BEYOND SUCH PERSON'S ABILITY TO PAY AS SUCH DEBTS MATURE, AND (E) SUCH PERSON IS NOT ENGAGED IN BUSINESS OR A TRANSACTION, AND IS NOT ABOUT TO ENGAGE IN BUSINESS OR A TRANSACTION, FOR WHICH SUCH PERSON'S PROPERTIES AND ASSETS WOULD CONSTITUTE UNREASONABLY SMALL CAPITAL AFTER GIVING DUE CONSIDERATION TO THE PREVAILING PRACTICES IN THE INDUSTRY IN WHICH SUCH PERSON IS ENGAGED. IN COMPUTING THE AMOUNT OF CONTINGENT LIABILITIES AT ANY TIME, IT IS INTENDED THAT SUCH LIABILITIES WILL BE COMPUTED AT THE AMOUNT THAT, IN LIGHT OF ALL THE FACTS AND CIRCUMSTANCES EXISTING AT SUCH TIME, REPRESENTS THE AMOUNT THAT REASONABLY CAN BE EXPECTED TO BECOME AN ACTUAL OR MATURED LIABILITY.

                         "TANGIBLE NET WORTH" MEANS, AS OF THE DATE ANY DETERMINATION THEREOF IS TO BE MADE, NET WORTH LESS GOODWILL, ALL IN ACCORDANCE WITH GAAP.

                         "TERM NOTE" HAS THE MEANING SET FORTH IN SECTION 2.3 HEREOF.

                         "UNFUNDED BENEFIT LIABILITY" MEANS THE EXCESS OF A PLAN'S BENEFIT LIABILITIES (AS DEFINED IN SECTION 4001(A)(16) OF ERISA) OVER THE CURRENT VALUE OF SUCH PLAN'S ASSETS, DETERMINED IN ACCORDANCE WITH THE ASSUMPTIONS USED BY THE PLAN'S ACTUARIES FOR FUNDING THE PLAN PURSUANT TO
    SECTION 412 OF THE IRC FOR THE APPLICABLE PLAN YEAR.

                         "VOIDABLE TRANSFER" HAS THE MEANING SET FORTH IN
    SECTION 15.8.

                         "WORKING CAPITAL" MEANS THE RESULT OF SUBTRACTING CONSOLIDATED CURRENT LIABILITIES FROM CONSOLIDATED CURRENT ASSETS.

                         1.2 ACCOUNTING TERMS. ALL ACCOUNTING TERMS NOT SPECIFICALLY DEFINED HEREIN SHALL BE CONSTRUED IN ACCORDANCE WITH GAAP. WHEN USED HEREIN, THE TERM "FINANCIAL STATEMENTS" SHALL INCLUDE THE NOTES AND SCHEDULES THERETO. WHENEVER THE TERM

    "BORROWER" IS USED IN RESPECT OF A FINANCIAL COVENANT OR A RELATED DEFINITION, IT SHALL BE UNDERSTOOD TO MEAN BORROWER ON A CONSOLIDATED BASIS UNLESS THE CONTEXT CLEARLY REQUIRES OTHERWISE.

                         1.3 CODE. ANY TERMS USED IN THIS AGREEMENT WHICH ARE DEFINED IN THE CODE SHALL BE CONSTRUED AND DEFINED AS SET FORTH IN THE CODE UNLESS OTHERWISE DEFINED HEREIN.

                         1.4 CONSTRUCTION. UNLESS THE CONTEXT OF THIS AGREEMENT CLEARLY REQUIRES OTHERWISE, REFERENCES TO THE PLURAL INCLUDE THE SINGULAR, REFERENCES TO THE SINGULAR INCLUDE THE PLURAL, THE TERM "INCLUDING" IS NOT LIMITING, AND THE TERM "OR" HAS, EXCEPT WHERE OTHERWISE INDICATED, THE INCLUSIVE MEANING REPRESENTED BY THE PHRASE "AND/OR." THE WORDS "HEREOF," "HEREIN," "HEREBY," "HEREUNDER," AND SIMILAR TERMS IN THIS AGREEMENT REFER TO THIS AGREEMENT AS A WHOLE AND NOT TO ANY PARTICULAR PROVISION OF THIS AGREEMENT. SECTION, SUBSECTION, CLAUSE, SCHEDULE, AND EXHIBIT REFERENCES ARE TO THIS AGREEMENT UNLESS OTHERWISE SPECIFIED. ANY REFERENCE IN THIS AGREEMENT OR IN THE LOAN DOCUMENTS TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS SHALL INCLUDE ALL ALTERATIONS, AMENDMENTS, CHANGES, EXTENSIONS, MODIFICATIONS, RENEWALS, REPLACEMENTS, SUBSTITUTIONS, AND SUPPLEMENTS, THERETO AND THEREOF, AS APPLICABLE.

                         1.5 SCHEDULES AND EXHIBITS. ALL OF THE SCHEDULES AND EXHIBITS ATTACHED TO THIS AGREEMENT SHALL BE DEEMED INCORPORATED HEREIN BY REFERENCE.

                      2.      LOAN AND TERMS OF PAYMENT.

                              2.1  ADVANCES AGAINST PLEDGED A NOTES.

                                    (A) IN ADDITION TO THE LAND INVENTORY
    ADVANCES SET FORTH IN SECTION 2.2 HEREOF, AND THE TERM LOAN AND B LINE ADVANCES SET FORTH IN SECTION 2.3 HEREOF, SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, AND FURTHER FOR A PERIOD THROUGH AND INCLUDING SEPTEMBER ___, 2000 ONLY, AND FURTHER PROVIDED BORROWER IS NOT IN DEFAULT HEREUNDER (SUBJECT TO GRACE PERIODS, IF ANY), INCLUDING, SPECIFICALLY,
    SECTION 6.13 HEREOF, FOOTHILL AGREES TO MAKE ADVANCES TO BORROWER UPON THE PLEDGE TO FOOTHILL OF THE PLEDGED A NOTES ("A LINE ADVANCES") IN AN AMOUNT NOT TO EXCEED THE A LINE BORROWING BASE.

                                    (B) ANYTHING TO THE CONTRARY IN SUBSECTION
    (A) ABOVE NOTWITH STANDING, FOOTHILL MAY REDUCE ITS ADVANCE RATES WITHOUT DECLARING AN EVENT OF DEFAULT IF IT DETERMINES, IN ITS REASONABLE DISCRETION, THAT THERE IS A MATERIAL IMPAIRMENT OF THE PROSPECT OF REPAYMENT OF ANY OR ALL OR ANY PORTION OF ITS OBLIGATIONS, OR A MATERIAL IMPAIRMENT OF THE VALUE OR PRIORITY OF FOOTHILL'S SECURITY INTERESTS IN THE COLLATERAL.

                                    (C) FOOTHILL SHALL HAVE NO OBLIGATION TO
    MAKE A LINE ADVANCES TO THE EXTENT THAT TOTAL LENDING TO BORROWER WOULD EXCEED THE MAXIMUM AMOUNT.

                                    (D) BORROWER AGREES TO ESTABLISH AND
    MAINTAIN A DESIGNATED DEPOSIT ACCOUNT FOR THE PURPOSE OF RECEIVING THE PROCEEDS OF THE ADVANCES MADE BY FOOTHILL HEREUNDER. UNLESS OTHERWISE AGREED TO IN WRITING BY FOOTHILL AND BORROWER, ANY ADVANCE REQUESTED BY BORROWER AND MADE BY FOOTHILL HEREUNDER SHALL BE MADE TO SUCH DESIGNATED DEPOSIT ACCOUNT.

                                    (E) A LINE ADVANCES MADE PURSUANT TO THIS
    SECTION 2.1 SHALL NOT BE MADE MORE FREQUENTLY THAN MONTHLY, OR IN AMOUNTS LESS THAN $100,000 PER ADVANCE.

                                    (F) ON EACH ANNUAL ANNIVERSARY DATE,
    BORROWER MAY REQUEST THAT FOOTHILL MAKE AN ADDITIONAL ADVANCE AGAINST THE THEN PLEDGED A NOTES IN AN AMOUNT SUCH THAT THE AGGREGATE OF THE A LINE ADVANCES EQUALS NINETY PERCENT (90%) OF THE OUTSTANDING PRINCIPAL BALANCES OF THE PLEDGED A NOTES (DISCOUNTED TO THIRTEEN (13) PERCENT FOR FIXED RATE NOTES). FOOTHILL WILL AGREE TO SUCH REQUEST UNLESS IT, ACTING IN GOOD FAITH AND EXERCISING ITS REASONABLE JUDGMENT, BELIEVES THAT THERE IS A MATERIAL RISK OF THE IMPAIRMENT OF THE PROSPECT OF REPAYMENT OF ANY OR ALL OF ANY PORTION OF BORROWER'S OBLIGATIONS. IN SUCH AN EVENT, BORROWER MAY TERMINATE THIS AGREEMENT WITHOUT THE IMPOSITION OF AN EARLY TERMINATION FEE.

                              2.2   LAND INVENTORY ADVANCES.

                                    (A) IN ADDITION TO THE ADVANCES SET FORTH IN
    SECTIONS 2.1 AND 2.3 HEREOF, SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, AND FOR A PERIOD THROUGH AND INCLUDING SEPTEMBER ___, 2000 ONLY, AND FURTHER PROVIDED BORROWER IS NOT IN DEFAULT HEREUNDER (SUBJECT TO GRACE PERIODS, IF ANY), INCLUDING, SPECIFICALLY, SECTION 6.13 HEREOF, FOOTHILL AGREES TO MAKE ADVANCES TO BORROWER IN AN AMOUNT NOT TO EXCEED THE LAND INVENTORY BORROWING BASE ("LAND INVENTORY ADVANCES") TO ENABLE IT TO BUY AND DEVELOP LAND FOR SUBSEQUENT RESALE TO THE PUBLIC. LAND INVENTORY ADVANCES SHALL BE USED FOR THIS AND FOR NO OTHER PURPOSE. ALL SUCH ACQUIRED ASSETS SHALL BECOME COLLATERAL.

                                    (B) ANYTHING TO THE CONTRARY IN SUBSECTION
    (A) ABOVE NOTWITHSTANDING, FOOTHILL MAY REDUCE ITS ADVANCE RATES IF IT DETERMINES, IN ITS REASONABLE DISCRETION, THAT THERE IS A MATERIAL IMPAIRMENT OF THE PROSPECT OF REPAYMENT OF ALL OR ANY PORTION OF THE OBLIGATIONS OR A MATERIAL IMPAIRMENT OF THE VALUE OR PRIORITY OF FOOTHILL'S SECURITY INTEREST IN THE COLLATERAL.

                                    (C) ANYTHING TO THE CONTRARY IN SUBSECTIONS
    (A) & (B) ABOVE NOTWITHSTANDING, FOOTHILL MAY REDUCE ITS ADVANCE RATES IF IT DETERMINES, IN ITS SOLE AND

    ABSOLUTE DISCRETION, THAT WHEN EACH PROJECT IS VIEWED INDIVIDUALLY ON A PROJECT BY PROJECT BASIS, THAT THERE IS AN OVEREXPOSURE OF ADVANCES AGAINST ANY SUCH PROJECT.

                                    (D) FOOTHILL SHALL HAVE NO OBLIGATION TO
    MAKE LAND INVENTORY ADVANCES TO THE EXTENT THAT TOTAL LENDING TO BORROWER WOULD EXCEED THE MAXIMUM AMOUNT.

                                    (E) BORROWER AGREES TO ESTABLISH AND
    MAINTAIN A DESIGNATED DEPOSIT ACCOUNT FOR THE PURPOSE OF RECEIVING THE PROCEEDS OF THE ADVANCES MADE BY FOOTHILL HEREUNDER. UNLESS OTHERWISE AGREED TO IN WRITING BY FOOTHILL AND BORROWER, ANY ADVANCE REQUESTED BY BORROWER AND MADE BY FOOTHILL HEREUNDER SHALL BE MADE TO SUCH DESIGNATED DEPOSIT ACCOUNT.

                                    (F) LAND INVENTORY ADVANCES MADE PURSUANT TO
    THIS SECTION 2.2 SHALL NOT BE MADE MORE FREQUENTLY THAN MONTHLY OR IN AMOUNTS LESS THAN $100,000 PER ADVANCE.

                              2.3   ADVANCES AGAINST PLEDGED B NOTES; TERM LOAN.

                                    (A) IN ADDITION TO THE A LINE ADVANCES SET
    FORTH IN SECTION 2.1 HEREOF AND THE LAND INVENTORY ADVANCES SET FORTH IN
    SECTION 2.2 HEREOF, SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, AND FOR A PERIOD THROUGH AND INCLUDING SEPTEMBER ___, 2000 ONLY, AND FURTHER PROVIDED BORROWER IS NOT IN DEFAULT HEREUNDER (SUBJECT TO GRACE PERIODS, IF
    ANY), INCLUDING, SPECIFICALLY, SECTION 6.13 HEREOF, FOOTHILL AGREES TO MAKE ADVANCES TO BORROWER UPON THE PLEDGE TO FOOTHILL OF THE PLEDGED B NOTES ("B LINE ADVANCES") IN AN AMOUNT NOT TO EXCEED THE LESSER OF (I) FIVE MILLION DOLLARS ($5,000,000); OR (II) THE B LINE BORROWING BASE.

                                    (B) ANYTHING TO THE CONTRARY IN SUBSECTION
    (A) ABOVE NOTWITH STANDING, FOOTHILL MAY REDUCE ITS ADVANCE RATES WITHOUT DECLARING AN EVENT OF DEFAULT IF IT DETERMINES, IN ITS REASONABLE DISCRETION, THAT THERE IS A MATERIAL IMPAIRMENT OF THE PROSPECT OF REPAYMENT OF ANY OR ALL OR ANY PORTION OF ITS OBLIGATIONS, OR A MATERIAL IMPAIRMENT OF THE VALUE OR PRIORITY OF FOOTHILL'S SECURITY INTERESTS IN THE COLLATERAL.

                                    (C) FOOTHILL SHALL HAVE NO OBLIGATION TO
    MAKE B LINE ADVANCES TO THE EXTENT THAT TOTAL LENDING TO BORROWER WOULD EXCEED THE MAXIMUM AMOUNT.

                                    (D) BORROWER AGREES TO ESTABLISH AND
    MAINTAIN A DESIGNATED DEPOSIT ACCOUNT FOR THE PURPOSE OF RECEIVING THE PROCEEDS OF THE ADVANCES MADE BY FOOTHILL HEREUNDER. UNLESS OTHERWISE AGREED TO IN WRITING BY FOOTHILL AND BORROWER, ANY ADVANCE REQUESTED BY BORROWER AND MADE BY FOOTHILL HEREUNDER SHALL BE MADE TO SUCH DESIGNATED DEPOSIT ACCOUNT.

                                    (E) B LINE ADVANCES MADE PURSUANT TO THIS
    SECTION 2.1 SHALL NOT BE MADE MORE FREQUENTLY THAN MONTHLY, OR IN AMOUNTS LESS THAN $100,000 PER ADVANCE.

                                    (F) ON EACH ANNUAL ANNIVERSARY DATE,
    BORROWER MAY REQUEST THAT FOOTHILL MAKE AN ADDITIONAL ADVANCE AGAINST THE THEN PLEDGED B NOTES IN AN AMOUNT SUCH THAT THE AGGREGATE OF THE B LINE ADVANCES EQUALS SIXTY PERCENT (60%) OF THE OUTSTANDING PRINCIPAL BALANCES OF THE PLEDGED B NOTES (DISCOUNTED TO THIRTEEN (13) PERCENT FOR FIXED RATE NOTES). FOOTHILL WILL AGREE TO SUCH REQUEST UNLESS IT, ACTING IN GOOD FAITH AND EXERCISING ITS REASONABLE JUDGMENT, BELIEVES THAT THERE IS A MATERIAL RISK OF THE IMPAIRMENT OF THE PROSPECT OF REPAYMENT OF ANY OR ALL OF ANY PORTION OF BORROWER'S OBLIGATIONS. IN SUCH AN EVENT, BORROWER MAY TERMINATE THIS AGREEMENT WITHOUT THE IMPOSITION OF AN EARLY TERMINATION FEE.

                                    (G) FOOTHILL HAS ALREADY MADE A LOAN TO
    BORROWER IN THE ORIGINAL PRINCIPAL AMOUNT OF SIX HUNDRED EIGHTY THOUSAND DOLLARS ($680,000), WHICH WAS EVIDENCED BY AND REPAYABLE IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF A PROMISSORY NOTE DATED AS OF MARCH 24, 1997, EXECUTED BY BORROWER IN FAVOR OF FOOTHILL. ALL AMOUNTS EVIDENCED BY THE MARCH 24, 1997 NOTE CONSTITUTE B-LINE ADVANCES AND OBLIGATIONS.

                              2.4   INTEREST: RATES, PAYMENTS, AND CALCULATIONS.

                                    (A) INTEREST RATE. ALL OBLIGATIONS (OTHER
    THAN OBLIGATIONS INCURRED PURSUANT TO SECTION 2.2 ABOVE) SHALL BEAR INTEREST, ON THE ACTUAL DAILY BALANCE, COMPUTED AS FOLLOWS: (I) SHOULD THE AVERAGE MONTHLY OUTSTANDING LOAN BALANCE ON ADVANCES MADE PURSUANT TO
    SECTION 2.1 ABOVE EQUAL OR EXCEED $5,000,000 FOR ANY MONTH, THEN THE INTEREST RATE CHARGED ON ALL OBLIGATIONS (OTHER THAN OBLIGATIONS INCURRED PURSUANT TO SECTION 2.2 ABOVE) FOR SUCH MONTH SHALL BE COMPUTED AT A RATE EQUAL TO ONE-HALF (1/2) PERCENTAGE POINT ABOVE THE REFERENCE RATE; (II) SHOULD THE AVERAGE MONTHLY OUTSTANDING LOAN BALANCE ON ADVANCES MADE PURSUANT TO SECTION 2.1 BE LESS THAN $5,000,000 FOR ANY MONTH, THEN THE INTEREST RATE CHARGED ON ALL OBLIGATIONS (OTHER THAN OBLIGATIONS INCURRED PURSUANT TO SECTION 2.2 ABOVE) FOR SUCH MONTH SHALL BE COMPUTED AT A RATE EQUAL TO ONE (1) PERCENTAGE POINT ABOVE THE REFERENCE RATE. THE OBLIGATIONS ARISING OUT OF LAND INVENTORY ADVANCES SET FORTH IN SECTION 2.2 SHALL BEAR INTEREST ON THE AVERAGE DAILY BALANCE, AT A RATE OF ONE AND ONE-HALF (1 1/2) PERCENTAGE POINTS ABOVE THE REFERENCE RATE.

                                    (B) DEFAULT RATE. ALL OBLIGATIONS SHALL BEAR
    INTEREST, FROM AND AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT AT A RATE EQUAL TO FOUR AND ONE-HALF (4-1/2) PERCENTAGE POINTS ABOVE THE REFERENCE RATE.

                                    (C) MINIMUM INTEREST. IN NO EVENT SHALL THE
    RATE OF INTEREST CHARGEABLE HEREUNDER BE LESS THAN SEVEN PERCENT (7%) PER ANNUM. IN ADDITION THERETO, THE AMOUNT OF INTEREST ACCRUED AND PAYABLE TO FOOTHILL ON THE A LINE ADVANCES SHALL BE

    NO LESS THAN TWENTY FIVE THOUSAND DOLLARS PER MONTH; PROVIDED, HOWEVER, THAT IF BORROWER SEEKS TO CAUSE ALL OF THE PLEDGED NOTES TO BE RELEASED IN ACCORDANCE WITH THE PROVISION OF SECTION 4.8 HEREOF, THERE SHALL BE NO MONTHLY MINIMUM INTEREST PAYMENTS AS SET FORTH IN THIS SENTENCE FOR THE TWO MONTHS IMMEDIATELY FOLLOWING SUCH RELEASE, WITH A FIVE THOUSAND DOLLAR PER MONTH MINIMUM FOR THE THIRD MONTH FOLLOWING RELEASE, A TEN THOUSAND DOLLAR PER MONTH MINIMUM FOR THE FOURTH MONTH FOLLOWING RELEASE, A FIFTEEN THOUSAND DOLLAR PER MONTH MINIMUM FOR THE FIFTH MONTH FOLLOWING RELEASE, A TWENTY THOUSAND DOLLAR PER MONTH MINIMUM FOR THE SIXTH MONTH FOLLOWING RELEASE, AND A TWENTY FIVE THOUSAND DOLLAR PER MONTH MINIMUM FOR EVERY MONTH THEREAFTER. TO THE EXTENT THAT INTEREST ACCRUED HEREUNDER AT THE RATE SET FORTH HEREIN (INCLUDING THE MINIMUM INTEREST RATE) WOULD YIELD LESS THAN THE FOREGOING MINIMUM AMOUNT, THE INTEREST RATE CHARGEABLE HEREUNDER FOR THE PERIOD IN QUESTION AUTOMATICALLY SHALL BE DEEMED INCREASED TO THAT RATE THAT WOULD RESULT IN THE MINIMUM AMOUNT OF INTEREST BEING ACCRUED AND PAYABLE HEREUNDER.

                                    (D) PAYMENTS. INTEREST HEREUNDER SHALL BE
    DUE AND PAYABLE ON THE FIRST DAY OF EACH MONTH DURING THE TERM HEREOF. BORROWER HEREBY AUTHORIZES FOOTHILL, AT ITS OPTION, WITHOUT PRIOR NOTICE TO BORROWER, TO CHARGE SUCH INTEREST, ALL FOOTHILL EXPENSES (AS AND WHEN INCURRED), AND ALL INSTALLMENTS OR OTHER PAYMENTS DUE UNDER THE TERM NOTE OR ANY OTHER NOTE OR OTHER LOAN DOCUMENT TO BORROWER'S LOAN ACCOUNT, WHICH AMOUNTS SHALL THEREAFTER ACCRUE INTEREST AT THE RATE THEN APPLICABLE HEREUNDER. ANY INTEREST NOT PAID WHEN DUE SHALL BE COMPOUNDED BY BECOMING A PART OF THE OBLIGATIONS, AND SUCH INTEREST SHALL THEREAFTER ACCRUE INTEREST AT THE RATE THEN APPLICABLE HEREUNDER.

                                    (E) COMPUTATION. THE REFERENCE RATE AS OF
    THIS DATE IS EIGHT AND ONE-HALF PERCENT (8 1/2%) PER ANNUM. IN THE EVENT THE REFERENCE RATE IS CHANGED FROM TIME TO TIME HEREAFTER, THE APPLICABLE RATE OF INTEREST HEREUNDER AUTOMATICALLY AND IMMEDIATELY SHALL BE INCREASED OR DECREASED BY AN AMOUNT EQUAL TO SUCH CHANGE IN THE REFERENCE RATE. THE RATES OF INTEREST CHARGED HEREUNDER SHALL BE BASED UPON THE AVERAGE REFERENCE RATE IN EFFECT DURING THE MONTH. ALL INTEREST AND FEES CHARGEABLE UNDER THE LOAN DOCUMENTS SHALL BE COMPUTED ON THE BASIS OF A THREE HUNDRED SIXTY (360) DAY YEAR FOR THE ACTUAL NUMBER OF DAYS ELAPSED.

                                    (F) INTENT TO LIMIT CHARGES TO MAXIMUM
    LAWFUL RATE. IN NO EVENT SHALL THE INTEREST RATE OR RATES PAYABLE UNDER THIS AGREEMENT OR THE TERM NOTE, PLUS ANY OTHER AMOUNTS PAID IN CONNECTION HEREWITH, EXCEED THE HIGHEST RATE PERMISSIBLE UNDER ANY LAW THAT A COURT OF COMPETENT JURISDICTION SHALL, IN A FINAL DETERMINATION, DEEM APPLICABLE. BORROWER AND FOOTHILL, IN EXECUTING THIS AGREEMENT AND THE TERM NOTE INTEND TO LEGALLY AGREE UPON THE RATE OR RATES OF INTEREST AND MANNER OF PAYMENT STATED WITHIN IT; PROVIDED, HOWEVER, THAT, ANYTHING CONTAINED HEREIN OR IN THE TERM NOTE TO THE CONTRARY NOTWITHSTANDING, IF SAID RATE OR RATES OF INTEREST OR MANNER OF PAYMENT EXCEEDS THE MAXIMUM ALLOWABLE UNDER APPLICABLE LAW, THEN, IPSO FACTO AS OF THE DATE OF THIS AGREEMENT AND THE TERM NOTE, BORROWER IS AND SHALL BE LIABLE ONLY FOR THE PAYMENT OF

    SUCH MAXIMUM AS ALLOWED BY LAW, AND PAYMENT RECEIVED FROM BORROWER IN EXCESS OF SUCH LEGAL MAXIMUM, WHENEVER RECEIVED, SHALL BE APPLIED TO REDUCE THE PRINCIPAL BALANCE OF THE OBLIGATIONS TO THE EXTENT OF SUCH EXCESS.

                              2.5 CREDITING PAYMENTS; APPLICATION OF
    COLLECTIONS. THE RECEIPT OF ANY WIRE TRANSFER OF FUNDS, CHECK, OR OTHER ITEM OF PAYMENT BY FOOTHILL (WHETHER FROM TRANSFERS TO FOOTHILL BY THE LOCK BOX BANKS PURSUANT TO THE LOCK BOX AGREEMENTS OR OTHERWISE) IMMEDIATELY SHALL BE APPLIED TO PROVISIONALLY REDUCE THE OBLIGATIONS, BUT SHALL NOT BE CONSIDERED A PAYMENT ON ACCOUNT UNLESS SUCH WIRE TRANSFER IS OF IMMEDIATELY AVAILABLE FUNDS AND IS MADE TO THE APPROPRIATE DEPOSIT ACCOUNT OF FOOTHILL OR UNLESS AND UNTIL SUCH CHECK OR OTHER ITEM OF PAYMENT IS HONORED WHEN PRESENTED FOR PAYMENT. FOOTHILL SHALL BE ENTITLED TO CHARGE BORROWER FOR THREE (3) BUSINESS DAYS OF `CLEARANCE' AT THE APPLICABLE RATE SET FORTH IN SECTIONS 2.4(A) AND 2.4(B) (APPLICABLE TO ADVANCES UNDER SECTION 2.1) ON ALL CHECKS, OR OTHER ITEMS OF NON IMMEDIATELY AVAILABLE FUNDS (WHICH DOES NOT INCLUDE WIRE TRANSFERS OF IMMEDIATELY AVAILABLE FUNDS) THAT ARE RECEIVED BY FOOTHILL (REGARDLESS OF WHETHER FORWARDED BY THE LOCK BOX BANKS TO FOOTHILL, WHETHER PROVISIONALLY APPLIED TO REDUCE THE OBLIGATIONS, OR OTHERWISE). THIS ACROSS-THE-BOARD THREE (3) BUSINESS DAY CLEARANCE CHARGE ON ALL RECEIPTS IS ACKNOWLEDGED BY THE PARTIES TO CONSTITUTE AN INTEGRAL ASPECT OF THE PRICING OF FOOTHILL'S FACILITY TO BORROWER, AND SHALL APPLY IRRESPECTIVE OF THE CHARACTERIZATION OF WHETHER RECEIPTS ARE OWNED BY BORROWER OR FOOTHILL, AND IRRESPECTIVE OF THE LEVEL OF BORROWER'S OBLIGATIONS TO FOOTHILL. SHOULD ANY CHECK OR ITEM OF PAYMENT NOT BE HONORED WHEN PRESENTED FOR PAYMENT, THEN BORROWER SHALL BE DEEMED NOT TO HAVE MADE SUCH PAYMENT, AND INTEREST SHALL BE RECALCULATED ACCORDINGLY. ANYTHING TO THE CONTRARY CONTAINED HEREIN NOTWITHSTANDING, ANY WIRE TRANSFER, CHECK, OR OTHER ITEM OF PAYMENT SHALL BE DEEMED RECEIVED BY FOOTHILL ONLY IF IT IS RECEIVED INTO FOOTHILL'S OPERATING ACCOUNT (AS SUCH ACCOUNT IS IDENTIFIED IN THE LOCK BOX AGREEMENTS) ON OR BEFORE 11:00 A.M. LOS ANGELES TIME. IF ANY WIRE TRANSFER, CHECK, OR OTHER ITEM OF PAYMENT IS RECEIVED INTO FOOTHILL'S OPERATING ACCOUNT (AS SUCH ACCOUNT IS IDENTIFIED IN THE LOCK BOX AGREEMENTS) AFTER 11:00 A.M. LOS ANGELES TIME IT SHALL BE DEEMED TO HAVE BEEN RECEIVED BY FOOTHILL AS OF THE OPENING OF BUSINESS ON THE IMMEDIATELY FOLLOWING BUSINESS DAY.

                              2.6 STATEMENTS OF OBLIGATIONS. FOOTHILL SHALL
    RENDER STATEMENTS TO BORROWER OF THE OBLIGATIONS, INCLUDING PRINCIPAL, INTEREST, FEES, AND INCLUDING AN ITEMIZATION OF ALL CHARGES AND EXPENSES CONSTITUTING FOOTHILL EXPENSES OWING, AND SUCH STATEMENTS SHALL BE CONCLUSIVELY PRESUMED TO BE CORRECT AND ACCURATE AND CONSTITUTE AN ACCOUNT STATED BETWEEN BORROWER AND FOOTHILL UNLESS, WITHIN THIRTY (30) DAYS AFTER RECEIPT THEREOF BY BORROWER, BORROWER SHALL DELIVER TO FOOTHILL BY REGISTERED OR CERTIFIED MAIL AT ITS ADDRESS SPECIFIED IN SECTION 12, WRITTEN OBJECTION THERETO DESCRIBING THE ERROR OR ERRORS CONTAINED IN ANY SUCH STATEMENTS.

                              2.7 FEES. BORROWER SHALL PAY TO FOOTHILL THE
    FOLLOWING FEES:

                                    (A) CLOSING FEE. A ONE TIME CLOSING FEE OF
    FIFTY THOUSAND DOLLARS ($50,000) WHICH IS EARNED, IN FULL, ON THE EFFECTIVE DATE AND IS DUE AND PAYABLE BY BORROWER TO FOOTHILL IN CONNECTION WITH THIS AGREEMENT ON THE EFFECTIVE DATE;

                                    (B) LAND INVENTORY FINANCING FEE. ON EACH
    AND EVERY LAND INVENTORY ADVANCE MADE PURSUANT TO SECTION 2.2 HEREOF, BORROWER SHALL PAY TO FOOTHILL A FEE IN AN AMOUNT EQUAL TO ONE PERCENT (1%) OF THE TOTAL OF EACH SUCH ADVANCE.

                                    (C) FINANCIAL EXAMINATION, DOCUMENTATION,
    AND APPRAISAL FEES. FOOTHILL'S CUSTOMARY FEE OF SIX HUNDRED DOLLARS ($600) PER DAY PER EXAMINER, PLUS OUT-OF-POCKET EXPENSES FOR EACH FINANCIAL ANALYSIS AND EXAMINATION OF BORROWER PERFORMED BY FOOTHILL OR ITS AGENTS; FOOTHILL'S CUSTOMARY APPRAISAL FEE OF SEVEN HUNDRED FIFTY DOLLARS ($750) PER DAY PER APPRAISER, PLUS OUT-OF-POCKET EXPENSES FOR EACH APPRAISAL OF THE COLLATERAL PERFORMED BY FOOTHILL OR ITS AGENTS; AND, ON OCTOBER 29, 1997, AND ON EACH SUBSEQUENT ANNIVERSARY OF THE EFFECTIVE DATE THEREAFTER, FOOTHILL'S CUSTOMARY FEE OF ONE THOUSAND DOLLARS ($1,000) FOR ITS LOAN DOCUMENTATION REVIEW; AND

                                    (D) SERVICING FEE. ON THE FIRST DAY OF EACH
    MONTH FOLLOWING THE EFFECTIVE DATE DURING THE TERM OF THIS AGREEMENT, AND THEREAFTER SO LONG AS ANY OBLIGATIONS ARE OUTSTANDING, A SERVICING FEE IN AN AMOUNT EQUAL TO TWO THOUSAND DOLLARS ($2,000) PER MONTH.

                      3.      CONDITIONS; TERM OF AGREEMENT.

                              3.1 CONDITIONS PRECEDENT TO INITIAL ADVANCE. THE
    CONDITIONS PRECEDENT TO THE INITIAL ADVANCE FUNDED IN 1993 WERE EITHER SATISFIED OR WAIVED.

                              3.2 CONDITIONS PRECEDENT TO ALL ADVANCES. THE
    FOLLOWING SHALL BE CONDITIONS PRECEDENT TO ALL ADVANCES HEREUNDER:

                                  (A) FOOTHILL SHALL HAVE RECEIVED AN
    ACKNOWLEDGEMENT LETTER IN FORM SATISFACTORY TO IT EXECUTED BY COLLECTING BANK IN WHICH COLLECTING BANK ACKNOWLEDGES, INTER ALIA, (I) THAT IT HOLDS THE COLLECTED FUNDS SUBJECT TO THE SECURITY INTEREST OF FOOTHILL AND (II) WILL FORWARD ALL COLLECTED FUNDS TO FOOTHILL UNTIL SUCH TIME AS FOOTHILL DIRECTS OTHERWISE;

                                  (B) FOOTHILL SHALL HAVE RECEIVED ENVIRONMENTAL
    SURVEYS OF SPECIFICITY AND CONTENT ACCEPTABLE TO FOOTHILL IN ITS SOLE AND ABSOLUTE DISCRETION (UNLESS WAIVED BY FOOTHILL ON A CASE BY CASE BASIS);

                                  (C) FOR THOSE PLEDGED NOTES GENERATED BY
    AFFILIATES OF BORROWER, FOOTHILL SHALL HAVE RECEIVED A STATEMENT OF INTERCOMPANY INDEBTEDNESS, CERTIFIED BY THE CHIEF FINANCIAL OFFICER OF BORROWER, IN FORM AND CONTENT SATISFACTORY TO FOOTHILL, SETTING FORTH THE RESPECTIVE DEBTS OWING BETWEEN BORROWER AND SUCH NOTE GENERATOR;

                                  (D) THE REPRESENTATIONS AND WARRANTIES
    CONTAINED IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRUE AND CORRECT IN ALL RESPECTS ON AND AS OF THE DATE OF SUCH ADVANCE, AS THOUGH MADE ON AND AS OF SUCH DATE (EXCEPT TO THE EXTENT THAT SUCH REPRESENTATIONS AND WARRANTIES RELATE SOLELY TO AN EARLIER DATE);

                                  (E) NO EVENT OF DEFAULT OR EVENT WHICH WITH
    THE GIVING OF NOTICE OR PASSAGE OF TIME WOULD CONSTITUTE AN EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING ON THE DATE OF SUCH ADVANCE, NOR SHALL EITHER RESULT FROM THE MAKING OF THE ADVANCE;

                                  (F) NO INJUNCTION, WRIT, RESTRAINING ORDER, OR
    OTHER ORDER OF ANY NATURE PROHIBITING, DIRECTLY OR INDIRECTLY, THE MAKING OF SUCH ADVANCE SHALL HAVE BEEN ISSUED BY ANY GOVERNMENTAL AUTHORITY AGAINST BORROWER, FOOTHILL, OR ANY OF THEIR AFFILIATES;

                                  (G) AT THE REQUEST OF FOOTHILL, FOOTHILL SHALL
    HAVE RECEIVED AN OPINION OF BORROWER'S COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO FOOTHILL IN ITS SOLE DISCRETION; AND

                                  (H) ALL OTHER DOCUMENTS AND LEGAL MATTERS IN
    CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL HAVE BEEN DELIVERED OR EXECUTED OR RECORDED AND SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO FOOTHILL AND ITS COUNSEL.

                              3.3 CONDITIONS PRECEDENT TO LAND INVENTORY
    ADVANCES. THE FOLLOWING SHALL BE ADDITIONAL CONDITIONS PRECEDENT TO ALL LAND INVENTORY ADVANCES HEREUNDER:

                                    (A) FOOTHILL SHALL HAVE RECEIVED EACH OF THE
    MORTGAGES, DULY EXECUTED, AND EACH SHALL HAVE BEEN RECORDED IN THE APPROPRIATE COUNTY RECORDING OFFICE WITH A STAMPED, CONFORMED COPY DELIVERED TO FOOTHILL; AND

                                    (B) FOOTHILL SHALL HAVE RECEIVED AN
    IRREVOCABLE COMMITMENT TO ISSUE AN ALTA 1970 FORM LENDERS POLICY OF TITLE INSURANCE, OR ITS LOCAL EQUIVALENT, IN FORM AND CONTENT ACCEPTABLE TO FOOTHILL, IN ITS SOLE AND ABSOLUTE DISCRETION.

                              3.4 CONDITIONS PRECEDENT TO A LINE AND B LINE
    ADVANCES. THE FOLLOWING SHALL BE ADDITIONAL CONDITIONS PRECEDENT TO ALL A LINE AND B LINE ADVANCES HEREUNDER:

                                    (A) FOOTHILL SHALL HAVE RECEIVED THE
    ORIGINALS OF THE PLEDGED A NOTES AND/OR THE PLEDGED B NOTES, PROPERLY ENDORSED TO FOOTHILL OR ITS AGENT;

                                    (B) FOOTHILL SHALL HAVE RECEIVED THE
    ORIGINALS (EXCEPT FOR ASSIGNMENTS OF THE NOTE MORTGAGES, FOR WHICH FOOTHILL SHALL RECEIVE A COPY) OF ALL SECURITY WHICH SERVES AS SECURITY FOR THE REPAYMENT OF THE PLEDGED A NOTES AND/OR THE PLEDGED

    B NOTES, INCLUDING THE NOTE MORTGAGES AND POLICIES OF TITLE INSURANCE INSURING SAME, PROPERLY ASSIGNED TO FOOTHILL OR ITS AGENT; AND

                                  (C) THE STANDARDS FOR PLEDGED A NOTES SET
    FORTH IN SCHEDULE PN-A HEREIN SHALL BE FULLY COMPLIED WITH AND THE STANDARDS FOR PLEDGED B NOTES SET FORTH IN SCHEDULE PN-B HEREIN SHALL BE FULLY COMPLIED WITH.

                              3.5 TERM. THIS AGREEMENT SHALL BECOME EFFECTIVE
    UPON THE EXECUTION AND DELIVERY HEREOF BY BORROWER AND FOOTHILL AND SHALL CONTINUE IN FULL FORCE AND EFFECT FOR A TERM ENDING ON THE DATE THAT IS FIVE
    (5) YEARS FROM THE EFFECTIVE DATE. THE FOREGOING NOTWITHSTANDING, FOOTHILL SHALL HAVE THE RIGHT TO TERMINATE ITS OBLIGATIONS UNDER THIS AGREEMENT IMMEDIATELY AND WITHOUT NOTICE UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT.

                              3.6 EFFECT OF TERMINATION. ON THE DATE OF
    TERMINATION, ALL OBLIGATIONS IMMEDIATELY SHALL BECOME DUE AND PAYABLE WITHOUT NOTICE OR DEMAND. NO TERMINATION OF THIS AGREEMENT, HOWEVER, SHALL RELIEVE OR DISCHARGE BORROWER OF BORROWER'S DUTIES, OBLIGATIONS, OR COVENANTS HEREUNDER, AND FOOTHILL'S CONTINUING SECURITY INTERESTS IN THE COLLATERAL SHALL REMAIN IN EFFECT UNTIL ALL OBLIGATIONS HAVE BEEN FULLY AND FINALLY DISCHARGED AND FOOTHILL'S OBLIGATION TO PROVIDE ADVANCES HEREUNDER IS TERMINATED.

                              3.7 EARLY TERMINATION BY BORROWER. BORROWER HAS
    THE OPTION, AT ANY TIME UPON NINETY (90) DAYS PRIOR WRITTEN NOTICE TO FOOTHILL, TO TERMINATE THIS AGREEMENT BY PAYING TO FOOTHILL, IN CASH, THE OBLIGATIONS TOGETHER WITH A PREMIUM ("EARLY TERMINATION FEE") EQUAL TO THE GREATER OF (A) THE TOTAL INTEREST OWED DURING THE PRIOR SIX MONTH PERIOD OR
    (B) ONE HUNDRED TWENTY FIVE THOUSAND DOLLARS ($125,000).

                              3.8 TERMINATION UPON EVENT OF DEFAULT. IF FOOTHILL
    TERMINATES THIS AGREEMENT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, IN VIEW OF THE IMPRACTICABILITY AND EXTREME DIFFICULTY OF ASCERTAINING ACTUAL DAMAGES AND BY MUTUAL AGREEMENT OF THE PARTIES AS TO A REASONABLE CALCULATION OF FOOTHILL'S LOST PROFITS AS A RESULT THEREOF, BORROWER SHALL PAY TO FOOTHILL UPON THE EFFECTIVE DATE OF SUCH TERMINATION, A PREMIUM IN AN AMOUNT EQUAL TO THE EARLY TERMINATION FEE. THE EARLY TERMINATION FEE SHALL BE PRESUMED TO BE THE AMOUNT OF DAMAGES SUSTAINED BY FOOTHILL AS THE RESULT OF THE EARLY TERMINATION AND BORROWER AGREES THAT IT IS REASONABLE UNDER THE CIRCUMSTANCES CURRENTLY EXISTING. THE EARLY TERMINATION FEE SHALL BE DEEMED INCLUDED IN THE OBLIGATIONS.

                      4.      CREATION OF SECURITY INTEREST.

                              4.1 GRANT OF SECURITY INTEREST. BORROWER HEREBY
    GRANTS TO FOOTHILL A CONTINUING SECURITY INTEREST IN ALL COLLATERAL IN ORDER TO SECURE PROMPT REPAYMENT OF ANY AND ALL OBLIGATIONS AND IN ORDER TO SECURE PROMPT PERFORMANCE BY BORROWER OF EACH OF ITS COVENANTS AND DUTIES UNDER THE LOAN DOCUMENTS. FOOTHILL'S SECURITY INTERESTS IN

    THE COLLATERAL SHALL ATTACH TO ALL COLLATERAL WITHOUT FURTHER ACT ON THE PART OF FOOTHILL OR BORROWER. ANYTHING CONTAINED IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT TO THE CONTRARY NOTWITHSTANDING, AND OTHER THAN SALES OF INVENTORY TO BUYERS IN THE ORDINARY COURSE OF BUSINESS, BORROWER HAS NO AUTHORITY, EXPRESS OR IMPLIED, TO DISPOSE OF ANY ITEM OR PORTION OF THE COLLATERAL.

                              4.2 NEGOTIABLE COLLATERAL. IN THE EVENT THAT ANY
    COLLATERAL, INCLUDING PROCEEDS, IS EVIDENCED BY OR CONSISTS OF NEGOTIABLE COLLATERAL, BORROWER SHALL, IMMEDIATELY UPON THE REQUEST OF FOOTHILL, ENDORSE AND ASSIGN SUCH NEGOTIABLE COLLATERAL TO FOOTHILL AND DELIVER PHYSICAL POSSESSION OF SUCH NEGOTIABLE COLLATERAL TO FOOTHILL.

                              4.3 MAINTENANCE OF PORTFOLIO COLLATERAL;
    COLLECTION ON ACQUIRED NOTES AND PLEDGED NOTES.

                                  (A) BORROWER WILL, AT FOOTHILL'S INSTRUCTION,
    CAUSE TO BE DELIVERED PROMPTLY TO FOOTHILL OR AT FOOTHILL'S DIRECTION TO
    CUSTODIAN: EACH OF THE ORIGINAL PLEDGED NOTES PROPERLY ENDORSED (BY ALLONGE OR OTHERWISE) BY BORROWER, OR BORROWER'S SELLER DIRECTLY, IN FAVOR OF FOOTHILL OR FOOTHILL'S NOMINEE, EACH ORIGINAL NOTE MORTGAGE TOGETHER WITH AN ASSIGNMENT OF THE MORTGAGEE'S INTEREST IN EACH SUCH NOTE MORTGAGE FROM BORROWER, OR BORROWER'S SELLER DIRECTLY, TO FOOTHILL, IN RECORDABLE FORM; A COPY OF EACH EXISTING TITLE POLICY, ASSIGNED AND/OR ENDORSED, AS APPROPRIATE, TO FOOTHILL, AND, WHEN THE PRINCIPAL BALANCE ON ANY PLEDGED
    NOTE IS $50,000 OR GREATER, A CLTA FORM 104 ENDORSEMENT; TOGETHER WITH ANY OTHER CHATTEL PAPER OR INSTRUMENTS EVIDENCING OR CONSTITUTING A PART OF THE COLLATERAL. ALL ALLONGES, ENDORSEMENTS, AND ASSIGNMENTS SHALL BE IN A FORM SATISFACTORY TO FOOTHILL.

                                  (B) FOOTHILL HAS ESTABLISHED A LOCK BOX WITH
    CUSTODIAN OR OTHER FINANCIAL INSTITUTION ACCEPTABLE TO FOOTHILL AND BORROWER, FOR RECEIPT OF PAYMENTS ON THE PLEDGED NOTES. MAKERS OF THE PLEDGED NOTES WHOSE PAYMENTS ARE NOT MADE BY DIRECT WITHDRAWAL THROUGH COLLECTING BANK SHALL BE IMMEDIATELY INSTRUCTED IN WRITING BY BORROWER IN FORM ACCEPTABLE TO FOOTHILL TO REMIT ALL PAYMENTS UNDER THE PLEDGED NOTES DIRECTLY INTO THE LOCK BOX FOR COLLECTION BY FOOTHILL.

                                  (C) BORROWER SHALL SERVICE ALL OF THE PLEDGED
    NOTES IN ACCORDANCE WITH ALL APPLICABLE LAWS AND REGULATIONS AND SHALL CONDUCT ITSELF IN ACCORDANCE WITH THE HIGHEST ETHICAL AND INDUSTRY PRACTICES FOR THE SERVICING OF SIMILAR TYPES OF NOTES AND SHALL DEPOSIT INTO THE LOCK BOX ALL COLLECTIONS IT MAY RECEIVE ON SUCH PLEDGED NOTES, AND ANY AMOUNTS RECEIVED BY BORROWER FROM THE SALE OF THE COLLATERAL, AND ANY AMOUNTS RECEIVED IN SETTLEMENT OF ANY OF THE PLEDGED NOTES OR IN RESPECT OF ANY NOTE MORTGAGE OR ANY TITLE POLICY.

                                  (D) FOOTHILL SHALL APPLY ALL COLLECTIONS AS
    AND WHEN RECEIVED FROM THE LOCK BOX ACCOUNT IN ACCORDANCE WITH SECTION 4.6 HEREOF. ALL COSTS AND EXPENSES

    OF THE CUSTODIAN OR ANY THIRD PARTY HOLDING THE COLLATERAL OR ARISING IN CONNECTION WITH THE LOCK BOX SHALL BE FOOTHILL EXPENSES.

                              4.4 COMPROMISE OR SETTLEMENTS WITH RESPECT TO
    PLEDGED NOTES; REPURCHASE OF PLEDGED NOTES. PRIOR TO AN EVENT OF DEFAULT, AND WITH FOOTHILL'S PRIOR WRITTEN CONSENT, BORROWER SHALL BE ABLE TO ADJUST, MODIFY, FORECLOSE UPON, REPOSSESS AND OR TAKE OTHER ACTIONS IT DEEMS NECESSARY TO ADEQUATELY MONITOR THE PLEDGED NOTES IN ORDER TO PRESERVE OR REALIZE THE MAXIMUM POSSIBLE RECOVERY FOR EACH SUCH PLEDGED NOTE.

                              IN THE EVENT ANY PLEDGED NOTE BECOMES MORE THAN
    SIXTY (60) DAYS DELINQUENT OF THE DUE DATE (EXCLUSIVE OF GRACE PERIODS CONTAINED IN SUCH NOTES), OR SHOULD IT CEASE TO COMPLY WITH THE STANDARDS SET FORTH IN SCHEDULE PN-A HEREOF, BORROWER SHALL IMMEDIATELY (I) TENDER TO FOOTHILL NINETY PERCENT (90%) OF THE THEN OUTSTANDING PRINCIPAL BALANCE OF SUCH NOTE(S); OR (II) TENDER TO FOOTHILL REPLACEMENT NOTE OR NOTES WITH OUTSTANDING PRINCIPAL BALANCES AT LEAST EQUAL TO THAT OF THE DEFAULTED NOTE. UPON RECEIPT OF EITHER THE MONEY OR REPLACEMENT NOTES, FOOTHILL SHALL RETURN TO BORROWER THE COMPLETE NOTE FILES FOR NOTES WHICH HAD BEEN IN DEFAULT, WITH APPROPRIATE RELEASES.

                              4.5 EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT
    TO DEFAULTS UNDER PLEDGED NOTES. IN ADDITION TO OTHER PROVISIONS CONTAINED HEREIN, ALL NOTICES OF DEFAULT TO BE SENT TO THE MAKERS OF THE PLEDGED NOTES, SHALL BE SENT IN THE NAME OF BORROWER, UNLESS OTHERWISE REQUIRED BY LAW. ALL FORECLOSURE PROCEEDINGS ARE TO BE CONDUCTED IN THE NAME OF BORROWER, UNLESS OTHERWISE REQUIRED BY LAW. ANY NOTICES OR PROCEEDINGS BROUGHT IN THE NAME OF FOOTHILL SHALL HAVE A NOTATION THAT SUCH PROCEEDINGS OR ACTIONS ARE BROUGHT IN FOOTHILL'S CAPACITY AS A SECURED PARTY.

                              SHOULD BORROWER WITH FOOTHILL'S PRIOR WRITTEN
    CONSENT FORECLOSE ON ANY OF THE COLLATERAL WHICH SERVES AS SECURITY FOR THE PLEDGED NOTES, IN CONSIDERATION FOR FOOTHILL CONSENTING TO SUCH TRANSFER, BORROWER SHALL EXECUTE A PROMISSORY NOTE IN FAVOR OF FOOTHILL, TO BE SECURED BY THE TRANSFERRED COLLATERAL, IN AN AMOUNT EQUAL TO THE HIGHER OF THE OUTSTANDING BALANCE OWING ON THE PLEDGED NOTE FOR WHICH THE TRANSFERRED COLLATERAL WAS SECURITY, OR FAIR MARKET VALUE OF THE COLLATERAL TRANSFERRED.

                              4.6 DISTRIBUTIONS OF LOCKBOX SUMS. LOCKBOX
    PAYMENTS SHALL BE APPLIED AGAINST THE PRINCIPAL BALANCE ON EACH APPROPRIATE LINE AS AND WHEN RECEIVED, SUBJECT TO THE PROVISIONS OF SECTION 2.5, IF APPLICABLE. AT THE END OF EACH MONTH, THE AMOUNT RECEIVED BY FOOTHILL FROM THE LOCKBOX ACCOUNT SHALL BE PAID BY FOOTHILL AGAINST THE FOLLOWING ITEMS OF INDEBTEDNESS, IN THE ORDER SET FORTH:

                                  (I)  PAYMENT OF FOOTHILL EXPENSES; THEN, THE
                                       BALANCE, IF ANY, TO;

                                  (II) WITH RESPECT TO PAYMENTS RECEIVED ON THE
                                       PLEDGED NOTES,

                                          (1)  TO PAYMENT OF INTEREST ON THE A
                                               LINE ADVANCES AND THE B LINE
                                               ADVANCES, THEN, THE BALANCE, IF
                                               ANY, TO;

                                          (2)  TO THE REDUCTION OF PRINCIPAL ON
                                               THE A LINE ADVANCES AND THE
                                               B-LINE ADVANCES, THEN THE
                                               BALANCE, IF ANY, TO

                                          (3)  PAY OFF OTHER OBLIGATIONS IN THE
                                               MANNER DECIDED BY FOOTHILL;

                                  (III) WITH RESPECT TO PAYMENTS RECEIVED ON THE
    SALE OF COLLATERAL GRANTED TO FOOTHILL PURSUANT TO SECTION 2.2 HEREOF,

                                               (1) TO PAYMENT OF INTEREST ON THE
                                          LAND INVENTORY ADVANCES, THEN, THE
                                          BALANCE, IF ANY, TO;

                                               (2) TO THE REDUCTION OF PRINCIPAL
                                          ON THE LAND INVENTORY ADVANCES, THEN
                                          THE BALANCE, IF ANY, TO

                                               (3) PAY OFF OTHER OBLIGATIONS IN
                                          THE MANNER DECIDED BY FOOTHILL;

                              4.7 RELEASE OF PORTIONS OF REAL PROPERTY
    COLLATERAL. PROVIDED THERE SHALL NOT HAVE OCCURRED AN EVENT OF DEFAULT, FOOTHILL SHALL, FROM TIME TO TIME, PROVIDED BORROWER HAS FIRST FULFILLED AND SATISFIED THE TERMS AND CONDITIONS ON ITS PART TO BE FULFILLED PURSUANT TO THE TERMS OF THIS AGREEMENT AND THIS SECTION 4.7, PROVIDE FOR AND PROMPTLY WITHIN TEN (10) BUSINESS DAYS AFTER REQUEST THEREFOR (BUT SHALL ENDEAVOR TO DO SO MORE QUICKLY IF BORROWER REQUESTS A SHORTER TIME), DELIVER TO ESCROW OR TO A TITLE COMPANY, A PARTIAL RECONVEYANCE OF A PORTION OF THE REAL PROPERTY, PROVIDED ALL THE FOLLOWING CONDITIONS ARE MET:

                              (I) SUCH LOT SHALL BE SOLD AT A PRICE ACCEPTABLE
    TO BORROWER AND FOOTHILL ACTING IN GOOD FAITH;

                              (II) THE SALE SHALL OCCUR ON TERMS AND CONDITIONS
    SUFFICIENT THAT FOOTHILL SHALL RECEIVE IN CASH FIFTY FIVE PERCENT (55%) OF THE SALES PRICE BUT IN NO EVENT LESS THAN THE RELEASE PRICE) AS CONSIDERATION FOR SUCH PARTIAL RECONVEYANCE (BUT IN NO EVENT AN AMOUNT LESS THAN THE RELEASE PRICE SET FOR EACH SUCH LOT SOUGHT TO BE RELEASED);

                              (III) SUCH PARTIAL RECONVEYANCE SHALL NOT CREATE A
    VIOLATION OF LAW AS TO THE REMAINDER OF THE PROJECT WHICH IS SUBJECT TO THE MORTGAGE (INCLUDING ALL SUBDIVISION LAWS);

                              (IV) PRIOR TO OR AT THE TIME OF THE REQUEST FOR
    SUCH PARTIAL RECONVEYANCE, BORROWER SHALL HAVE DELIVERED TO FOOTHILL A PRO FORMA SETTLEMENT SHEET SHOWING THE SELLING PRICE OF THE LOT SOUGHT TO BE RELEASED, THE RELEASE PAYMENT, AND SUCH OTHER INFORMATION AS FOOTHILL SHALL REQUIRE;

                              (V) A DESCRIPTION SUFFICIENT TO SHOW THE LOCATION
    OF THE LOT TO BE RELEASED WITH RESPECT TO THE BALANCE OF THE PROPERTY NOT RELEASED;

                              (VI) AS APPLICABLE, ISSUANCE OF SUCH TITLE
    ENDORSEMENTS AS FOOTHILL MAY REASONABLY REQUIRE TO ESTABLISH THE CONTINUING PRIORITY OF THE LIEN OF THE MORTGAGES; AND

                              (VII) IF APPLICABLE IN FOOTHILL'S JUDGEMENT,
    EXECUTION OF AN IRREVOCABLE INSTRUCTION TO THE ESCROW OR TITLE COMPANY DIRECTING THAT THEY ARE ONLY AUTHORIZED TO RECORD THE RELEASE OF THE RECONVEYANCE UPON PAYMENT OF THE RELEASE PRICE SET FORTH HEREIN.

                              4.8 RELEASE OF SECURITY INTERESTS IN THE PLEDGED
    NOTES; RELEASE OF SECURITY WHEN ADVANCES ARE EQUAL TO ZERO.

                                  (A) PROVIDED THERE SHALL NOT HAVE OCCURRED AN
    EVENT OF DEFAULT, AND PROVIDED FURTHER THAT BORROWER SHALL PAY IN FULL ALL INTEREST AND PRINCIPAL OWING ON THE A LINE ADVANCES AT THE TIME OF RELEASE, BORROWER SHALL HAVE THE RIGHT TO CAUSE TO BE RELEASED FROM FOOTHILL'S LIEN ALL (BUT NOT PART OF) THE PLEDGED A NOTES PROVIDED SUCH RELEASE IS TO ENABLE BORROWER TO SECURITIZE THE PLEDGED A NOTES BY THE ISSUANCE OF NOTE BACKED SECURITIES OR COMMERCIAL PAPER. THE EARLY TERMINATION FEE PROVIDED FOR IN
    SECTION 3.7 HEREOF, SHALL NOT BE PAYABLE, HOWEVER THE MINIMUM INTEREST PAYMENT SHALL STILL BE PAYABLE IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.4(C).

                                  (B) PROVIDED THERE SHALL NOT HAVE OCCURRED AN
    EVENT OF DEFAULT, AND PROVIDED FURTHER THAT BORROWER SHALL PAY IN FULL ALL INTEREST AND PRINCIPAL OWING ON THE B LINE ADVANCES AT THE TIME OF RELEASE, BORROWER SHALL HAVE THE RIGHT TO CAUSE TO BE RELEASED FROM FOOTHILL'S LIEN ALL (BUT NOT PART OF) THE PLEDGED B NOTES PROVIDED SUCH RELEASE IS TO ENABLE BORROWER TO SECURITIZE THE PLEDGED B NOTES BY THE ISSUANCE OF NOTE BACKED SECURITIES OR COMMERCIAL PAPER. THE EARLY TERMINATION FEE PROVIDED FOR IN
    SECTION 3.7 HEREOF, SHALL NOT BE PAYABLE, HOWEVER THE MINIMUM INTEREST PAYMENT SHALL STILL BE PAYABLE IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.4(C).

                              4.9 DELIVERY OF ADDITIONAL DOCUMENTATION
    REQUIRED. AT ANY TIME UPON THE REQUEST OF FOOTHILL, BORROWER SHALL EXECUTE AND DELIVER TO FOOTHILL ALL FINANCING

    STATEMENTS, CONTINUATION FINANCING STATEMENTS, FIXTURE FILINGS, SECURITY AGREEMENTS, CHATTEL MORTGAGES, PLEDGES, ASSIGNMENTS, AFFIDAVITS, REPORTS, NOTICES, SCHEDULES OF ACCOUNTS, LETTERS OF AUTHORITY, AND ALL OTHER DOCUMENTS THAT FOOTHILL MAY REASONABLY REQUEST, IN FORM SATISFACTORY TO FOOTHILL, TO PERFECT AND CONTINUE PERFECTED FOOTHILL'S SECURITY INTERESTS IN THE COLLATERAL AND IN ORDER TO FULLY CONSUMMATE ALL OF THE TRANSACTIONS CONTEMPLATED HEREBY AND UNDER THE OTHER LOAN DOCUMENTS.

                              4.10 POWER OF ATTORNEY. BORROWER HEREBY
    IRREVOCABLY MAKES, CONSTITUTES, AND APPOINTS FOOTHILL (AND ANY OF FOOTHILL'S OFFICERS, EMPLOYEES, OR AGENTS DESIGNATED BY FOOTHILL) AS BORROWER'S TRUE AND LAWFUL ATTORNEY, WITH POWER TO: (A) IF BORROWER REFUSES TO, OR FAILS TIMELY TO EXECUTE AND DELIVER ANY OF THE DOCUMENTS DESCRIBED IN SECTION 4.4, SIGN THE NAME OF BORROWER ON ANY OF THE DOCUMENTS DESCRIBED IN SECTION 4.4;
    (B) AT ANY TIME THAT AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, OR FOOTHILL ACTING IN GOOD FAITH DEEMS ITSELF INSECURE (IN ACCORDANCE WITH
    SECTION 1208 OF THE CODE), SIGN BORROWER'S NAME ON ANY DOCUMENT RELATING TO ANY PLEDGED NOTE AND NOTICES TO MAKERS OF PLEDGED NOTES; (C) SEND REQUESTS FOR VERIFICATION OF PLEDGED NOTES; (D) ENDORSE BORROWER'S NAME ON ANY CHECKS, NOTICES, ACCEPTANCES, MONEY ORDERS, DRAFTS, OR OTHER ITEM OF PAYMENT OR SECURITY THAT RELATE TO THE PLEDGED NOTES, WHICH SUCH SUMS SHALL BE APPLIED AGAINST THE OBLIGATIONS; (E) INTENTIONALLY DELETED; (F) AT ANY TIME THAT AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING OR FOOTHILL ACTING IN GOOD FAITH DEEMS ITSELF INSECURE (IN ACCORDANCE WITH SECTION 1208 OF THE
    CODE), MAKE, SETTLE, AND ADJUST ALL CLAIMS UNDER BORROWER'S POLICIES OF INSURANCE AND MAKE ALL DETERMINATIONS AND DECISIONS WITH RESPECT TO SUCH POLICIES OF INSURANCE; AND (G) AT ANY TIME THAT AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING OR FOOTHILL ACTING IN GOOD FAITH DEEMS ITSELF INSECURE (IN ACCORDANCE WITH SECTION 1208 OF THE CODE), SETTLE AND ADJUST DISPUTES AND CLAIMS RESPECTING THE ACCOUNTS DIRECTLY WITH ACCOUNT DEBTORS, FOR AMOUNTS AND UPON TERMS WHICH FOOTHILL DETERMINES TO BE REASONABLE, AND FOOTHILL MAY CAUSE TO BE EXECUTED AND DELIVERED ANY DOCUMENTS AND RELEASES WHICH FOOTHILL DETERMINES TO BE NECESSARY. THE APPOINTMENT OF FOOTHILL AS BORROWER'S ATTORNEY, AND EACH AND EVERY ONE OF FOOTHILL'S RIGHTS AND POWERS, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE UNTIL ALL OF THE OBLIGATIONS HAVE BEEN FULLY AND FINALLY REPAID AND PERFORMED AND FOOTHILL'S OBLIGATION TO EXTEND CREDIT HEREUNDER IS TERMINATED.

                              4.11 RIGHT TO INSPECT. FOOTHILL (THROUGH ANY OF
    ITS OFFICERS, EMPLOYEES, OR AGENTS) SHALL HAVE THE RIGHT, FROM TIME TO TIME HEREAFTER TO INSPECT BORROWER'S BOOKS AND TO CHECK, TEST, AND APPRAISE THE COLLATERAL IN ORDER TO VERIFY BORROWER'S FINANCIAL CONDITION OR THE AMOUNT, QUALITY, VALUE, CONDITION OF, OR ANY OTHER MATTER RELATING TO, THE COLLATERAL.

                              5. REPRESENTATIONS AND WARRANTIES.
                                 -------------------------------

                                 BORROWER REPRESENTS AND WARRANTS TO FOOTHILL AS
    FOLLOWS:

                              5.1 NO PRIOR ENCUMBRANCES. BORROWER HAS GOOD AND
    INDEFEASIBLE TITLE TO THE COLLATERAL, FREE AND CLEAR OF LIENS, CLAIMS, SECURITY INTERESTS, OR ENCUMBRANCES, EXCEPT FOR PERMITTED LIENS.

                              5.2 BONA FIDE OBLIGATION. EACH PLEDGED NOTE IS A
    BONA FIDE, GOOD, VALID, AND SUBSISTING OBLIGATION OF THE ACCOUNT DEBTOR THEREUNDER, AND BORROWER DOES NOT KNOW OF ANY FACT WHICH IMPAIRS OR WILL IMPAIR THE VALIDITY OF ANY SUCH PLEDGED NOTE.

                              5.3 NO DEFENSES OR SETOFFS. EACH PLEDGED NOTE AND
    EACH NOTE MORTGAGE WILL BE FREE OF ANY CLAIM FOR CREDIT, DEDUCTION, DISCOUNT, ALLOWANCE, DEFENSE (INCLUDING THE DEFENSE OF USURY), DISPUTE, COUNTER-CLAIM, OR SETOFF.

                              5.4 ENFORCEABLE AGREEMENTS. EACH PLEDGED NOTE AND
    NOTE MORTGAGE IS ENFORCEABLE ACCORDING TO ITS TERMS AGAINST EACH NAMED ACCOUNT DEBTOR THEREON OR TRUSTOR THEREUNDER, SUBJECT TO APPLICABLE BANKRUPTCY LAWS AS THE SAME MAY APPLY TO ANY MAKER OF A PLEDGED NOTE WHO IS SUBJECT TO A BANKRUPTCY PROCEEDING, AND COMPLIES WITH ALL APPLICABLE FEDERAL, STATE, AND LOCAL LAWS, REGULATIONS, AND REQUIREMENTS.

                              5.5 CORRECT LEGAL DESCRIPTION. EACH NOTE MORTGAGE
    CORRECTLY SETS FORTH THE LEGAL DESCRIPTION OF THE SUBJECT REAL PROPERTY.

                              5.6 CORRECT LOAN TERMS. EACH PLEDGED NOTE
    CORRECTLY SETS FORTH THE LOAN TERMS BETWEEN BORROWER AND THE ACCOUNT DEBTOR THEREUNDER, INCLUDING, WITHOUT LIMITATION, THE INTEREST RATE APPLICABLE THERETO.

                              5.7 COMPLIANCE WITH LAWS. TO THE BEST OF
    BORROWER'S KNOWLEDGE, ALL STATE AND FEDERAL LAWS (INCLUDING ANY APPLICABLE USURY AND/OR TRUTH-IN-LENDING STATUTES) HAVE BEEN COMPLIED WITH IN CONJUNCTION WITH THE COLLATERAL, THE NON-COMPLIANCE WITH WHICH WOULD HAVE AN ADVERSE IMPACT ON THE VALUE, ENFORCEABILITY, OR COLLECTIBILITY OF THE COLLATERAL.

                              5.8 AUTHORITY TO ASSIGN. AT THE TIME OF THE
    ASSIGNMENT OF ANY PLEDGED NOTE AND NOTE MORTGAGE TO FOOTHILL BY BORROWER, BORROWER SHALL HAVE SUCH TITLE THERETO AS IT ACQUIRED THE SAME FROM THE MAKER THEREOF, AND FULL RIGHT AND AUTHORITY TO PLEDGE AND ASSIGN THE SAME.

                              5.9 LOCATION OF CHIEF EXECUTIVE OFFICE; FEIN. THE
    CHIEF EXECUTIVE OFFICE OF BORROWER IS LOCATED AT THE ADDRESS INDICATED IN THE PREAMBLE TO THIS AGREEMENT.

    BORROWER.

                              5.10 DUE ORGANIZATION AND QUALIFICATION. BORROWER
    IS DULY ORGANIZED AND EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF ITS INCORPORATION AND QUALIFIED AND LICENSED TO DO BUSINESS IN, AND IN GOOD STANDING IN, ANY STATE WHERE THE FAILURE TO BE SO LICENSED OR QUALIFIED COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL

    ADVERSE EFFECT ON THE BUSINESS, OPERATIONS, CONDITION (FINANCIAL OR OTHERWISE), FINANCES, OR PROSPECTS OF BORROWER OR ON THE VALUE OF THE COLLATERAL TO FOOTHILL.

                              5.11 DUE AUTHORIZATION; NO CONFLICT. THE
    EXECUTION, DELIVERY, AND PERFORMANCE OF THE LOAN DOCUMENTS ARE WITHIN BORROWER'S CORPORATE POWERS, HAVE BEEN DULY AUTHORIZED, AND ARE NOT IN CONFLICT WITH NOR CONSTITUTE A BREACH OF ANY PROVISION CONTAINED IN BORROWER'S ARTICLES OR CERTIFICATE OF INCORPORATION, OR BY-LAWS, NOR WILL THEY CONSTITUTE AN EVENT OF DEFAULT UNDER ANY MATERIAL AGREEMENT TO WHICH BORROWER IS A PARTY OR BY WHICH ITS PROPERTIES OR ASSETS MAY BE BOUND.

                              5.12 LITIGATION. THERE ARE NO ACTIONS OR
    PROCEEDINGS PENDING BY OR AGAINST BORROWER BEFORE ANY COURT OR ADMINISTRATIVE AGENCY AND BORROWER DOES NOT HAVE KNOWLEDGE OR BELIEF OF ANY PENDING, THREATENED, OR IMMINENT LITIGATION, GOVERNMENTAL INVESTIGATIONS, OR CLAIMS, COMPLAINTS, ACTIONS, OR PROSECUTIONS INVOLVING BORROWER OR ANY GUARANTOR OF THE OBLIGATIONS, EXCEPT FOR ONGOING COLLECTION MATTERS IN WHICH BORROWER IS THE PLAINTIFF, MATTERS DISCLOSED ON SCHEDULE 5.12, AND MATTERS ARISING AFTER THE DATE HEREOF THAT, IF DECIDED ADVERSELY TO BORROWER, WOULD MATERIALLY IMPAIR THE PROSPECT OF REPAYMENT OF THE OBLIGATIONS OR MATERIALLY IMPAIR THE VALUE OR PRIORITY OF FOOTHILL'S SECURITY INTERESTS IN THE COLLATERAL.

                              5.13 NO MATERIAL ADVERSE CHANGE IN FINANCIAL
    CONDITION. ALL FINANCIAL STATEMENTS RELATING TO BORROWER OR ANY GUARANTOR OF THE OBLIGATIONS THAT HAVE BEEN DELIVERED BY BORROWER TO FOOTHILL HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP AND FAIRLY PRESENT BORROWER'S (OR SUCH GUARANTOR'S, AS APPLICABLE) FINANCIAL CONDITION AS OF THE DATE THEREOF AND BORROWER'S RESULTS OF OPERATIONS FOR THE PERIOD THEN ENDED. THERE HAS NOT BEEN A MATERIAL ADVERSE CHANGE IN THE FINANCIAL CONDITION OF BORROWER (OR SUCH GUARANTOR, AS APPLICABLE) SINCE THE DATE OF THE LATEST FINANCIAL STATEMENTS SUBMITTED TO FOOTHILL ON OR BEFORE THE EFFECTIVE DATE.

                              5.14 SOLVENCY. BORROWER IS SOLVENT. NO TRANSFER OF
    PROPERTY IS BEING MADE BY BORROWER AND NO OBLIGATION IS BEING INCURRED BY BORROWER IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS WITH THE INTENT TO HINDER, DELAY, OR DEFRAUD EITHER PRESENT OR FUTURE CREDITORS OF BORROWER.

                              5.15 EMPLOYEE BENEFITS. EACH PLAN IS COMPLIANCE IN
    ALL MATERIAL RESPECTS WITH THE APPLICABLE PROVISIONS OF ERISA AND THE IRC. EACH QUALIFIED PLAN AND MULTIEMPLOYER PLAN HAS BEEN DETERMINED BY THE INTERNAL REVENUE SERVICE TO QUALIFY UNDER SECTION 401 OF THE IRC, AND THE TRUSTS CREATED THEREUNDER HAVE BEEN DETERMINED TO BE EXEMPT FROM TAX UNDER
    SECTION 501 OF THE IRC, AND, TO THE BEST KNOWLEDGE OF BORROWER, NOTHING HAS OCCURRED THAT WOULD CAUSE THE LOSS OF SUCH QUALIFICATION OR TAX-EXEMPT STATUS. THERE ARE NO OUTSTANDING LIABILITIES UNDER TITLE IV OF ERISA WITH RESPECT TO ANY PLAN MAINTAINED OR SPONSORED BY BORROWER OR ANY ERISA AFFILIATE, NOR WITH RESPECT TO ANY PLAN TO WHICH BORROWER OR ANY ERISA AFFILIATE CONTRIBUTES OR IS OBLIGATED TO CONTRIBUTE WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE

    EFFECT ON THE FINANCIAL CONDITION OF BORROWER. NO PLAN SUBJECT TO TITLE IV OF ERISA HAS ANY UNFUNDED BENEFIT LIABILITY WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION OF BORROWER. NEITHER BORROWER NOR ANY ERISA AFFILIATE HAS TRANSFERRED ANY UNFUNDED BENEFIT LIABILITY TO A PERSON OTHER THAN BORROWER OR AN ERISA AFFILIATE OR HAS OTHERWISE ENGAGED IN A TRANSACTION THAT COULD BE SUBJECT TO SECTIONS 4069 OR 4212(C) OF ERISA WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION OF BORROWER. NEITHER BORROWER NOR ANY ERISA AFFILIATE HAS INCURRED NOR REASONABLY EXPECTS TO INCUR (X) ANY LIABILITY (AND NO EVENT HAS OCCURRED WHICH, WITH THE GIVING OF NOTICE UNDER SECTION 4219 OF ERISA, WOULD RESULT IN SUCH LIABILITY) UNDER SECTIONS 4201 OR 4243 OF ERISA WITH RESPECT TO A MULTIEMPLOYER PLAN, OR (Y) ANY LIABILITY UNDER TITLE IV OF ERISA (OTHER THAN PREMIUMS DUE BUT NOT DELINQUENT UNDER SECTION 4007 OF ERISA) WITH RESPECT TO A PLAN, WHICH COULD, IN EITHER EVENT, REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION OF BORROWER. NO APPLICATION FOR A FUNDING WAIVER OR AN EXTENSION OF ANY AMORTIZATION PERIOD PURSUANT TO SECTION 412 OF THE IRC HAS BEEN MADE WITH RESPECT TO ANY PLAN. NO ERISA EVENT HAS OCCURRED OR IS REASONABLY EXPECTED TO OCCUR WITH RESPECT TO ANY PLAN WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION OF BORROWER. BORROWER AND EACH ERISA AFFILIATE HAVE COMPLIED IN ALL MATERIAL RESPECTS WITH THE NOTICE AND CONTINUATION COVERAGE REQUIREMENTS OF SECTION 4980B OF THE IRC.

                              5.16 ENVIRONMENTAL CONDITION.

                                   (A) BORROWER HAS NOT USED HAZARDOUS MATERIALS
    AT OR AFFECTING THE REAL PROPERTY IN ANY MANNER WHICH VIOLATES ANY ACT GOVERNING THE USE, STORAGE, TREATMENT, TRANSPORTATION, MANUFACTURING, REFINEMENT, HANDLING, PRODUCTION, OR DISPOSAL OF HAZARDOUS MATERIALS.

                                   (B) TO THE BEST OF BORROWER'S KNOWLEDGE, NO
    PRIOR OWNER, OCCUPANT OR OPERATOR OF THE REAL PROPERTY HAS USED HAZARDOUS MATERIALS AT OR AFFECTING THE REAL PROPERTY IN ANY MANNER WHICH VIOLATES ANY ACT GOVERNING THE USE, STORAGE, TREATMENT, TRANSPORTATION, MANUFACTURING, REFINEMENT, HANDLING, PRODUCTION OR DISPOSAL OF HAZARDOUS MATERIALS.

                              5.17 RELIANCE BY FOOTHILL; CUMULATIVE. EACH
    WARRANTY AND REPRESENTATION CONTAINED IN THIS AGREEMENT AUTOMATICALLY SHALL BE DEEMED REPEATED WITH EACH ADVANCE AND SHALL BE CONCLUSIVELY PRESUMED TO HAVE BEEN RELIED ON BY FOOTHILL REGARDLESS OF ANY INVESTIGATION MADE OR INFORMATION POSSESSED BY FOOTHILL. THE WARRANTIES AND REPRESENTATIONS SET FORTH HEREIN SHALL BE CUMULATIVE AND IN ADDITION TO ANY AND ALL OTHER WARRANTIES AND REPRESENTATIONS THAT BORROWER NOW OR HEREAFTER SHALL GIVE, OR CAUSE TO BE GIVEN, TO FOOTHILL.

                              5.18 GOOD STANDING. BORROWER IS IN GOOD STANDING
    IN EACH JURISDICTION WHERE THE CONDUCT OF ITS BUSINESS OR THE OWNERSHIP OR OPERATION OF ITS PROPERTIES AND ASSETS MAKES QUALIFICATION NECESSARY.

                              5.19 INTER-COMPANY INDEBTEDNESS. THE INTERCOMPANY
    INDEBTEDNESS REPORTS SUBMITTED TO FOOTHILL FROM TIME TO TIME WILL BE ACCURATE, COMPLETE, AND TRUE IN ALL RESPECTS, AND THE FIGURES DISCLOSED THEREIN ARE NOT, AT THE TIME OF SUBMISSION, SUBJECT TO ANY OFFSET OR DEDUCTION OF ANY KIND WHATSOEVER.

                      6.      AFFIRMATIVE COVENANTS.

                              BORROWER COVENANTS AND AGREES THAT, SO LONG AS ANY
    CREDIT HEREUNDER SHALL BE AVAILABLE AND UNTIL FULL AND FINAL PAYMENT OF THE OBLIGATIONS, AND UNLESS FOOTHILL SHALL OTHERWISE CONSENT IN WRITING, BORROWER SHALL DO ALL OF THE FOLLOWING:

                              6.1 ACCOUNTING SYSTEM. BORROWER SHALL MAINTAIN A
    STANDARD AND MODERN SYSTEM OF ACCOUNTING IN ACCORDANCE WITH GAAP WITH LEDGER AND ACCOUNT CARDS OR COMPUTER TAPES, DISCS, PRINTOUTS, AND RECORDS PERTAINING TO THE COLLATERAL WHICH CONTAIN INFORMATION AS FROM TIME TO TIME MAY BE REQUESTED BY FOOTHILL. BORROWER ALSO SHALL KEEP PROPER BOOKS OF ACCOUNT SHOWING ALL SALES, CLAIMS, AND ALLOWANCES ON ITS INVENTORY.

                              6.2 SCHEDULES OF PLEDGED NOTES. WITH SUCH
    REGULARITY AS FOOTHILL SHALL REQUIRE, BORROWER SHALL PROVIDE FOOTHILL WITH SCHEDULES DESCRIBING ALL PLEDGED NOTES. FOOTHILL'S FAILURE TO REQUEST SUCH SCHEDULES OR BORROWER'S FAILURE TO EXECUTE AND DELIVER SUCH SCHEDULES SHALL NOT AFFECT OR LIMIT FOOTHILL'S SECURITY INTERESTS OR OTHER RIGHTS IN AND TO THE PLEDGED NOTES.

                              6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.
    BORROWER AGREES TO DELIVER TO FOOTHILL: (A) AS SOON AS AVAILABLE, BUT IN ANY EVENT WITHIN THIRTY (30) DAYS AFTER THE END OF EACH MONTH DURING EACH OF BORROWER'S FISCAL YEARS, A COMPANY PREPARED BALANCE SHEET AND INCOME STATEMENT COVERING BORROWER'S OPERATIONS DURING SUCH PERIOD; (B) QUARTERLY CASH FLOW STATEMENTS AS SOON AS AVAILABLE, BUT IN ANY EVENT WITHIN FORTY-FIVE (45) DAYS AFTER THE END OF BORROWER'S FISCAL QUARTERS; AND (C) AS SOON AS AVAILABLE, BUT IN ANY EVENT WITHIN ONE HUNDRED AND TWENTY (120) DAYS AFTER THE END OF EACH OF BORROWER'S FISCAL YEARS, FINANCIAL STATEMENTS OF BORROWER FOR EACH SUCH FISCAL YEAR, CERTIFIED WITHOUT ANY QUALIFICATIONS, BY BORROWER'S ACCOUNTANTS TO HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP, TOGETHER WITH A CERTIFICATE ADDRESSED TO FOOTHILL FROM BORROWER'S CFO STATING THAT THE CFO DOES NOT HAVE KNOWLEDGE OF THE EXISTENCE OF ANY EVENT OR CONDITION CONSTITUTING AN EVENT OF DEFAULT, OR THAT WOULD, WITH THE PASSAGE OF TIME OR THE GIVING OF NOTICE, CONSTITUTE AN EVENT OF DEFAULT. SUCH CERTIFIED FINANCIAL STATEMENTS SHALL INCLUDE A BALANCE SHEET, PROFIT AND LOSS STATEMENT, AND CASH FLOW STATEMENT. BORROWER SHALL HAVE ISSUED WRITTEN INSTRUCTIONS TO ITS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS AUTHORIZING THEM TO COMMUNICATE WITH FOOTHILL AND TO RELEASE TO

    FOOTHILL WHATEVER FINANCIAL INFORMATION CONCERNING BORROWER THAT FOOTHILL MAY REQUEST. BORROWER AGREES TO DELIVER FINANCIAL STATEMENTS PREPARED ON A CONSOLIDATED BASIS FOR IT AND ITS SUBSIDIARIES AND AFFILIATES.

                              TOGETHER WITH THE ABOVE, BORROWER ALSO SHALL
    DELIVER TO FOOTHILL BORROWER'S FORM 10-Q QUARTERLY REPORTS, FORM 10-K ANNUAL REPORTS, AND FORM 8-K CURRENT REPORTS, AND ANY OTHER FILINGS MADE BY BORROWER WITH THE SECURITIES AND EXCHANGE COMMISSION, IF ANY, AS SOON AS THE SAME ARE FILED, OR ANY OTHER INFORMATION THAT IS PROVIDED BY BORROWER TO ITS SHAREHOLDERS, AND ANY OTHER REPORT REASONABLY REQUESTED BY FOOTHILL RELATING TO THE COLLATERAL AND FINANCIAL CONDITION OF BORROWER.

                              EACH MONTH, TOGETHER WITH THE FINANCIAL STATEMENTS
    PROVIDED PURSUANT TO SECTION 6.3(A), BORROWER SHALL DELIVER TO FOOTHILL A CERTIFICATE ("COMPLIANCE CERTIFICATE") SIGNED BY ITS CHIEF FINANCIAL OFFICER TO THE EFFECT THAT: (I) ALL REPORTS, STATEMENTS, OR COMPUTER PREPARED INFORMATION OF ANY KIND OR NATURE DELIVERED OR CAUSED TO BE DELIVERED TO FOOTHILL HEREUNDER HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP AND FAIRLY PRESENT THE FINANCIAL CONDITION OF BORROWER; (II) BORROWER IS IN TIMELY COMPLIANCE WITH ALL OF ITS COVENANTS AND AGREEMENTS HEREUNDER; (III) THE REPRESENTATIONS AND WARRANTIES OF BORROWER CONTAINED IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE DATE OF SUCH CERTIFICATE, AS THOUGH MADE ON AND AS OF SUCH DATE (EXCEPT TO THE EXTENT THAT SUCH REPRESENTATIONS AND WARRANTIES RELATE SOLELY TO AN EARLIER DATE); AND (IV) ON THE DATE OF DELIVERY OF SUCH CERTIFICATE TO FOOTHILL THERE DOES NOT EXIST ANY CONDITION OR EVENT THAT CONSTITUTES AN EVENT OF DEFAULT (OR, IN EACH CASE, TO THE EXTENT OF ANY NON-COMPLIANCE, DESCRIBING SUCH NON-COMPLIANCE AS TO WHICH HE OR SHE MAY HAVE KNOWLEDGE AND WHAT ACTION BORROWER HAS TAKEN, IS TAKING, OR PROPOSES TO TAKE WITH RESPECT THERETO).

                              BORROWER HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS
    ALL AUDITORS, ACCOUNTANTS, OR OTHER THIRD PARTIES TO DELIVER TO FOOTHILL, FOLLOWING AN EVENT OF DEFAULT, AT BORROWER'S EXPENSE, COPIES OF BORROWER'S FINANCIAL STATEMENTS, PAPERS RELATED THERETO, AND OTHER ACCOUNTING RECORDS OF ANY NATURE IN THEIR POSSESSION, AND TO DISCLOSE TO FOOTHILL ANY INFORMATION THEY MAY HAVE REGARDING BORROWER'S BUSINESS AFFAIRS AND FINANCIAL CONDITIONS. SUCH PARTIES MAY ABSOLUTELY RELY UPON A SIGNED STATEMENT BY FOOTHILL THAT AN EVENT OF DEFAULT HAS OCCURRED.

                  6.4 TAX RETURNS. BORROWER AGREES TO DELIVER TO FOOTHILL COPIES OF EACH OF BORROWER'S FUTURE FEDERAL INCOME TAX RETURNS, AND ANY AMENDMENTS THERETO, WITHIN THIRTY (30) DAYS OF FOOTHILL'S REASONABLE REQUEST OF SAME.

                  6.5 GUARANTOR REPORTS. BORROWER AGREES TO CAUSE ANY GUARANTOR, IF ANY, OF THE OBLIGATIONS TO DELIVER ITS ANNUAL FINANCIAL STATEMENTS AT THE TIME WHEN BORROWER PROVIDES ITS AUDITED FINANCIAL STATEMENTS TO FOOTHILL AND COPIES OF ALL FEDERAL INCOME TAX RETURNS AS SOON AS THE SAME ARE AVAILABLE AND IN ANY EVENT NO LATER THAN THIRTY (30) DAYS AFTER THE SAME ARE REQUIRED TO BE FILED BY LAW.

                               6.6 TAXES. ALL ASSESSMENTS AND TAXES, WHETHER
    REAL, PERSONAL, OR OTHERWISE, DUE OR PAYABLE BY, OR IMPOSED, LEVIED, OR ASSESSED AGAINST BORROWER OR ANY OF ITS PROPERTY HAVE BEEN PAID, AND SHALL HEREAFTER BE PAID IN FULL, BEFORE DELINQUENCY OR BEFORE THE EXPIRATION OF ANY EXTENSION PERIOD. BORROWER SHALL MAKE DUE AND TIMELY PAYMENT OR DEPOSIT OF ALL FEDERAL, STATE, AND LOCAL TAXES, ASSESSMENTS, OR CONTRIBUTIONS REQUIRED OF IT BY LAW, AND WILL EXECUTE AND DELIVER TO FOOTHILL, ON DEMAND, APPROPRIATE CERTIFICATES ATTESTING TO THE PAYMENT THEREOF OR DEPOSIT WITH RESPECT THERETO. BORROWER WILL MAKE TIMELY PAYMENT OR DEPOSIT OF ALL TAX PAYMENTS AND WITHHOLDING TAXES REQUIRED OF IT BY APPLICABLE LAWS, INCLUDING THOSE LAWS CONCERNING F.I.C.A., F.U.T.A., STATE DISABILITY, AND LOCAL, STATE, AND FEDERAL INCOME TAXES, AND WILL, UPON REQUEST, FURNISH FOOTHILL WITH PROOF SATISFACTORY TO FOOTHILL INDICATING THAT BORROWER HAS MADE SUCH PAYMENTS OR DEPOSITS.

                               6.7 INSURANCE.

                                   (A) BORROWER, AT ITS EXPENSE, SHALL KEEP THE
    COLLATERAL (EXCLUSIVE OF THE REAL PROPERTY) INSURED AGAINST LOSS OR DAMAGE BY FIRE, THEFT, EXPLOSION, SPRINKLERS, AND ALL OTHER HAZARDS AND RISKS, AND IN SUCH AMOUNTS, AS ARE ORDINARILY INSURED AGAINST BY OTHER OWNERS IN SIMILAR BUSINESSES. BORROWER ALSO SHALL MAINTAIN PUBLIC LIABILITY, AND PROPERTY DAMAGE INSURANCE, AS WELL AS INSURANCE AGAINST LARCENY, EMBEZZLEMENT, AND CRIMINAL MISAPPROPRIATION.

                                   (B) BORROWER WILL OBTAIN AND MAINTAIN (I)
    INSURANCE OF THE TYPE NECESSARY TO INSURE THE IMPROVEMENTS AND CHATTELS (AS DEFINED IN THE MORTGAGES), FOR THE FULL REPLACEMENT COST THEREOF, AGAINST ANY LOSS BY FIRE, LIGHTING, WINDSTORM, HAIL, EXPLOSION, AIRCRAFT, SMOKE DAMAGE, VEHICLE DAMAGE, EARTHQUAKES, ELEVATOR COLLISION, AND OTHER RISKS FROM TIME TO TIME INCLUDED UNDER "EXTENDED COVERAGE" POLICIES, IN SUCH AMOUNTS AS FOOTHILL MAY REQUIRE, BUT IN ANY EVENT IN AMOUNTS SUFFICIENT TO PREVENT BORROWER FROM BECOMING A CO-INSURER UNDER SUCH POLICES, (II) COMBINED SINGLE LIMIT BODILY INJURY AND PROPERTY DAMAGES INSURANCE AGAINST ANY LOSS, LIABILITY OR DAMAGES ON, ABOUT OR RELATING TO THE PREMISES, IN AN AMOUNT OF NOT LESS THAN TEN MILLION DOLLARS ($10,000,000); AND (III) SUCH OTHER RISK AS FOOTHILL MAY REQUIRE. REPLACEMENT COSTS, AT FOOTHILL'S OPTION, BE REDETERMINED BY AN INSURANCE APPRAISER, SATISFACTORY TO FOOTHILL, NOT MORE FREQUENTLY THAN ONCE EVERY TWELVE MONTHS AT BORROWER'S COST.

                                   (C) ALL INSURANCE REQUIRED HEREIN SHALL BE
    WRITTEN BY COMPANIES OF RECOGNIZED FINANCIAL STANDING, SATISFACTORY TO FOOTHILL. SUCH INSURANCE SHALL BE IN FORM SATISFACTORY TO FOOTHILL, SHALL WITH RESPECT TO HAZARD INSURANCE AND SUCH OTHER INSURANCE AS FOOTHILL SHALL SPECIFY, NAME AS THE LOSS PAYEE THEREUNDER BORROWER AND FOOTHILL, AS THEIR INTERESTS MAY APPEAR, AND SHALL CONTAIN A CALIFORNIA FORM 438BFU (NS) MORTGAGEE ENDORSEMENT, OR ITS LOCAL EQUIVALENT. EVERY POLICY OF INSURANCE REFERRED TO IN THIS SECTION SHALL CONTAIN AN AGREEMENT BY THE INSURER THAT IT WILL NOT CANCEL SUCH POLICY EXCEPT AFTER THIRTY (30) DAYS' PRIOR WRITTEN NOTICE TO FOOTHILL AND THAT ANY LOSS PAYABLE THEREUNDER SHALL BE PAYABLE NOTWITHSTANDING ANY ACT OR NEGLIGENCE OF BORROWER OR

    FOOTHILL WHICH MIGHT, ABSENCE SUCH AGREEMENT, RESULT IN A FORFEITURE OF ALL OR A PART OF SUCH INSURANCE PAYMENT AND NOTWITHSTANDING (I) OCCUPANCY OR USE OF THE REAL PROPERTY FOR PURPOSES MORE HAZARDOUS THAN PERMITTED BY THE TERMS OF SUCH POLICY, (II) ANY FORECLOSURE OR OTHER ACTION OR PROCEEDING TAKEN BY FOOTHILL PURSUANT TO THE MORTGAGES UPON THE HAPPENING OF AN EVENT OF DEFAULT, OR (III) ANY CHANGE IN TITLE OR OWNERSHIP OF THE REAL PROPERTY.

                                   (D) ORIGINAL POLICIES OR CERTIFICATES THEREOF
    SATISFACTORY TO FOOTHILL EVIDENCING SUCH INSURANCE SHALL BE DELIVERED TO FOOTHILL AT LEAST THIRTY (30) DAYS PRIOR TO THE EXPIRATION OF THE EXISTING OR PRECEDING POLICIES. BORROWER SHALL GIVE FOOTHILL PROMPT NOTICE OF ANY LOSS COVERED BY SUCH INSURANCE AND FOOTHILL SHALL HAVE THE RIGHT TO JOIN BORROWER IN ADJUSTING ANY LOSS. IF THERE SHALL HAVE OCCURRED AN EVENT OF DEFAULT, FOOTHILL SHALL HAVE THE EXCLUSIVE RIGHT TO ADJUST ALL LOSS PAYABLE UNDER ANY SUCH INSURANCE POLICIES WITHOUT ANY LIABILITY TO BORROWER WHATSOEVER IN RESPECT OF SUCH ADJUSTMENTS. ANY MONIES RECEIVED AS PAYMENT FOR ANY LOSS OF COLLATERAL UNDER SUCH INSURANCE SHALL BE PAID OVER TO FOOTHILL TO BE APPLIED AT THE OPTION OF FOOTHILL EITHER TO THE PREPAYMENT OF THE OBLIGATIONS WITHOUT PREMIUM, IN SUCH ORDER OR MANNER AS FOOTHILL MAY ELECT, OR SHALL BE DISBURSED TO BORROWER UNDER STAGE PAYMENT TERMS SATISFACTORY TO FOOTHILL FOR APPLICATION TO THE COST OF REPAIRS, REPLACEMENTS OR RESTORATIONS. ALL RESTORATIONS SHALL BE EFFECTED WITH REASONABLE PROMPTNESS AND SHALL BE OF A VALUE AT LEAST EQUAL TO THE VALUE OF THE ITEMS OR PROPERTY TO DESTROYED PRIOR TO SUCH DAMAGE OR DESTRUCTION. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, ALL PREPAID PREMIUMS SHALL BE THE SOLE AND ABSOLUTE PROPERTY OF FOOTHILL TO BE APPLIED BY FOOTHILL TO THE PAYMENT OF THE OBLIGATIONS IN SUCH ORDER OR FORM AS FOOTHILL SHALL ELECT.

                                   (E) BORROWER SHALL NOT TAKE OUT SEPARATE
    INSURANCE CONCURRENT IN FORM OR CONTRIBUTING IN THE EVENT OF LOSS WITH THAT REQUIRED TO BE MAINTAINED UNDER THIS SECTION 6.7, UNLESS FOOTHILL IS INCLUDED THEREON AS NAMED INSURED WITH THE LOSS PAYABLE TO FOOTHILL UNDER A STANDARD CALIFORNIA 438BFU (NS) MORTGAGEE ENDORSEMENT, OR ITS LOCAL EQUIVALENT. BORROWER SHALL IMMEDIATELY NOTIFY FOOTHILL WHENEVER SUCH SEPARATE INSURANCE IS TAKEN OUT, SPECIFYING THE INSURER THEREUNDER AND FULL PARTICULARS AS TO THE POLICIES EVIDENCING THE SAME, AND ORIGINALS OF SUCH POLICIES SHALL IMMEDIATELY THEREAFTER BE PROVIDED TO FOOTHILL.

                              6.8 FINANCIAL COVENANTS. BORROWER SHALL MAINTAIN:

                                   (A) TANGIBLE NET WORTH. TANGIBLE NET WORTH OF
    AT LEAST FIFTY MILLION DOLLARS ($50,000,000), MEASURED ON A FISCAL QUARTER-END BASIS; AND

                                   (B) TOTAL LIABILITIES TO TANGIBLE NET WORTH
    RATIO. A RATIO OF BORROWER'S TOTAL LIABILITIES DIVIDED BY TANGIBLE NET WORTH OF NOT MORE THAN THREE TO ONE (3:1.0), MEASURED ON A FISCAL QUARTER-END BASIS;

                                   (C) TOTAL ADJUSTED LIABILITIES TO ADJUSTED
    TANGIBLE NET WORTH RATIO. A RATIO OF BORROWER'S TOTAL LIABILITIES LESS SUBORDINATED DEBT DIVIDED BY

    ADJUSTED TANGIBLE NET WORTH OF NOT MORE THAN TWO POINT ZERO TO ONE (2.0:1.0), MEASURED ON A FISCAL QUARTER-END BASIS.

                              6.9 NO SETOFFS OR COUNTERCLAIMS. ALL PAYMENTS
    HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS MADE BY OR ON BEHALF OF BORROWER SHALL BE MADE WITHOUT SETOFF OR COUNTERCLAIM AND FREE AND CLEAR OF, AND WITHOUT DEDUCTION OR WITHHOLDING FOR OR ON ACCOUNT OF, ANY FEDERAL, STATE, OR LOCAL TAXES.

                              6.10 COMPLIANCE WITH LAWS. BORROWER SHALL USE ITS
    BEST EFFORTS TO COMPLY WITH THE REQUIREMENTS OF ALL APPLICABLE LAWS, RULES, REGULATIONS, AND ORDERS OF ANY GOVERNMENTAL AUTHORITY, INCLUDING THE FAIR LABOR STANDARDS ACT AND THE AMERICANS WITH DISABILITIES ACT.

                              6.11 EMPLOYEE BENEFITS.

                                   (A) BORROWER SHALL DELIVER TO FOOTHILL A
    WRITTEN STATEMENT BY THE CHIEF FINANCIAL OFFICER OF BORROWER SPECIFYING THE NATURE OF ANY OF THE FOLLOWING EVENTS AND THE ACTIONS WHICH BORROWER PROPOSES TO TAKE WITH RESPECT THERETO PROMPTLY, AND IN ANY EVENT WITHIN TEN
    (10) DAYS OF BECOMING AWARE OF ANY OF THEM, AND WHEN KNOWN, ANY ACTION TAKEN OR THREATENED BY THE INTERNAL REVENUE SERVICE, PBGC, DEPARTMENT OF LABOR, OR OTHER PARTY WITH RESPECT THERETO: (I) AN ERISA EVENT WITH RESPECT TO ANY PLAN; (II) THE INCURRENCE OF AN OBLIGATION TO PAY ADDITIONAL PREMIUM TO THE PBGC UNDER SECTION 4006(A)(3)(E) OF ERISA WITH RESPECT TO ANY PLAN; AND
    (III) ANY LIEN ON THE ASSETS OF BORROWER ARISING IN CONNECTION WITH ANY
    PLAN.

                                   (B) BORROWER SHALL ALSO PROMPTLY FURNISH TO
    FOOTHILL COPIES PREPARED OR RECEIVED BY BORROWER OR AN ERISA AFFILIATE OF:
    (I) AT THE REQUEST OF FOOTHILL, EACH ANNUAL REPORT (INTERNAL REVENUE SERVICE FORM 5500 SERIES) AND ALL ACCOMPANYING SCHEDULES, ACTUARIAL REPORTS, FINANCIAL INFORMATION CONCERNING THE FINANCIAL STATUS OF EACH PLAN, AND SCHEDULES SHOWING THE AMOUNTS CONTRIBUTED TO EACH PLAN BY OR ON BEHALF OF BORROWER OR ITS ERISA AFFILIATES FOR THE MOST RECENT THREE (3) PLAN YEARS;
    (II) ALL NOTICES OF INTENT TO TERMINATE OR TO HAVE A TRUSTEE APPOINTED TO ADMINISTER ANY PLAN; (III) ALL WRITTEN DEMANDS BY THE PBGC UNDER SUBTITLE D OF TITLE IV OF ERISA; (IV) ALL NOTICES REQUIRED TO BE SENT TO EMPLOYEES OR TO THE PBGC UNDER SECTION 302 OF ERISA OR SECTION 412 OF THE IRC; (V) ALL WRITTEN NOTICES RECEIVED WITH RESPECT TO A MULTIEMPLOYER PLAN CONCERNING (X) THE IMPOSITION OR AMOUNT OF WITHDRAWAL LIABILITY PURSUANT TO SECTION 4202 OF ERISA, (Y) A TERMINATION DESCRIBED IN SECTION 4041A OF ERISA, OR (Z) A REORGANIZATION OR INSOLVENCY DESCRIBED IN SUBTITLE E OF TITLE IV OF ERISA;
    (VI) THE ADOPTION OF ANY NEW PLAN THAT IS SUBJECT TO TITLE IV OF ERISA OR
    SECTION 412 OF THE IRC BY BORROWER OR ANY ERISA AFFILIATE; (VII) THE ADOPTION OF ANY AMENDMENT TO ANY PLAN THAT IS SUBJECT TO TITLE IV OF ERISA OR SECTION 412 OF THE IRC, IF SUCH AMENDMENT RESULTS IN A MATERIAL INCREASE IN BENEFITS OR UNFUNDED BENEFIT LIABILITY; OR (VIII) THE COMMENCEMENT OF CONTRIBUTIONS BY BORROWER OR ANY ERISA AFFILIATE TO ANY PLAN THAT IS SUBJECT TO TITLE IV OF ERISA OR SECTION 412 OF THE IRC.

                              6.12 ENVIRONMENTAL CONDITION.

                                   (A) BORROWER SHALL KEEP OR CAUSE THE REAL
    PROPERTY TO BE KEPT FREE OF HAZARDOUS MATERIALS AND NOT CAUSE OR PERMIT THE REAL PROPERTY TO BE USED TO GENERATE, MANUFACTURER, REFINE, TRANSPORT, TREAT, STORE, HANDLE, DISPOSE, PRODUCE OR PROCESS HAZARDOUS MATERIALS EXCEPT IN COMPLIANCE WITH ALL APPLICABLE ACTS.

                                   (B) BORROWER SHALL ENSURE COMPLIANCE BY ALL
    OPERATORS AND OCCUPANTS OF THE REAL PROPERTY WITH ALL APPLICABLE ACTS AND WILL ENSURE THAT ALL SUCH OPERATORS AND OCCUPANTS OBTAIN AND COMPLY WITH ANY AND ALL REQUIRED APPROVALS, REGISTRATIONS OR PERMITS.

                                   (C) UPON THE REASONABLE REQUEST OF FOOTHILL,
    BORROWER SHALL CONDUCT AND COMPLETE ALL INVESTIGATIONS, STUDIES, SAMPLINGS AND TESTINGS RELATIVE TO HAZARDOUS MATERIALS AT OR AFFECTING THE REAL PROPERTY. UPON THE WRITTEN REQUEST OF FOOTHILL FROM TIME TO TIME, BORROWER SHALL PROVIDE FOOTHILL AT BORROWER'S SOLE COST AND EXPENSE AND WITHOUT ANY LIABILITY TO FOOTHILL, WITH AN ENVIRONMENTAL SITE ASSESSMENT OR AN ENVIRONMENTAL AUDIT REPORT, OR AN UPDATE OF SUCH ASSESSMENT OR REPORT, BY AN ENVIRONMENTAL ENGINEERING FIRM ACCEPTABLE TO FOOTHILL, ALL IN SCOPE, FORM AND CONTENT SATISFACTORY TO FOOTHILL, TO ASSESS WITH A REASONABLE DEGREE OF CERTAINTY THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AND THE POTENTIAL COST IN CONNECTION WITH THE REMEDIATION OF ANY HAZARDOUS MATERIALS AT OR RELATED TO THE REAL PROPERTY. UPON DEMAND OF FOOTHILL, AND AT BORROWER'S SOLE COST AND EXPENSE, BORROWER SHALL PROMPTLY TAKE ALL ACTIONS TO REMEDIATE THE REAL PROPERTY WHICH ARE REQUIRED BY FEDERAL, STATE OR LOCAL GOVERNMENTAL AGENCY OR POLITICAL SUBDIVISION OR WHICH ARE REASONABLY NECESSARY TO MITIGATE A SPILL OR A VIOLATION OF ANY ACT OR TO ALLOW FULL ECONOMIC USE OF THE REAL PROPERTY. BORROWER SHALL TAKE ALL ACTIONS NECESSARY TO REMOVE ALL HAZARDOUS MATERIALS FROM THE REAL PROPERTY NOTWITHSTANDING ANY LESSOR STANDARD OF REMEDIATION ALLOWABLE UNDER ANY ACT. ALL SUCH WORK SHALL BE PERFORMED BY ONE OR MORE CONTRACTOR SELECTED BY BORROWER AND APPROVED IN ADVANCE AND IN WRITING BY FOOTHILL. BORROWER SHALL PROCEED CONTINUOUSLY AND DILIGENTLY WITH SUCH INVESTIGATORY AND REMEDIAL ACTIONS, PROVIDED THAT IN ALL CASES, SUCH ACTIONS SHALL BE IN ACCORDANCE WITH ALL APPLICABLE REQUIREMENTS OF ALL ACTS. ANY SUCH ACTIONS SHALL BE PERFORMED IN A GOOD, SAFE AND WORKMAN LIKE MANNER AND SHALL MINIMIZE ANY IMPACT ON THE BUSINESS OR OCCUPATION AT OR NEAR THE REAL PROPERTY. BORROWER SHALL PAY ALL COSTS IN CONNECTION WITH SUCH INVESTIGATORY AND REMEDIAL ACTIVITIES, INCLUDING BUT NOT LIMITED TO ALL POWER AND UTILITY COSTS, AND ANY AND ALL TAXES OR FEES THAT MAY BE APPLICABLE TO SUCH ACTIVITIES. BORROWER SHALL PROMPTLY PROVIDE TO FOOTHILL COPIES OF TESTING RESULTS AND REPORTS THAT ARE GENERATED IN COMPLIANCE WITH THE ABOVE ACTIVITIES. PROMPTLY UPON COMPLETION OF SUCH INVESTIGATION AND REMEDIATION, BORROWER SHALL PERMANENTLY SEAL OR CAP ALL MONITORING WELLS AND TEST HOLES TO INDUSTRIAL STANDARDS AND COMPLIANCE WITH ALL ACTS, REMOVE ALL ASSOCIATED EQUIPMENT, AND RESTORE THE REAL PROPERTY TO THE CONDITION EXISTING PRIOR TO THE COMMENCEMENT OF REMEDIATION, WHICH SHALL INCLUDE, WITHOUT LIMITATION, THE REPAIR OF ANY SURFACE DAMAGE, INCLUDING PAVING CAUSED BY SUCH INVESTIGATION OR REMEDIATION HEREUNDER. WITHIN TEN

    DAYS OF DEMAND THEREFOR, BORROWER SHALL PROVIDE FOOTHILL WITH A BOND, LETTER OF CREDIT OR SIMILAR FINANCIAL INSURANCE EVIDENCING THAT THE NECESSARY FUNDS ARE AVAILABLE FOR THE OBLIGATIONS ESTABLISHED BY THIS SUBPARAGRAPH.

                                   (D) SHOULD ANY PROPERTY SUBJECT TO THE NOTE
    MORTGAGES VIOLATE THE PROVISIONS OF SECTIONS 6.12(A) AND (B), BORROWER SHALL IMMEDIATELY REDEEM THE PLEDGED NOTE(S) FOR WHICH THE PROPERTY IS SECURITY AT NINETY (90) PERCENT OF ITS OUTSTANDING PRINCIPAL BALANCE.

                                   (E) THE OBLIGATIONS OF BORROWER AND THE
    RIGHTS OF FOOTHILL WITH RESPECT TO HAZARDOUS MATERIALS ARE IN ADDITION TO AND NOT IN SUBSTITUTION OF THE OBLIGATIONS OF BORROWER AND THE RIGHTS OF FOOTHILL UNDER ALL APPLICABLE, FEDERAL, STATE AND LOCAL LAWS, REGULATIONS AND ORDINANCES RELATING TO HEALTH AND SAFETY, AND PROTECTION OF THE ENVIRONMENT. THE OBLIGATIONS OF BORROWER AND THE RIGHTS OF FOOTHILL, NOTWITHSTANDING ANYTHING CONTAINED HEREIN OR IN ANY OTHER DOCUMENT OR AGREEMENT WHICH MAY BE CONSTRUED TO THE CONTRARY, (I) SHALL NOT BE SUBJECT TO ANY ANTIDEFICIENCY LAWS OR PROTECTIONS, IF ANY, (II) SHALL SURVIVE (A) A NON-JUDICIAL SALE, JUDICIAL SALE OR DEED OR OTHER TRANSACTION IN LIEU OF SUCH SALE HEREUNDER, AND (B) THE REPAYMENT OF THE OBLIGATIONS. IN THE EVENT BORROWER DOES NOT TIMELY PERFORM ANY OF ITS OBLIGATIONS WITH RESPECT TO HAZARDOUS MATERIALS, FOOTHILL MAY PERFORM SUCH OBLIGATIONS, BUT IS NOT OBLIGATED TO, AT THE EXPENSE OF BORROWER AND SUCH EXPENSE SHALL BE ADDED TO THE OBLIGATIONS.

                              6.13 SALE OF PORTIONS OF THE REAL PROPERTY. AT THE
    END OF EACH OF BORROWER'S FISCAL QUARTERS (FOR THE SIX MONTH PERIOD PRECEDING SAME), BORROWER SHALL HAVE SOLD TO QUALIFIED BUYERS SUFFICIENT LOTS FOR EACH INDIVIDUAL PROJECT WITHIN THE REAL PROPERTY, SUCH THAT THE PROCEEDS DURING THE PRECEDING SIX MONTH PERIOD WOULD, WHEN EXTENDED OVER A THREE YEAR PERIOD, PAY OFF THE "PRO RATA SHARE" OF ALL LAND INVENTORY ADVANCES. AS USED IN THIS SECTION 6.13, "PRO RATA SHARE" MEANS A SUM ATTRIBUTABLE TO EACH INDIVIDUAL PROJECT WHICH COMPRISES THE REAL PROPERTY WHICH IS COMPUTED BY MULTIPLYING ALL REAL PROPERTY BY A FRACTION, THE NUMERATOR OF WHICH IS THE VALUE OF EACH PROJECT (COMPUTED IN ACCORDANCE WITH THE LAND INVENTORY BORROWING BASE FORMULA) AND THE DENOMINATOR OF WHICH IS THE AGGREGATE VALUE OF THE REAL PROPERTY (COMPUTED IN ACCORDANCE WITH THE LAND INVENTORY BORROWING BASE FORMULA).

                              6.14 ASSIGNMENTS OF NOTE MORTGAGES.

                                   (A) WITHIN THIRTY (30) DAYS OF FOOTHILL'S
    RECEIPT OF PLEDGED NOTES, BORROWER SHALL PROVIDE FOOTHILL WITH CONFORMED COPIES OF ALL ASSIGNMENTS OF NOTE MORTGAGES, REFLECTING THE FILING AND RECORDING INFORMATION THEREON.

                                   (B) WITHIN SIXTY (60) DAYS OF FOOTHILL'S
    RECEIPT OF PLEDGED NOTES, BORROWER SHALL DELIVER TO FOOTHILL THE ORIGINAL POLICIES OF TITLE INSURANCE INSURING THE NOTE MORTGAGES FOR THE PLEDGED NOTES, AND, WHEN THE PRINCIPAL BALANCE ON ANY

    PLEDGED NOTE IS $50,000 OR GREATER, A CLTA FORM 104 ENDORSEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO FOOTHILL.

                      7.      NEGATIVE COVENANTS.

                              BORROWER COVENANTS AND AGREES THAT, SO LONG AS ANY
    CREDIT HEREUNDER SHALL BE AVAILABLE AND UNTIL FULL AND FINAL PAYMENT OF THE OBLIGATIONS, BORROWER WILL NOT DO ANY OF THE FOLLOWING WITHOUT FOOTHILL'S PRIOR WRITTEN CONSENT:

                              7.1 INTENTIONALLY DELETED.

                              7.2 LIENS. CREATE, INCUR, ASSUME, OR PERMIT TO
    EXIST, DIRECTLY OR INDIRECTLY, ANY LIEN ON OR WITH RESPECT TO ANY OF THE COLLATERAL, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, OR ANY INCOME OR PROFITS THEREFROM, EXCEPT FOR PERMITTED LIENS.

                              7.3 RESTRICTIONS ON FUNDAMENTAL CHANGES. OTHER
    THAN IN THE ORDINARY COURSE OF BORROWER'S BUSINESS, ENTER INTO ANY ACQUISITION, MERGER, CONSOLIDATION, REORGANIZATION, OR RECAPITALIZATION, OR RECLASSIFY ITS CAPITAL STOCK, OR LIQUIDATE, WIND UP, OR DISSOLVE ITSELF (OR SUFFER ANY LIQUIDATION OR DISSOLUTION), OR CONVEY, SELL, ASSIGN, LEASE, TRANSFER, OR OTHERWISE DISPOSE OF, IN ONE TRANSACTION OR A SERIES OF TRANSACTIONS, ALL OR ANY SUBSTANTIAL PART OF ITS BUSINESS, PROPERTY, OR ASSETS, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, OR ACQUIRE BY PURCHASE OR OTHERWISE ALL OR SUBSTANTIALLY ALL OF THE PROPERTIES, ASSETS, STOCK, OR OTHER EVIDENCE OF BENEFICIAL OWNERSHIP OF ANY PERSON.

                              7.4 EXTRAORDINARY TRANSACTIONS AND DISPOSAL OF
    ASSETS. ENTER INTO ANY TRANSACTION NOT IN THE ORDINARY AND USUAL COURSE OF BORROWER'S BUSINESS, INCLUDING THE SALE, LEASE, OR OTHER DISPOSITION OF, MOVING, RELOCATION, OR TRANSFER, WHETHER BY SALE OR OTHERWISE, OF ANY OF BORROWER'S PROPERTIES, ASSETS.

                              7.5 CHANGE NAME. WITHOUT THIRTY (30) DAYS PRIOR
    WRITTEN NOTICE TO FOOTHILL, CHANGE BORROWER'S NAME, FEIN, BUSINESS STRUCTURE, OR IDENTITY, OR ADD ANY NEW FICTITIOUS NAME.

                              7.6 INTENTIONALLY DELETED.

                              7.7 RESTRUCTURE. WITHOUT THIRTY (30) DAYS PRIOR
    WRITTEN NOTICE TO FOOTHILL, MAKE ANY CHANGE IN BORROWER'S FINANCIAL STRUCTURE, THE PRINCIPAL NATURE OF BORROWER'S BUSINESS OPERATIONS, OR THE DATE OF ITS FISCAL YEAR.

                              7.8 INTENTIONALLY DELETED.

                              7.9 CHANGE OF CONTROL. CAUSE, PERMIT, OR SUFFER,
    DIRECTLY OR INDIRECTLY, ANY CHANGE OF CONTROL.

                              7.10 DISTRIBUTIONS. MAKE ANY DISTRIBUTION OR
    DECLARE OR PAY ANY DIVIDENDS (IN CASH OR IN STOCK) ON, OR PURCHASE, ACQUIRE, REDEEM, OR RETIRE ANY OF BORROWER'S CAPITAL STOCK, OF ANY CLASS, WHETHER NOW OR HEREAFTER OUTSTANDING, IN ANNUAL AMOUNTS IN EXCESS OF FIFTY (50) PERCENT OF THE THEN CURRENT EARNINGS.

                              7.11 ACCOUNTING METHODS. MODIFY OR CHANGE ITS
    METHOD OF ACCOUNTING OR ENTER INTO, MODIFY, OR TERMINATE ANY AGREEMENT CURRENTLY EXISTING, OR AT ANY TIME HEREAFTER ENTERED INTO WITH ANY THIRD PARTY ACCOUNTING FIRM OR SERVICE BUREAU FOR THE PREPARATION OR STORAGE OF BORROWER'S ACCOUNTING RECORDS WITHOUT SAID ACCOUNTING FIRM OR SERVICE BUREAU AGREEING TO PROVIDE FOOTHILL INFORMATION REGARDING THE COLLATERAL OR BORROWER'S FINANCIAL CONDITION. BORROWER WAIVES THE RIGHT TO ASSERT A CONFIDENTIAL RELATIONSHIP, IF ANY, IT MAY HAVE WITH ANY ACCOUNTING FIRM OR SERVICE BUREAU IN CONNECTION WITH ANY INFORMATION REQUESTED BY FOOTHILL PURSUANT TO OR IN ACCORDANCE WITH THIS AGREEMENT, AND AGREES THAT FOOTHILL MAY CONTACT DIRECTLY ANY SUCH ACCOUNTING FIRM OR SERVICE BUREAU IN ORDER TO OBTAIN SUCH INFORMATION.

                              7.12 INVESTMENTS. EXCEPT IN THE ORDINARY COURSE OF
    BORROWER'S BUSINESS, DIRECTLY OR INDIRECTLY MAKE OR ACQUIRE ANY BENEFICIAL INTEREST IN (INCLUDING STOCK, PARTNERSHIP INTEREST, OR OTHER SECURITIES OF), OR MAKE ANY LOAN, ADVANCE, OR CAPITAL CONTRIBUTION TO, ANY PERSON.

                              7.13 TRANSACTIONS WITH AFFILIATES. DIRECTLY OR
    INDIRECTLY ENTER INTO OR PERMIT TO EXIST ANY MATERIAL TRANSACTION WITH ANY AFFILIATE OF BORROWER EXCEPT FOR TRANSACTIONS THAT ARE IN THE ORDINARY COURSE OF BORROWER'S BUSINESS, UPON FAIR AND REASONABLE TERMS, THAT ARE FULLY DISCLOSED TO FOOTHILL, AND THAT ARE NO LESS FAVORABLE TO BORROWER THAN WOULD BE OBTAINED IN ARM'S LENGTH TRANSACTION WITH A NON-AFFILIATE.

                              7.14 SUSPENSION. SUSPEND OR GO OUT OF A
    SUBSTANTIAL PORTION OF ITS BUSINESS.

                              7.15 INTENTIONALLY DELETED.

                              7.16 USE OF PROCEEDS. USE THE PROCEEDS OF THE
    ADVANCES MADE HEREUNDER FOR ANY PURPOSE OTHER THAN: (A) TO PAY TRANSACTIONAL COSTS, FEES AND EXPENSES INCURRED IN CONNECTION WITH THIS AGREEMENT; AND (B) THEREAFTER, CONSISTENT WITH THE TERMS AND CONDITIONS HEREOF, FOR ITS LAWFUL AND PERMITTED CORPORATE PURPOSES.

                              7.17 CHANGE IN LOCATION OF CHIEF EXECUTIVE OFFICE.
    BORROWER WILL NOT, WITHOUT THIRTY (30) DAYS PRIOR WRITTEN NOTIFICATION TO FOOTHILL, RELOCATE ITS CHIEF EXECUTIVE OFFICE TO A NEW LOCATION AND SO LONG AS, AT THE TIME OF SUCH WRITTEN NOTIFICATION, BORROWER PROVIDES ANY FINANCING STATEMENTS OR FIXTURE FILINGS NECESSARY TO PERFECT AND CONTINUE PERFECTED FOOTHILL'S SECURITY INTERESTS AND ALSO PROVIDES TO FOOTHILL A LANDLORD'S WAIVER IN FORM AND SUBSTANCE SATISFACTORY TO FOOTHILL.

                              7.18 USE OF FOOTHILL'S NAME. USE FOOTHILL'S NAME
    OR THE NAME OF ANY PERSON, FIRM, CORPORATION OR OTHER ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH FOOTHILL IN CONNECTION WITH ANY OF BORROWER'S ACTIVITIES, EXCEPT AS SUCH MAY BE REQUIRED BY APPLICABLE LAW OR REGULATION OF ANY GOVERNMENT OR BODY.

                      8.      EVENTS OF DEFAULT.

                              ANY ONE OR MORE OF THE FOLLOWING EVENTS SHALL
    CONSTITUTE AN EVENT OF DEFAULT (EACH, AN "EVENT OF DEFAULT") UNDER THIS
    AGREEMENT:

                              8.1 IF BORROWER FAILS TO PAY WITHIN FIVE (5)
    BUSINESS DAYS WHEN DUE AND PAYABLE OR WHEN DECLARED DUE AND PAYABLE, ANY PORTION OF THE OBLIGATIONS (WHETHER OF PRINCIPAL, INTEREST (INCLUDING ANY INTEREST WHICH, BUT FOR THE PROVISIONS OF THE BANKRUPTCY CODE, WOULD HAVE ACCRUED ON SUCH AMOUNTS), FEES AND CHARGES DUE FOOTHILL, REIMBURSEMENT OF FOOTHILL EXPENSES, OR OTHER AMOUNTS CONSTITUTING OBLIGATIONS);

                              8.2 IF BORROWER FAILS OR NEGLECTS TO PERFORM,
    KEEP, OR OBSERVE ANY TERM, PROVISION, CONDITION, COVENANT, OR AGREEMENT CONTAINED IN THIS AGREEMENT, IN ANY OF THE LOAN DOCUMENTS, OR IN ANY OTHER PRESENT OR FUTURE AGREEMENT BETWEEN BORROWER AND FOOTHILL AND THE SAME SHALL CONTINUE FOR A PERIOD OF FIFTEEN (15) DAYS;

                              8.3 IF BORROWER FAILS OR NEGLECTS TO PERFORM, KEEP
    OR OBSERVE ANY TERMS, PROVISIONS, CONDITIONS, OR AGREEMENTS CONTAINED IN THE MORTGAGES AND THE SAME SHALL CONTINUE FOR A PERIOD OF FIFTEEN (15) DAYS;

                              8.4 IF THERE IS A MATERIAL IMPAIRMENT OF THE
    PROSPECT OF REPAYMENT OF ANY PORTION OF THE OBLIGATIONS OWING TO FOOTHILL OR A MATERIAL IMPAIRMENT OF THE VALUE OR PRIORITY OF FOOTHILL'S SECURITY INTERESTS IN THE COLLATERAL;

                              8.5 IF ANY MATERIAL PORTION OF BORROWER'S
    PROPERTIES OR ASSETS IS ATTACHED, SEIZED, SUBJECTED TO A WRIT OR DISTRESS WARRANT, OR IS LEVIED UPON, OR COMES INTO THE POSSESSION OF ANY THIRD PERSON AND ANY SUCH ACTION IS NOT SATISFACTORILY STAYED, VACATED OR SET ASIDE WITHIN SIXTY (60) DAYS OF SUCH ACTION;

                              8.6 IF AN INSOLVENCY PROCEEDING IS COMMENCED BY
    BORROWER;

                              8.7 IF AN INSOLVENCY PROCEEDING IS COMMENCED
    AGAINST BORROWER AND ANY OF THE FOLLOWING EVENTS OCCUR: (A) BORROWER CONSENTS TO THE INSTITUTION OF THE INSOLVENCY PROCEEDING AGAINST IT; (B) THE PETITION COMMENCING THE INSOLVENCY PROCEEDING IS NOT TIMELY CONTROVERTED;
    (C) THE PETITION COMMENCING THE INSOLVENCY PROCEEDING IS NOT DISMISSED WITHIN SIXTY (60) CALENDAR DAYS OF THE DATE OF THE FILING THEREOF; PROVIDED, HOWEVER, THAT, DURING THE PENDENCY OF SUCH PERIOD, FOOTHILL SHALL BE RELIEVED OF ITS OBLIGA TION TO MAKE ADDITIONAL ADVANCES HEREUNDER; (D) AN INTERIM TRUSTEE IS APPOINTED TO TAKE POSSESSION OF ALL OR A SUBSTANTIAL PORTION OF THE PROPERTIES OR ASSETS OF, OR TO OPERATE ALL OR ANY SUBSTANTIAL PORTION OF THE BUSINESS OF, BORROWERAND SUCH APPOINTMENT IS NOT

    VACATED WITHIN SIXTY (60) DAYS AFTER SUCH APPOINTMENT; OR (E) AN ORDER FOR RELIEF SHALL HAVE BEEN ISSUED OR ENTERED THEREIN;

                              8.8 IF BORROWER IS ENJOINED, RESTRAINED, OR IN ANY
    WAY PREVENTED BY COURT ORDER FROM CONTINUING TO CONDUCT ALL OR ANY MATERIAL PART OF ITS BUSINESS AFFAIRS;

                              8.9 IF A NOTICE OF LIEN, LEVY, OR ASSESSMENT IS
    FILED OF RECORD WITH RESPECT TO ANY OF BORROWER'S PROPERTIES OR ASSETS BY THE UNITED STATES GOVERNMENT, OR ANY DEPARTMENT, AGENCY, OR INSTRUMENTALITY THEREOF, OR BY ANY STATE, COUNTY, MUNICIPAL, OR GOVERNMENTAL AGENCY, OR IF ANY TAXES OR DEBTS OWING AT ANY TIME HEREAFTER TO ANY ONE OR MORE OF SUCH ENTITIES BECOMES A LIEN, WHETHER CHOATE OR OTHERWISE, UPON ANY OF BORROWER'S PROPERTIES OR ASSETS; PROVIDED, THE SAME IS NOT PAID ON THE PAYMENT DATE THEREOF OR BONDED AGAINST AND DILIGENTLY CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS;

                              8.10 IF A JUDGMENT OR OTHER CLAIM BECOMES A LIEN
    OR ENCUMBRANCE UPON ANY MATERIAL PORTION OF BORROWER'S PROPERTIES OR ASSETS; PROVIDED, THE SAME IS NOT PAID ON THE PAYMENT DATE THEREOF OR BONDED AGAINST AND DILIGENTLY CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS;

                              8.11 IF THERE IS A DEFAULT IN ANY AGREEMENT
    CONCERNING MORE THAN FIVE HUNDRED THOUSAND DOLLARS ($500,000) TO WHICH BORROWER IS A PARTY WITH ONE OR MORE THIRD PERSONS RESULTING IN A RIGHT BY SUCH THIRD PERSONS, TO ACCELERATE THE MATURITY OF BORROWER'S OBLIGATIONS THEREUNDER AND THE SAME IS NOT WAIVED WITHIN FIFTEEN (15) DAYS OF THE EXPIRATION OF APPLICABLE CURE PERIODS, IF ANY;

                              8.12 IF BORROWER MAKES ANY MATERIAL PAYMENT ON
    ACCOUNT OF INDEBTEDNESS THAT HAS BEEN CONTRACTUALLY SUBORDINATED IN RIGHT OF PAYMENT TO THE PAYMENT OF THE OBLIGATIONS, EXCEPT TO THE EXTENT SUCH PAYMENT IS PERMITTED BY THE TERMS OF THE SUBORDINATION PROVISIONS APPLICABLE TO SUCH INDEBTEDNESS;

                              8.13 IF ANY MATERIAL MISSTATEMENT OR
    MISREPRESENTATION EXISTS NOW OR HEREAFTER IN ANY WARRANTY, REPRESENTATION, STATEMENT, OR REPORT MADE TO FOOTHILL BY BORROWER OR ANY OFFICER, EMPLOYEE, AGENT, OR DIRECTOR OF BORROWER, OR IF ANY SUCH WARRANTY OR REPRESENTATION IS WITHDRAWN;

                              8.14 IF THE OBLIGATION OF ANY GUARANTOR OR OTHER
    THIRD PERSON UNDER ANY LOAN DOCUMENT IS LIMITED IN ANY MATERIAL RESPECT OR TERMINATED BY OPERATION OF LAW, OR TERMINATED OR PURPORTED TO BE TERMINATED BY THE GUARANTOR OR OTHER THIRD PERSON THEREUNDER, OR ANY SUCH GUARANTOR OR OTHER THIRD PERSON BECOMES THE SUBJECT OF AN INSOLVENCY PROCEEDING AND THE PETITION COMMENCING THE SAME IS NOT DISMISSED WITHIN SIXTY (60) DAYS OF ITS FILING; OR

                              8.15 (A) WITH RESPECT TO ANY PLAN, THE OCCURRENCE
    OF ANY OF THE FOLLOWING WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION OF BORROWER: (I) THE VIOLATION OF ANY OF THE PROVISIONS OF ERISA; (II) THE LOSS BY A PLAN INTENDED TO BE A QUALIFIED PLAN OF ITS QUALIFICATION UNDER SECTION 401(A) OF THE IRC; (III) THE INCURRENCE OF LIABILITY UNDER TITLE IV OF ERISA; (IV) A FAILURE TO MAKE FULL PAYMENT WHEN DUE OF ALL AMOUNTS WHICH, UNDER THE PROVISIONS OF ANY PLAN OR APPLICABLE LAW, BORROWER OR ANY ERISA AFFILIATE IS REQUIRED TO MAKE; (V) THE FILING OF A NOTICE OF INTENT TO TERMINATE A PLAN UNDER SECTIONS 4041 OR 4041A OF ERISA; (VI) A COMPLETE OR PARTIAL WITHDRAWAL OF BORROWER OR AN ERISA AFFILIATE FROM ANY PLAN; (VII) THE RECEIPT OF A NOTICE BY THE PLAN ADMINISTRATOR OF A PLAN THAT THE PBGC HAS INSTITUTED PROCEEDINGS TO TERMINATE SUCH PLAN OR APPOINT A TRUSTEE TO ADMINISTER SUCH PLAN; (VIII) A COMMENCEMENT OR INCREASE OF CONTRIBUTIONS TO, OR THE ADOPTION OF OR THE AMENDMENT OF, A PLAN; AND (IX) THE ASSESSMENT AGAINST BORROWER OR ANY ERISA AFFILIATE OF A TAX UNDER SECTION 4980B OF THE IRC.

                                   (B) THE UNFUNDED BENEFIT LIABILITY OF ALL OF
    THE PLANS OF BORROWER AND ITS ERISA AFFILIATES SHALL, IN THE AGGREGATE, EXCEED $15,000.

                              8.16 (A) IF THERE SHALL OCCUR DURING ANY
    CONSECUTIVE TWELVE MONTH PERIOD, ONE OR MORE UNINSURED LOSSES, THEFTS, DAMAGE OR DESTRUCTION OF THE REAL PROPERTY, OR ANY PART THEREOF, HAVING AN AGGREGATE VALUE IN EXCESS OF THREE MILLION DOLLARS ($3,000,000); OR

                              (B) IF AN EVENT OF DEFAULT SHALL OCCUR UNDER ANY
    MORTGAGE ON THE REAL PROPERTY, IF ANY.

                              DURING ANY PERIOD IN WHICH THERE IS A DEFAULT
    (INCLUDING DURING THE GRACE PERIODS SET FORTH ABOVE), FOOTHILL SHALL HAVE NO OBLIGATION TO ADVANCE FUNDS TO BORROWER UNTIL SUCH TIME AS ALL DEFAULTS ARE CURED.

                      9.      FOOTHILL'S RIGHTS AND REMEDIES.

                              9.1 RIGHTS AND REMEDIES. IN ADDITION TO THE
    REMEDIES SET FORTH IN THE MORTGAGE, UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT FOOTHILL MAY, AT ITS ELECTION, WITHOUT NOTICE OF ITS ELECTION AND WITHOUT DEMAND, DO ANY ONE OR MORE OF THE FOLLOWING, ALL OF WHICH ARE AUTHORIZED BY BORROWER:

                                   (A) DECLARE ALL OBLIGATIONS, WHETHER
    EVIDENCED BY THIS AGREEMENT, BY ANY OF THE OTHER LOAN DOCUMENTS, OR OTHERWISE, IMMEDIATELY DUE AND PAYABLE;

                                   (B) CEASE ADVANCING MONEY OR EXTENDING CREDIT
    TO OR FOR THE BENEFIT OF BORROWER UNDER THIS AGREEMENT, UNDER ANY OF THE LOAN DOCUMENTS, OR UNDER ANY OTHER AGREEMENT BETWEEN BORROWER AND FOOTHILL;

                                   (C) TERMINATE THIS AGREEMENT AND ANY OF THE
    OTHER LOAN DOCUMENTS AS TO ANY FUTURE LIABILITY OR OBLIGATION OF FOOTHILL, BUT WITHOUT AFFECTING FOOTHILL'S RIGHTS AND SECURITY INTERESTS IN THE COLLATERAL AND WITHOUT AFFECTING THE OBLIGATIONS;

                                   (D) WITHOUT NOTICE TO OR DEMAND UPON BORROWER
    OR ANY GUARANTOR, MAKE SUCH PAYMENTS AND DO SUCH ACTS AS FOOTHILL CONSIDERS NECESSARY OR REASONABLE TO PROTECT ITS SECURITY INTERESTS IN THE COLLATERAL. BORROWER AUTHORIZES FOOTHILL TO PAY, PURCHASE, CONTEST, OR COMPROMISE ANY ENCUMBRANCE, CHARGE, OR LIEN THAT IN FOOTHILL'S DETERMINATION APPEARS TO CONFLICT WITH ITS SECURITY INTERESTS AND TO PAY ALL EXPENSES INCURRED IN CONNECTION THEREWITH;

                                   (E) WITHOUT NOTICE TO BORROWER (SUCH NOTICE
    BEING EXPRESSLY WAIVED), AND WITHOUT CONSTITUTING A RETENTION OF ANY COLLATERAL IN SATISFACTION OF AN OBLIGATION (WITHIN THE MEANING OF SECTION 9505 OF THE CODE), SET OFF AND APPLY TO THE OBLIGATIONS ANY AND ALL (I) BALANCES AND DEPOSITS OF BORROWER HELD BY FOOTHILL, EXCEPT THOSE SENT AND RECEIVED IN ERROR (INCLUDING ANY AMOUNTS RECEIVED IN THE LOCK BOXES), OR
    (II) INDEBTEDNESS AT ANY TIME OWING TO OR FOR THE CREDIT OR THE ACCOUNT OF BORROWER HELD BY FOOTHILL;

                                   (F) HOLD, AS CASH COLLATERAL, ANY AND ALL
    BALANCES AND DEPOSITS OF BORROWER HELD BY FOOTHILL, EXCEPT THAT SENT AND RECEIVED IN ERROR, AND ANY AMOUNTS RECEIVED IN THE LOCK BOXES, TO SECURE THE FULL AND FINAL REPAYMENT OF ALL OF THE OBLIGATIONS;

                                   (G) SHIP, RECLAIM, RECOVER, STORE, FINISH,
    MAINTAIN, REPAIR, PREPARE FOR SALE, ADVERTISE FOR SALE, AND SELL (IN THE MANNER PROVIDED FOR HEREIN) THE COLLATERAL. FOOTHILL IS HEREBY GRANTED A LICENSE OR OTHER RIGHT TO USE, WITHOUT CHARGE, BORROWER'S LABELS, PATENTS, COPYRIGHTS, RIGHTS OF USE OF ANY NAME, TRADE SECRETS, TRADE NAMES, TRADEMARKS, SERVICE MARKS, AND ADVERTISING MATTER, OR ANY PROPERTY OF A SIMILAR NATURE, AS IT PERTAINS TO THE COLLATERAL, IN COMPLETING PRODUCTION OF, ADVERTISING FOR SALE, AND SELLING ANY COLLATERAL AND BORROWER'S RIGHTS UNDER ALL LICENSES AND ALL FRANCHISE AGREEMENTS SHALL INURE TO FOOTHILL'S BENEFIT;

                                   (H) SELL THE COLLATERAL AT EITHER A PUBLIC OR
    PRIVATE SALE, OR BOTH, BY WAY OF ONE OR MORE CONTRACTS OR TRANSACTIONS, FOR CASH OR ON TERMS, IN SUCH MANNER AND AT SUCH PLACES (INCLUDING BORROWER'S PREMISES) AS FOOTHILL DETERMINES IS COMMERCIALLY REASONABLE. IT IS NOT NECESSARY THAT THE COLLATERAL BE PRESENT AT ANY SUCH SALE;

                                   (I) FOOTHILL SHALL GIVE NOTICE OF THE
    DISPOSITION OF THE COLLATERAL AS FOLLOWS:

                                       (1) FOOTHILL SHALL GIVE BORROWER AND EACH
    HOLDER OF A SECURITY INTEREST IN THE COLLATERAL WHO HAS FILED WITH FOOTHILL A WRITTEN REQUEST FOR NOTICE, A NOTICE IN WRITING OF THE TIME AND PLACE OF PUBLIC SALE, OR, IF THE SALE IS A PRIVATE SALE OR SOME OTHER DISPOSITION OTHER THAN A PUBLIC SALE IS TO BE MADE OF THE COLLATERAL, THEN THE TIME ON OR AFTER WHICH THE PRIVATE SALE OR OTHER DISPOSITION IS TO BE MADE;

                                       (2) THE NOTICE SHALL BE PERSONALLY
    DELIVERED OR MAILED, POSTAGE PREPAID, TO BORROWER AS PROVIDED IN SECTION 12, AT LEAST TEN (10) BUSINESS DAYS BEFORE THE DATE FIXED FOR THE SALE, OR AT LEAST TEN (10) BUSINESS DAYS BEFORE THE DATE ON OR AFTER WHICH THE PRIVATE SALE OR OTHER DISPOSITION IS TO BE MADE; NO NOTICE NEEDS TO BE GIVEN PRIOR TO THE DISPOSITION OF ANY PORTION OF THE COLLATERAL THAT IS PERISHABLE OR THREATENS TO DECLINE SPEEDILY IN VALUE OR THAT IS OF A TYPE CUSTOMARILY SOLD ON A RECOGNIZED MARKET. NOTICE TO PERSONS OTHER THAN BORROWER CLAIMING AN INTEREST IN THE COLLATERAL SHALL BE SENT TO SUCH ADDRESSES AS THEY HAVE FURNISHED TO FOOTHILL;

                                       (3) IF THE SALE IS TO BE A PUBLIC SALE,
    FOOTHILL ALSO SHALL GIVE NOTICE OF THE TIME AND PLACE BY PUBLISHING A NOTICE ONE TIME AT LEAST TEN (10) BUSINESS DAYS BEFORE THE DATE OF THE SALE IN A NEWSPAPER OF GENERAL CIRCULATION IN THE COUNTY IN WHICH THE SALE IS TO BE HELD;

                              (J) FOOTHILL MAY CREDIT BID AND PURCHASE AT ANY
    PUBLIC SALE;

    AND

                              (K) ANY DEFICIENCY THAT EXISTS AFTER DISPOSITION
    OF THE COLLATERAL AS PROVIDED ABOVE WILL BE PAID IMMEDIATELY BY BORROWER. ANY EXCESS WILL BE RETURNED, WITHOUT INTEREST AND SUBJECT TO THE RIGHTS OF THIRD PERSONS, BY FOOTHILL TO BORROWER.

                          9.2 REMEDIES CUMULATIVE. FOOTHILL'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT, THE LOAN DOCUMENTS, AND ALL OTHER AGREEMENTS SHALL BE CUMULATIVE. FOOTHILL SHALL HAVE ALL OTHER RIGHTS AND REMEDIES NOT INCONSISTENT HEREWITH AS PROVIDED UNDER THE CODE, BY LAW, OR IN EQUITY. NO EXERCISE BY FOOTHILL OF ONE RIGHT OR REMEDY SHALL BE DEEMED AN ELECTION, AND NO WAIVER BY FOOTHILL OF ANY EVENT OF DEFAULT SHALL BE DEEMED A CONTINUING WAIVER. NO DELAY BY FOOTHILL SHALL CONSTITUTE A WAIVER, ELECTION, OR ACQUIESCENCE BY IT.

                          9.3 FORECLOSURE NOT A DISCHARGE. FORECLOSURE SHALL NOT OPERATE AS A DISCHARGE TO BORROWER'S OBLIGATIONS TO FOOTHILL AS TO HAZARDOUS MATERIALS AND THE INDEMNITY PROVISIONS IN SECTION 11 HEREOF; AND IN THE EVENT BORROWER TENDERS A DEED IN LIEU OF FORECLOSURE FOR ALL OR PART OF THE REAL PROPERTY, BORROWER SHALL DELIVER SUCH PROPERTY TO FOOTHILL (OR ITS DESIGNEE) FREE OF ANY AND ALL HAZARDOUS MATERIALS. THE INDEMNITY PROVISIONS IN SECTION 11 HEREOF SHALL NOT BE DISCHARGED OR AFFECTED IN ANY WAY BY FORECLOSURE OR BY FOOTHILL'S ACCEPTANCE OF A DEED IN LIEU THEREOF, AND THE SAME SHALL CONTINUE FOR A PERIOD EQUAL TO THE LONGEST LIVING CHILD BORN IN LOS ANGELES COUNTY ON JANUARY 1, 1993, PLUS TWENTY-ONE (21) YEARS.

                      10.     TAXES AND EXPENSES REGARDING THE COLLATERAL.

                              IF BORROWER FAILS TO PAY ANY MONIES (WHETHER
    TAXES, RENTS, ASSESSMENTS, INSURANCE PREMIUMS, OR OTHERWISE) DUE TO THIRD PERSONS, OR FAILS TO MAKE ANY DEPOSITS OR FURNISH ANY REQUIRED PROOF OF PAYMENT OR DEPOSIT, ALL AS REQUIRED UNDER THE TERMS OF THIS AGREEMENT, THEN, TO THE EXTENT THAT FOOTHILL DETERMINES THAT SUCH FAILURE BY BORROWER COULD HAVE A MATERIAL ADVERSE EFFECT ON FOOTHILL'S INTERESTS IN THE COLLATERAL, IN ITS DISCRETION AND WITHOUT PRIOR NOTICE TO BORROWER, FOOTHILL MAY DO ANY OR ALL OF THE FOLLOWING: (A) MAKE PAYMENT OF THE SAME OR ANY PART THEREOF; (B) SET UP SUCH RESERVES IN BORROWER'S LOAN ACCOUNT AS FOOTHILL DEEMS NECESSARY TO PROTECT FOOTHILL FROM THE EXPOSURE CREATED BY SUCH FAILURE; OR (C) OBTAIN AND MAINTAIN INSURANCE POLICIES OF THE TYPE DESCRIBED IN SECTION 6.7, AND TAKE ANY ACTION WITH RESPECT TO SUCH POLICIES AS FOOTHILL DEEMS PRUDENT. ANY SUCH AMOUNTS PAID BY FOOTHILL SHALL CONSTITUTE FOOTHILL EXPENSES. ANY SUCH PAYMENTS MADE BY FOOTHILL SHALL NOT CONSTITUTE AN AGREEMENT BY FOOTHILL TO MAKE SIMILAR PAYMENTS IN THE FUTURE OR A WAIVER BY FOOTHILL OF ANY EVENT OF DEFAULT UNDER THIS AGREEMENT. FOOTHILL NEED NOT INQUIRE AS TO, OR CONTEST THE VALIDITY OF, ANY SUCH EXPENSE, TAX, SECURITY INTEREST, ENCUMBRANCE, OR LIEN AND THE RECEIPT OF THE USUAL OFFICIAL NOTICE FOR THE PAYMENT THEREOF SHALL BE CONCLUSIVE EVIDENCE THAT THE SAME WAS VALIDLY DUE AND OWING.

                      11.     WAIVERS; INDEMNIFICATION.

                              11.1 DEMAND; PROTEST; ETC. BORROWER WAIVES DEMAND,
    PROTEST, NOTICE OF PROTEST, NOTICE OF DEFAULT OR DISHONOR, NOTICE OF PAYMENT AND NONPAYMENT, NOTICE OF ANY DEFAULT, NONPAYMENT AT MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION, OR RENEWAL OF ACCOUNTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, AND GUARANTEES AT ANY TIME HELD BY FOOTHILL ON WHICH BORROWER MAY IN ANY WAY BE LIABLE.

                              11.2 FOOTHILL'S LIABILITY FOR COLLATERAL. SO LONG
    AS FOOTHILL COMPLIES WITH ITS OBLIGATIONS, IF ANY, UNDER SECTION 9207 OF THE CODE, FOOTHILL SHALL NOT IN ANY WAY OR MANNER BE LIABLE OR RESPONSIBLE FOR:
    (A) THE SAFEKEEPING OF THE COLLATERAL HELD BY CUSTODIAN; OR (B) ANY ACT OR DEFAULT OF ANY CARRIER, WAREHOUSEMAN, BAILEE, FORWARDING AGENCY, OR OTHER PERSON. ALL RISK OF LOSS, DAMAGE, OR DESTRUCTION OF THE COLLATERAL, OTHER THAN THOSE CAUSED BY FOOTHILL'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, SHALL BE BORNE BY BORROWER.

                              11.3 INDEMNIFICATION. BORROWER AGREES TO DEFEND,
    INDEMNIFY, SAVE, AND HOLD ANY INDEMNIFIED PERSON HARMLESS (UNLESS THE SAME RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON) AGAINST: (A) ALL OBLIGATIONS, DEMANDS, CLAIMS, AND LIABILITIES CLAIMED OR ASSERTED BY ANY OTHER PERSON ARISING OUT OF OR RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND
    (B) ALL LOSSES, AND (C) ALL LOSSES (INCLUDING ATTORNEYS' FEES) SUFFERED OR INCURRED BY ANY INDEMNIFIED PERSON, WHETHER AS A HOLDER OF SECURITY INTERESTS IN REAL PROPERTY, AS MORTGAGEE IN POSSESSION, OR AS SUCCESSOR IN INTEREST TO BORROWER AS OWNER OF THE REAL

    PROPERTY BY VIRTUE OF FORECLOSURE OR ACCEPTANCE OF A DEED OR OTHER TRANSACTION IN LIEU OF FORECLOSURE, OR AFTER PARTIAL OR TOTAL RECONVEYANCE OF THE MORTGAGE, ARISING FROM, IN RESPECT OF, AS A CONSEQUENCE OF (WHETHER FORESEEABLE OR UNFORESEEABLE) OR IN CONNECTION WITH ANY SPILL OR WITH THE PRESENT USE, STORAGE, DISPOSAL, GENERATION, TRANSPORTATION OR TREATMENT OF ANY HAZARDOUS MATERIALS AT, UNDER OR RELATED TO THE REAL PROPERTY WHETHER OR NOT ORIGINATING OR EMANATING FROM THE REAL PROPERTY. THIS PROVISION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

                      12.     NOTICES.

                              UNLESS OTHERWISE PROVIDED IN THIS AGREEMENT, ALL
    NOTICES OR DEMANDS BY ANY PARTY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE IN WRITING AND (EXCEPT FOR FINANCIAL STATEMENTS AND OTHER INFORMATIONAL DOCUMENTS WHICH MAY BE SENT BY FIRST-CLASS MAIL, POSTAGE PREPAID) SHALL BE PERSONALLY DELIVERED OR SENT BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, OR BY PREPAID TELEX, TWX, TELEFACSIMILE, OR TELEGRAM (WITH MESSENGER DELIVERY SPECIFIED) TO BORROWER OR TO FOOTHILL, AS THE CASE MAY BE, AT ITS ADDRESS SET FORTH BELOW:

             IF TO BORROWER:           BLUEGREEN CORPORATION
                                       5295 TOWN CENTER ROAD
                                       SUITE 400
                                       BOCA RATON, FLORIDA 33486
                                       ATTN.: JOHN CHISTE

             IF TO FOOTHILL:           FOOTHILL CAPITAL CORPORATION
                                       11111 SANTA MONICA BOULEVARD
                                       SUITE 1500
                                       LOS ANGELES, CALIFORNIA 90025-3333
                                       ATTN.: BUSINESS FINANCE DIVISION
                                              MANAGER

                              THE PARTIES HERETO MAY CHANGE THE ADDRESS AT WHICH
    THEY ARE TO RECEIVE NOTICES HEREUNDER, BY NOTICE IN WRITING IN THE FOREGOING MANNER GIVEN TO THE OTHER. ALL NOTICES OR DEMANDS SENT IN ACCORDANCE WITH THIS SECTION 12, OTHER THAN NOTICES BY FOOTHILL IN CONNECTION WITH SECTIONS 9504 OR 9505 OF THE CODE, SHALL BE DEEMED RECEIVED ON THE EARLIER OF THE DATE OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE DEPOSIT THEREOF IN THE MAIL. BORROWER ACKNOWLEDGES AND AGREES THAT NOTICES SENT BY FOOTHILL IN CONNECTION WITH SECTIONS 9504 OR 9505 OF THE CODE SHALL BE DEEMED SENT WHEN DEPOSITED IN THE MAIL OR TRANSMITTED BY TELEFACSIMILE OR OTHER SIMILAR METHOD SET FORTH ABOVE.

                      13.     CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

                              THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION,
    INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES

    HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF BORROWER AND FOOTHILL WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13. BORROWER AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND FOOTHILL REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                      14.     DESTRUCTION OF BORROWER'S DOCUMENTS.

                              ALL DOCUMENTS, SCHEDULES, INVOICES, AGINGS, OR
    OTHER PAPERS DELIVERED TO FOOTHILL MAY BE DESTROYED OR OTHERWISE DISPOSED OF BY FOOTHILL FOUR (4) MONTHS AFTER THEY ARE DELIVERED TO OR RECEIVED BY FOOTHILL, UNLESS BORROWER REQUESTS, IN WRITING, THE RETURN OF SAID DOCUMENTS, SCHEDULES, OR OTHER PAPERS AND MAKES ARRANGEMENTS, AT BORROWER'S EXPENSE, FOR THEIR RETURN. THE FOREGOING NOTWITHSTANDING, FOOTHILL SHALL NOT DESTROY ANY OF THE PLEDGED NOTES. UPON SATISFACTION OF THE OBLIGATIONS, FOOTHILL SHALL RETURN TO BORROWER ALL OF THE COLLATERAL THEN IN ITS OR CUSTODIAN'S POSSESSION.

                      15.     GENERAL PROVISIONS.

                              15.1 EFFECTIVENESS. THIS AGREEMENT SHALL BE
    BINDING AND DEEMED EFFECTIVE WHEN EXECUTED BY BORROWER AND FOOTHILL.

                              15.2 SUCCESSORS AND ASSIGNS. THIS AGREEMENT SHALL
    BIND AND INURE TO THE BENEFIT OF THE RESPECTIVE SUCCESSORS AND ASSIGNS OF EACH OF THE PARTIES; PROVIDED, HOWEVER, THAT BORROWER MAY NOT ASSIGN THIS AGREEMENT OR ANY RIGHTS OR DUTIES HEREUNDER

    WITHOUT FOOTHILL'S PRIOR WRITTEN CONSENT AND ANY PROHIBITED ASSIGNMENT SHALL BE ABSOLUTELY VOID. NO CONSENT TO AN ASSIGNMENT BY FOOTHILL SHALL RELEASE BORROWER FROM ITS OBLIGATIONS. FOOTHILL MAY ASSIGN THIS AGREEMENT AND ITS RIGHTS AND DUTIES HEREUNDER AND NO CONSENT OR APPROVAL BY BORROWER IS REQUIRED IN CONNECTION WITH ANY SUCH ASSIGNMENT; PROVIDED, HOWEVER, THAT FOOTHILL SHALL BE RESPONSIBLE FOR ANY COSTS ASSOCIATED THEREWITH. FOOTHILL RESERVES THE RIGHT TO SELL, ASSIGN, TRANSFER, NEGOTIATE, OR GRANT PARTICIPATIONS IN ALL OR ANY PART OF, OR ANY INTEREST IN FOOTHILL'S RIGHTS AND BENEFITS HEREUNDER. IN CONNECTION WITH ANY SUCH ASSIGNMENT OR PARTICIPATION, FOOTHILL MAY DISCLOSE ALL DOCUMENTS AND INFORMATION WHICH FOOTHILL NOW OR HEREAFTER MAY HAVE RELATING TO BORROWER OR BORROWER'S BUSINESS. TO THE EXTENT THAT FOOTHILL ASSIGNS ITS RIGHTS AND OBLIGATIONS HEREUNDER TO A THIRD PERSON, FOOTHILL SHALL THEREAFTER BE RELEASED FROM SUCH ASSIGNED OBLIGATIONS TO BORROWER AND SUCH ASSIGNMENT SHALL EFFECT A NOVATION BETWEEN BORROWER AND SUCH THIRD PERSON. SHOULD FOOTHILL ASSIGN ALL OF ITS RIGHTS AND OBLIGATIONS HEREUNDER TO A THIRD PARTY, THEN FOOTHILL SHALL REFUND A PRORATED PORTION OF THE CLOSING FEE SET FORTH IN SECTION 2.7(A), PRORATED ON THE BASIS OF THE NUMBER OF DAYS REMAINING UNTIL THE SCHEDULED END OF THIS AGREEMENT AS THE NUMERATOR AND THE TOTAL NUMBER OF DAYS FROM THE EFFECTIVE DATE TO THE SCHEDULED END OF THIS AGREEMENT BEING THE DENOMINATOR, WITH SUCH FRACTION BEING THE PORTION OF THE CLOSING FEE REFUNDED.

                              15.3 SECTION HEADINGS. HEADINGS AND NUMBERS HAVE
    BEEN SET FORTH HEREIN FOR CONVENIENCE ONLY. UNLESS THE CONTRARY IS COMPELLED BY THE CONTEXT, EVERYTHING CONTAINED IN EACH SECTION APPLIES EQUALLY TO THIS ENTIRE AGREEMENT.

                              15.4 INTERPRETATION. NEITHER THIS AGREEMENT NOR
    ANY UNCERTAINTY OR AMBIGUITY HEREIN SHALL BE CONSTRUED OR RESOLVED AGAINST FOOTHILL OR BORROWER, WHETHER UNDER ANY RULE OF CONSTRUCTION OR OTHERWISE. ON THE CONTRARY, THIS AGREEMENT HAS BEEN REVIEWED BY ALL PARTIES AND SHALL BE CONSTRUED AND INTERPRETED ACCORDING TO THE ORDINARY MEANING OF THE WORDS USED SO AS TO FAIRLY ACCOMPLISH THE PURPOSES AND INTENTIONS OF ALL PARTIES HERETO.

                              15.5 SEVERABILITY OF PROVISIONS. EACH PROVISION OF
    THIS AGREEMENT SHALL BE SEVERABLE FROM EVERY OTHER PROVISION OF THIS AGREEMENT FOR THE PURPOSE OF DETERMINING THE LEGAL ENFORCEABILITY OF ANY SPECIFIC PROVISION.

                              15.6 AMENDMENTS IN WRITING. THIS AGREEMENT CANNOT
    BE CHANGED OR TERMINATED ORALLY. ALL PRIOR AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS, WARRANTIES, AND NEGOTIATIONS, IF ANY, ARE MERGED INTO THIS AGREEMENT.

                              15.7 COUNTERPARTS; TELEFACSIMILE EXECUTION. THIS
    AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS AND BY DIFFERENT PARTIES ON SEPARATE COUNTERPARTS, EACH OF WHICH, WHEN EXECUTED AND DELIVERED, SHALL BE DEEMED TO BE AN ORIGINAL, AND ALL OF WHICH, WHEN TAKEN TOGETHER, SHALL CONSTITUTE BUT ONE AND THE SAME AGREEMENT. DELIVERY OF AN EXECUTED COUNTERPART OF THIS AGREEMENT BY TELEFACSIMILE SHALL BE EQUALLY AS EFFECTIVE AS DELIVERY OF A MANUALLY EXECUTED COUNTERPART OF THIS AGREEMENT. ANY PARTY DELIVERING AN EXECUTED COUNTERPART OF THIS AGREEMENT BY TELEFACSIMILE ALSO

    SHALL DELIVER A MANUALLY EXECUTED COUNTERPART OF THIS AGREEMENT BUT THE FAILURE TO DELIVER A MANUALLY EXECUTED COUNTERPART SHALL NOT AFFECT THE VALIDITY, ENFORCEABILITY, AND BINDING EFFECT OF THIS AGREEMENT.

                              15.8 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. IF
    THE INCURRENCE OR PAYMENT OF THE OBLIGATIONS BY BORROWER OR ANY GUARANTOR OF THE OBLIGATIONS OR THE TRANSFER BY EITHER OR BOTH OF SUCH PARTIES TO FOOTHILL OF ANY PROPERTY OF EITHER OR BOTH OF SUCH PARTIES SHOULD FOR ANY REASON SUBSEQUENTLY BE DECLARED TO BE VOID OR VOIDABLE UNDER ANY STATE OR FEDERAL LAW RELATING TO CREDITORS' RIGHTS, INCLUDING PROVISIONS OF THE BANKRUPTCY CODE RELATING TO FRAUDULENT CONVEYANCES, PREFERENCES, AND OTHER VOIDABLE OR RECOVERABLE PAYMENTS OF MONEY OR TRANSFERS OF PROPERTY (COLLECTIVELY, A "VOIDABLE TRANSFER"), AND IF FOOTHILL IS REQUIRED TO REPAY OR RESTORE, IN WHOLE OR IN PART, ANY SUCH VOIDABLE TRANSFER, OR ELECTS TO DO SO UPON THE REASONABLE ADVICE OF ITS COUNSEL, THEN, AS TO ANY SUCH VOIDABLE TRANSFER, OR THE AMOUNT THEREOF THAT FOOTHILL IS REQUIRED OR ELECTS TO REPAY OR RESTORE, AND AS TO ALL REASONABLE COSTS, EXPENSES, AND ATTORNEYS FEES OF FOOTHILL RELATED THERETO, THE LIABILITY OF BORROWER OR SUCH GUARANTOR AUTOMATICALLY SHALL BE REVIVED, REINSTATED, AND RESTORED AND SHALL EXIST AS THOUGH SUCH VOIDABLE TRANSFER HAD NEVER BEEN MADE.

                              15.9 TITLE POLICY ENDORSEMENTS. THE PROVISIONS OF
    SECTIONS 4.3(A) AND 6.14(B) NOTWITHSTANDING, BORROWER SHALL HAVE THE RIGHT, ON A PROJECT BY PROJECT BASIS, TO CHOOSE THE FOLLOWING ALTERNATIVE TO PROVIDING THE CLTA FORM 104 ENDORSEMENTS CALLED FOR THEREIN. BORROWER MUST MAKE SUCH ELECTION PRIOR TO ANY SINGLE RELEASE FOR SUCH PROJECT.

                              IN LIEU OF PROVIDING THE CLTA FORM 104 ENDORSEMENT
    CONCURRENTLY WITH THE RELEASE, BORROWER MAY ELECT INSTEAD TO PROVIDE CONTINUING QUARTERLY EVIDENCE, IN FORM AND SUBSTANCE SATISFACTORY TO FOOTHILL, OF THE CONTINUED VALIDITY AND PRIORITY OF FOOTHILL'S LIEN ON THE REMAINING PARCELS WITH SUCH PROJECT. THE FAILURE TO PROVIDE SUCH EVIDENCE, OR SHOULD THERE BE AN IMPAIRMENT OF LIEN, SHALL CONSTITUTE AN EVENT OF DEFAULT HEREUNDER.

                              15.10 INTEGRATION. THIS AGREEMENT, TOGETHER WITH
    THE OTHER LOAN DOCUMENTS, REFLECTS THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY AND SHALL NOT BE CONTRADICTED OR QUALIFIED BY ANY OTHER AGREEMENT, ORAL OR WRITTEN, WHETHER BEFORE OR AFTER THE DATE HEREOF.

                      IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE EXECUTED IN LOS ANGELES, CALIFORNIA.

                                       "FOOTHILL"

                                OTHILL CAPITAL CORPORATION,
                                   A CALIFORNIA CORPORATION



                                   BY
                                     -------------------------------------------
                                     TITLE:
                                           ------------------------------------



                                       "BORROWER"

                                   BLUEGREEN CORPORATION, F/K/A PATTEN
                                   CORPORATION, A MASSACHUSETTS CORPORATION



                                   BY
                                     -------------------------------------------
                                     TITLE:
                                           ------------------------------------

                                  SCHEDULE P-1

                                 PERMITTED LIENS

                                  SCHEDULE PN-A
                                  -------------

                            PLEDGED A NOTES STANDARDS

                      1. FOOTHILL HAS A VALID, DIRECT AND PERFECTED FIRST LIEN/SECURITY INTERESTS IN THE NOTE AND SECURITY THEREFORE AND AS A VALID AND PERFECTED FIRST PRIORITY RIGHT TO PAYMENTS ARISING THEREUNDER.

                      2. THE MAKER OF SUCH A NOTE IS NOT A DIRECTOR, OFFICER, THEIR AGENTS, EMPLOYEES OR CREDITORS, OR ANY RELATIVE OR AFFILIATE OF BORROWER OR THE FOREGOING.

                      3. BORROWER HAS RECEIVED FROM THE PURCHASER A MINIMUM CASH DOWN PAYMENT OF 10% OF THE TOTAL SALES PRICE, NO PART OF WHICH, TO BORROWER'S KNOWLEDGE, HAD BEEN ADVANCED OR LOANED TO SUCH PURCHASER OR BORROWER, DIRECTLY OR INDIRECTLY AND THE AVERAGE DOWN PAYMENT OF THE ENTIRE PORTFOLIO OF PLEDGED NOTES MUST BE AT LEAST 20%.

                      4. THE NOTES MUST PROVIDE FOR CONSECUTIVE BI-WEEKLY OR MONTHLY INSTALLMENTS OF PRINCIPAL AND INTEREST IN U.S. FUNDS OVER A TERM NOT EXCEEDING ONE HUNDRED EIGHTY (180) MONTHS FROM THE DATE OF ITS EXECUTION; PROVIDED, HOWEVER, THE AVERAGE REMAINING TERM OF THE ENTIRE PORTFOLIO OF PLEDGED NOTES IS NO GREATER THAN ONE HUNDRED TWENTY MONTHS (120).

                      5. THE PLEDGED NOTES MUST PROVIDE FOR AN INTEREST RATE OF AT LEAST EIGHT PERCENT (8%) PER ANNUM, IF FIXED, OR REFERENCE RATE PLUS TWO PERCENT (2%) IF VARIABLE, PROVIDED, HOWEVER, THAT THE BLENDED RATE OF INTEREST FOR THE ENTIRE PORTFOLIO OF PLEDGED NOTES SHALL NOT BE LESS THAN THE REFERENCE RATE PLUS ONE POINT FIVE (1.5%).

                      6. NOTES GENERATED BY PURCHASERS OF REAL PROPERTY IN NEW YORK, CONNECTICUT, RHODE ISLAND, VERMONT, NEW HAMPSHIRE, PENNSYLVANIA OR MAINE WHICH PROVIDE FOR AN INTEREST RATE DURING THE FIRST TWO YEARS OF PRIME PLUS TWO HUNDRED (200) BASIS POINTS, AND INTEREST THEREAFTER OF AT LEAST PRIME PLUS THREE HUNDRED AND FORTY (340) BASIS POINTS WILL BE ACCEPTABLE, IF ALL OTHER STANDARDS ARE MET.

                      7. FOOTHILL, IN ITS SOLE AND ABSOLUTE DISCRETION, MAY, FROM TIME TO TIME, REQUIRE THAT THE INSTRUMENT IS AT LEAST THIRTY DAYS AGED FROM THE DATE OF ITS EXECUTION, AND AT LEAST ONE MONTHLY INSTALLMENT PAYMENT HAS BEEN MADE.

                      8. THE MAKER OF THE PLEDGED NOTE IS ACCEPTABLE TO FOOTHILL FOR CREDIT PURPOSES IN ITS SOLE JUDGMENT; HAS OR WILL ACQUIRE MARKETABLE TITLE TO A PURCHASE PARCEL FROM BORROWER; AND HAS NOT PURCHASED MORE THAN FOUR PARCELS IN ANY PROJECT.

                      9. NO NOTE WILL BE DELINQUENT MORE THAN THIRTY-ONE (31) DAYS PAST ITS DUE DATE AT THE TIME OF THE ADVANCE.

                      10. THE NOTE AND THE MORTGAGE SECURING THE SAME ARE SATISFACTORY TO FOOTHILL AND VALIDLY ENFORCEABLE IN ACCORDANCE WITH THEIR TERMS; UPON THE OBLIGORS DEFAULT UNDER THE INSTRUMENT, SUBJECT ONLY TO NOTICE IN A REASONABLE GRACE PERIOD, PAYMENT OF THE BALANCE OF THE INDEBTEDNESS OWING UNDER THE NOTE MAY BE IMMEDIATELY ACCELERATED AND THE LIEN OF THE MORTGAGE SECURING THE SAME MAY BE FORECLOSED; THE NOTE MORTGAGE HAS BEEN RECORDED IN THE APPROPRIATE REAL ESTATE RECORDS WHERE THE PURCHASED PARCEL IS LOCATED; AND THE LIEN OF THE PURCHASE MORTGAGE IS SUBJECT ONLY TO PERMITTED ENCUMBRANCES AND COVENANTS, CONDITIONS, AND RESTRICTIONS, RIGHTS OF WAY AND OTHER MATTERS OF PUBLIC RECORD ACCEPTABLE TO LENDER IN THEIR SOLE JUDGMENT.

                      11. ALL LOT SITE IMPROVEMENTS, IF ANY, WHICH HAVE BEEN COVENANTED TO BE PROVIDED TO THE MAKER OF THE NOTE SHALL HAVE BEEN PROVIDED, COMPLETED, OR BONDED.

                      12. THE NOTE IN THE APPLICABLE SALES TRANSACTION COMPLIED WITH ALL APPLICABLE LAWS AND THE PURCHASER DOES NOT HAVE ANY RIGHT OF RESCISSION OR SETOFF, OR THE LIKE.

                      13. THE PLEDGED NOTES MUST BE FROM A DIVERSE GROUP OF PROPERTIES AND FROM A DIVERSE GEOGRAPHIC AREA. AT LEAST 90% OF THE PURCHASERS OR THE MAKERS OF THE NOTES MUST BE CITIZENS OF THE UNITED STATES OR OF CANADA.

                      14. ALL PLEDGED NOTES MUST BE PAYABLE IN UNITED STATES LEGAL TENDER.

                      15. NO SINGLE PLEDGED NOTE CAN BE OF A PRINCIPAL AMOUNT SUCH THAT THE ADVANCE MADE ON SUCH NOTE WOULD EXCEED ONE MILLION DOLLARS ($1,000,000).

                      16. NO SINGLE PLEDGED NOTE CAN BE OF A PRINCIPAL AMOUNT SUCH THAT THE ADVANCE MADE ON SUCH NOTE EQUALS OR EXCEEDS FIFTY PERCENT (50%) OF THE OUTSTANDING A LINE ADVANCES AND B LINE ADVANCES THEN OUTSTANDING, WITHOUT TAKING INTO EFFECT THE PROPOSED ADVANCE ON SUCH NOTE.

                      17. POLICIES OF TITLE INSURANCE, IN FORM REASONABLY SATISFACTORY TO FOOTHILL, SHALL BE DELIVERED TO FOOTHILL WITHIN SIXTY (60) DAYS OF DELIVERY OF EACH NOTE MORTGAGE.

                      18. FOR NOTES GENERATED BY AFFILIATES OF BORROWER, FOOTHILL SHALL BE SATISFIED WITH THE ASSIGNMENT DOCUMENTS TRANSFERRING SUCH NOTE TO BORROWER, AND THE CERTIFICATE SET FORTH IN SECTION 3.2(C) HEREOF.

                                  SCHEDULE PN-B
                                  -------------

                            PLEDGED B NOTES STANDARDS

                      1. FOOTHILL HAS A VALID, DIRECT AND PERFECTED FIRST LIEN/SECURITY INTERESTS IN THE NOTE AND SECURITY THEREFORE AND AS A VALID AND PERFECTED FIRST PRIORITY RIGHT TO PAYMENTS ARISING THEREUNDER.

                      2. THE MAKER OF SUCH A NOTE IS NOT A DIRECTOR, OFFICER, THEIR AGENTS, EMPLOYEES OR CREDITORS, OR ANY RELATIVE OR AFFILIATE OF BORROWER OR THE FOREGOING.

                      3. BORROWER HAS RECEIVED FROM THE PURCHASER A MINIMUM CASH DOWN PAYMENT OF 10% OF THE TOTAL SALES PRICE, NO PART OF WHICH, TO BORROWER'S KNOWLEDGE, HAD BEEN ADVANCED OR LOANED TO SUCH PURCHASER OR BORROWER, DIRECTLY OR INDIRECTLY AND THE AVERAGE DOWN PAYMENT OF THE ENTIRE PORTFOLIO OF PLEDGED NOTES MUST BE AT LEAST 20%.

                      4. THE PLEDGED NOTES MUST PROVIDE FOR AN INTEREST RATE OF AT LEAST EIGHT PERCENT (8%) PER ANNUM, IF FIXED, OR REFERENCE RATE PLUS TWO PERCENT (2%) IF VARIABLE, PROVIDED, HOWEVER, THAT THE BLENDED RATE OF INTEREST FOR THE ENTIRE PORTFOLIO OF PLEDGED NOTES SHALL NOT BE LESS THAN THE REFERENCE RATE PLUS ONE POINT FIVE PERCENT (1.5%).

                      5. NOTES GENERATED BY PURCHASERS OF REAL PROPERTY IN NEW YORK, CONNECTICUT, RHODE ISLAND, VERMONT, NEW HAMPSHIRE, PENNSYLVANIA OR MAINE WHICH PROVIDE FOR AN INTEREST RATE DURING THE FIRST TWO YEARS OF PRIME PLUS TWO HUNDRED (200) BASIS POINTS, AND INTEREST THEREAFTER OF AT LEAST PRIME PLUS THREE HUNDRED AND FORTY (340) BASIS POINTS WILL BE ACCEPTABLE, IF ALL OTHER STANDARDS ARE MET.

                      6. FOOTHILL, IN ITS SOLE AND ABSOLUTE DISCRETION, MAY, FROM TIME TO TIME, REQUIRE THAT THE INSTRUMENT IS AT LEAST THIRTY DAYS AGED FROM THE DATE OF ITS EXECUTION, AND AT LEAST ONE MONTHLY INSTALLMENT PAYMENT HAS BEEN MADE.

                      7. THE MAKER OF THE PLEDGED NOTE IS ACCEPTABLE TO FOOTHILL FOR CREDIT PURPOSES IN ITS SOLE JUDGMENT; HAS OR WILL ACQUIRE MARKETABLE TITLE TO A PURCHASE PARCEL FROM BORROWER; AND HAS NOT PURCHASED MORE THAN FOUR PARCELS IN ANY PROJECT.

                      8. NO NOTE WILL BE DELINQUENT MORE THAN THIRTY-ONE (31) DAYS PAST ITS DUE DATE AT THE TIME OF THE ADVANCE.

                      9. THE NOTE AND THE MORTGAGE SECURING THE SAME ARE SATISFACTORY TO FOOTHILL AND VALIDLY ENFORCEABLE IN ACCORDANCE WITH THEIR TERMS; UPON THE OBLIGORS DEFAULT UNDER THE INSTRUMENT, SUBJECT ONLY TO NOTICE IN A REASONABLE GRACE PERIOD, PAYMENT OF THE BALANCE OF THE INDEBTEDNESS OWING UNDER THE NOTE MAY BE IMMEDIATELY ACCELERATED AND

    THE LIEN OF THE MORTGAGE SECURING THE SAME MAY BE FORECLOSED; THE NOTE MORTGAGE HAS BEEN RECORDED IN THE APPROPRIATE REAL ESTATE RECORDS WHERE THE PURCHASED PARCEL IS LOCATED; AND THE LIEN OF THE PURCHASE MORTGAGE IS SUBJECT ONLY TO PERMITTED ENCUMBRANCES AND COVENANTS, CONDITIONS, AND RESTRICTIONS, RIGHTS OF WAY AND OTHER MATTERS OF PUBLIC RECORD ACCEPTABLE TO LENDER IN THEIR SOLE JUDGMENT.

                      10. ALL LOT SITE IMPROVEMENTS, IF ANY, WHICH HAVE BEEN COVENANTED TO BE PROVIDED TO THE MAKER OF THE NOTE SHALL HAVE BEEN PROVIDED, COMPLETED, OR BONDED.

                      11. THE NOTE IN THE APPLICABLE SALES TRANSACTION COMPLIED WITH ALL APPLICABLE LAWS AND THE PURCHASER DOES NOT HAVE ANY RIGHT OF RESCISSION OR SETOFF, OR THE LIKE.

                      12. THE PLEDGED NOTES MUST BE FROM A DIVERSE GROUP OF PROPERTIES AND FROM A DIVERSE GEOGRAPHIC AREA. AT LEAST 90% OF THE PURCHASERS OR THE MAKERS OF THE NOTES MUST BE CITIZENS OF THE UNITED STATES OR OF CANADA.

                      13. ALL PLEDGED NOTES MUST BE PAYABLE IN UNITED STATES LEGAL TENDER.

                      14. NO SINGLE PLEDGED NOTE CAN BE OF A PRINCIPAL AMOUNT SUCH THAT THE ADVANCE MADE ON SUCH NOTE WOULD EXCEED ONE MILLION DOLLARS ($1,000,000).

                      15. NO SINGLE PLEDGED NOTE CAN BE OF A PRINCIPAL AMOUNT SUCH THAT THE ADVANCE MADE ON SUCH NOTE EQUALS OR EXCEEDS FIFTY PERCENT (50%) OF THE OUTSTANDING B LINE ADVANCES AND A LINE ADVANCES THEN OUTSTANDING, WITHOUT TAKING INTO EFFECT THE PROPOSED ADVANCE ON SUCH NOTE.

                      16. POLICIES OF TITLE INSURANCE, IN FORM REASONABLY SATISFACTORY TO FOOTHILL, SHALL BE DELIVERED TO FOOTHILL WITHIN SIXTY (60) DAYS OF DELIVERY OF EACH NOTE MORTGAGE.

                      17. FOR NOTES GENERATED BY AFFILIATES OF BORROWER, FOOTHILL SHALL BE SATISFIED WITH THE ASSIGNMENT DOCUMENTS TRANSFERRING SUCH NOTE TO BORROWER, AND THE CERTIFICATE SET FORTH IN SECTION 3.2(C) HEREOF.

                                  SCHEDULE R-1
                                  ------------

                    REAL PROPERTY SECURITY LEGAL DESCRIPTIONS

                                  SCHEDULE 5.12
                                  -------------

                        EXISTING OR THREATENED LITIGATION